    As filed with the Securities and Exchange Commission on April 19, 2011


                                                      Registration No. 333-39157
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 19                  ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940



                                 Amendment No. 72                         ( X )



                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                         Charles F. Furtado, Jr., Esq.
                 New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)

                                    Copy to:

        Stephen E. Roth, Esq.                    Thomas F. English,Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and Chief Insurance Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2011 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ____________ pursuant to paragraph (a)(i) of 485.
If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                   NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE

                             PROSPECTUS--MAY 1, 2011

     A FLEXIBLE PREMIUM LIFE INSURANCE POLICY OFFERED TO TWO INSUREDS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I

           Please use one of the following addresses for service requests:

REGULAR MAIL  NYLIAC                               EXPRESS MAIL  NYLIAC
              Variable Products Service Center                   Variable Products Service Center
              Madison Square Station                             51 Madison Avenue
              P.O. Box 922                                       Room 251
              New York, NY 10159                                 New York, NY 10010



                     OR CALL OUR TOLL-FREE NUMBER: 1-800-598-2019

        You must send subsequent premium payments or loan repayments to us at:


REGULAR MAIL  NYLIAC                               EXPRESS MAIL  NYLIAC, Suite 3021
              75 Remittance Drive, Suite 3021                    c/o The Northern Trust Bank
              Chicago, IL 60675-3021                             350 North Orleans Street
                                                                 Receipt & Dispatch, 8th Floor
                                                                 Chicago, IL 60654



     This prospectus describes individual flexible premium survivorship variable universal life insurance policies issued by New York Life Insurance and Annuity ("NYLIAC"). In this prospectus, the words "we," "our" or "us" refer to NYLIAC and the words "you" or "your" refer to the policyowner. These policies offer life insurance protection on two insureds, with a life insurance benefit payable when the last surviving insured dies while the policy is in effect. Series 1 policies were offered for sale prior to May 10, 2002 and Series 2 policies were offered for sale commencing in states where approved on May 10, 2002. Both Series 1 and Series 2 policies are no longer being offered. However, we will still accept additional premiums under existing policies. Unless otherwise indicated, all information in this prospectus applies to both series of policies.

     If you already own a life insurance policy it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

                                TABLE OF CONTENTS



                                            PAGE
                                            ----
Summary of Benefits and Risks..........        4
  Benefits.............................        4
  Risks................................        6
Table of Fees and Expenses.............        8
  Transaction Fees.....................        8
  Periodic Charges Other Than Funds'
     Operating Expenses................        9
  Fund Annual Operating Expenses.......       10
  Fund Annual Expenses.................       11
Definitions............................       13
Management and Organization............       14
  Insurer..............................       14
  Your Policy..........................       14
  About the Separate Account...........       15
  Our Rights...........................       15
     The Fixed Account and DCA Plus
       Account.........................       16
     How to Reach Us for Policy
       Services........................       16
       Virtual Service Center and
          Interactive Voice Response
          System.......................       16
       VSC.............................       17
       IVR.............................       17
     Registered Representative
       Actions.........................       18
     Funds and Eligible Portfolios.....       18
     Investment Return.................       22
     Voting............................       22
Charges Associated with the Policy.....       22
  Deductions from Premiums.............       22
     Sales Expense Charge..............       23
     State Premium Tax Charge..........       24
     Federal Tax Charge................       24
  Deductions from Cash Value...........       24
     Monthly Contract Charge...........       25
     Charge for Cost of Insurance
       Protection......................       25
     Mortality and Expense Risk Charge
       (Series 2 only).................       25
     Separate Account Administrative
       Charge (Series 2 only)..........       26
     Charge Per $1,000 of the Current
       Face Amount (Series 2 only).....       26
     Charge Per $1,000 of the Initial
       Face Amount (Series 1 only).....       26
     Rider Charges.....................       26
     Expense Allocation................       26
  Separate Account Charges.............       27
     Mortality and Expense Risk Charge
       (Series 1 only).................       27
     Administrative Charge (Series 1
       only)...........................       27
     Charges for Federal Income Taxes..       27
     Fund Charges......................       27
  Transaction Charges..................       27
     Surrender Charges.................       27
     First-Year Lapse/Reinstatement
       Charge..........................       28
     Partial Withdrawal Charge.........       28
     Transfer Charge...................       28
     Exercise of Living Benefits
       Rider...........................       28
  Loan Charges.........................       28
Description of the Policy..............       28
  The Parties..........................       28
     Policyowner.......................       29
     Insureds..........................       29
     Beneficiary.......................       29
  The Policy...........................       29
     How the Policy Is Available.......       30
     Policy Premiums...................       30
  Cash Value...........................       30
  Investment Divisions, the Fixed
  Account, and the DCA Plus Account....       30
     Amount in the Separate Account....       30
     Amount in the Fixed Account and/or
       DCA Plus Account................       31
     Transfers Among Investment
       Divisions, the Fixed Account and
       the DCA Plus Account............       31
     Limits on Transfers...............       32
     Additional Benefits through
       Riders..........................       34
     Options Available at No Additional
       Charge..........................       35
       Policy Split Option.............       35
       Dollar Cost Averaging...........       35
       Dollar Cost Averaging Plus ("DCA
          Plus").......................       35
       Automatic Asset Reallocation....       35
       Interest Sweep..................       36
     Maturity Date.....................       36
     Tax-Free "Section 1035" Insurance
       Policy Exchanges................       36
     24 Month Exchange Privilege.......       36
Premiums...............................       37
     Planned Premium...................       37
     Unplanned Premium.................       38
     Risk of Minimally Funded
       Policies........................       38
     Timing and Valuation..............       38
     Free Look.........................       38
     Premium Payments..................       39
     Check-O-Matic.....................       39
     Premium Payments Returned for
       Insufficient Funds..............       39
Policy Payment Information.............       40
     When Life Insurance Coverage
       Begins..........................       40
     Changing the Face Amount of Your
       Policy..........................       40
     Policy Proceeds...................       41
     Payees............................       41
     How Policy Proceeds will be Paid..       41
     Electing or Changing a Payment
       Option..........................       43
     When We Pay Policy Proceeds.......       43
     Life Insurance Benefit Options....       44
     Changing Your Life Insurance
       Benefit Option..................       45
  Additional Policy Provisions.........       46
     Limits on Our Rights to Challenge
       Your Policy.....................       46
     Suicide...........................       47
     Misstatement of Age or Gender.....       47
     Assignment........................       47

                                            PAGE
                                            ----
Partial Withdrawals and Surrenders.....       47
  Partial Withdrawals..................       47
     Amount Available to Withdraw......       47
     Requesting a Partial Withdrawal...       47
     The Effect of a Partial Withdrawal
       (Series 1 only).................       48
     The Effect of a Partial Withdrawal
       (Series 2 only).................       48
  Surrenders...........................       49
     Cash Surrender Value..............       49
     Requesting a Surrender............       49
     When the Surrender is Effective...       50
     Surrender Charges.................       50
Loans..................................       50
     Your Policy as Collateral for a
       Loan............................       50
     Loan Interest.....................       50
     Interest on the Cash Value Held as
       Collateral......................       51
     When Loan Interest is Due.........       51
     Loan Repayment....................       51
     Excess Loan Condition.............       51
     The Effect of a Policy Loan.......       51
Termination and Reinstatement..........       52
     Late Period.......................       52
     Reinstatement Option..............       52
Distribution and Compensation
  Arrangements.........................       53
Federal Income Tax Considerations......       54
     Our Intent........................       54
     Tax Status of NYLIAC and the
       Separate Account................       55
     Charges for Taxes.................       55
     Diversification Standards and
       Control Issues..................       55
     Life Insurance Status of the
       Policy..........................       56
     IRC Section 101(j)--Impact on
       Employer-Owned Policies.........       56
     Modified Endowment Contract
       Status..........................       57
     Status of the Policy After the
       Younger Insured is Age 100......       58
     Policy Surrenders and Partial
       Withdrawals.....................       58
     3.8 Percent Medicare Tax on
       Certain Investment Income.......       59
     Policy Loans and Interest
       Deductions......................       59
     Corporate Owners..................       59
     Exchanges or Assignments of
       Policies........................       59
     Reasonableness Requirement for
       Charges.........................       60
     Living Benefits Rider (Also Known
       as Accelerated Benefits Rider)..       60
     Other Tax Issues..................       60
     Qualified Plans...................       60
     Withholding.......................       60
Legal Proceedings......................       61
Records and Reports....................       61
Financial Statements...................       61
State Variations.......................       62
Appendix A Series 2 Illustrations......      A-1
Obtaining Additional Information.......       69



     The NYLIAC Survivorship Variable Universal Life Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Survivorship Variable Universal Life ("SVUL"). Many benefits of SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     SVUL offers you the protection of permanent life insurance, which can, over time, become a valuable asset.

     SVUL provides permanent life insurance coverage on two insureds with a life insurance benefit payable when the last surviving insured dies. In addition this policy has the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable deductions and charges, are allocated to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

       -- the amount in and performance of each Investment Division of the Separate Account;

       -- the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

       -- the charges we deduct.

     With SVUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

FLEXIBLE PREMIUMS

     SVUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, premium payments can vary depending on your individual policy (age, gender, coverage amount, underwriting classification). As long as the Net Cash Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     SVUL allows you to access your policy's Cash Surrender Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow up to 90% of your policy's Cash Surrender Value.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value, Net Cash Value and your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum Face Amount. Certain charges will apply. Partial withdrawals can result in a taxable event. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC's Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals.")

INVESTMENT OPTIONS

     This policy offers you a choice of 38 Investment Divisions, (37 of which are available to all policyowners), the Fixed Account, and/or the DCA Plus Account. You can choose a maximum of 21 investment options for net premium payments from among the 38 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among Investment Divisions and the Fixed Account tax-free, within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy.

CHANGE THE AMOUNT OF COVERAGE

     With SVUL, while both insureds are alive, you may request an increase or decrease in the policy's face amount within limits. In order to request a decrease of the policy's Face Amount, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus. (See "Changing the Face Amount of Your Policy.") You may request an increase of the policy's Face Amount by contacting your registered representative or by submitting a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven-year testing period for modified endowment contract status. Decreases in coverage can incur surrender charges.

THREE LIFE INSURANCE BENEFIT OPTIONS

     SVUL offers different life insurance benefit options. Series 1 policies offer two options; Series 2 policies offer three.

       -- Option 1--a level benefit equal to your policy's Face Amount.

       -- Option 2--a benefit that varies and equals the sum of your policy's
          Face Amount and Cash Value.

       -- Option 3 (Series 2 only)--a benefit that equals the sum of your policy's Face Amount and the Adjusted Total Premium.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax
Considerations -- Life Insurance Status of Policy -- IRC Section
101(j) -- Impact on Employer-Owned Policies" for more information.

AUTOMATED INVESTMENT FEATURES

     The following administrative features are available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Dollar Cost Averaging Plus, Expense Allocation, and Interest Sweep.

DOLLAR COST AVERAGING PLUS

     At policy issue, you may elect the Dollar Cost Averaging Plus ("DCA Plus") feature that allows you to set up dollar cost averaging using the DCA Plus Account when a premium payment during the first policy year is made.

OPTIONAL RIDERS

     SVUL offers additional insurance coverage and other benefits through optional riders. Certain riders have costs associated with them.

POLICYOWNER SUPPORT

     As a policyowner, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your SVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC") NYLIC has more than 160 years of experience in the offering of insurance products, and NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, are applicable to the Fixed Account and the DCA Plus Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIAC.

                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than with a fixed rate life insurance policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium and cash value allocation choices should be consistent with your personal investment objective and risk tolerance.

RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the last surviving insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     A SVUL policy with a Net Cash Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally-funded, is more likely to be unable to maintain its Net Cash Value due to market fluctuation and other performance related risks. In addition, by paying only the minimum required monthly premium for the No-Lapse Guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     We have the right to increase current charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. The actual charges, however, will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger a loan becomes relative to the policy's Net Cash Value, the greater the risk that the policy's remaining Net Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. (See "Federal Income Tax Considerations--Modified Endowment Contract Status".)

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If, however, loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

TAX RISKS


     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the younger insured becomes age 100, and that the policyowner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount; and (7) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.


CHARGES FOR POLICY SURRENDER/DECREASES IN COVERAGE

     During the first fifteen years of the policy or within fifteen years after you increase the face amount, surrender charges may apply. SVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Description of the Policy--Investment Divisions, the Fixed Account and the DCA Plus Account--Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       -- portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

       -- increased administrative and Fund brokerage expenses

       -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Description of the Policy--Investment Divisions, the Fixed Account and the DCA Plus Account--Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, surrender the policy, or transfer Cash Value between investment options.

                                TRANSACTION FEES


 -----------------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                         AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------
Sales Expense Charge        when premium       Current: 8%(1) of premium payments
  Imposed on Premium         payment is        Guaranteed Maximum: 9%(2) of premium payments
  Payments paid up         applied, up to
  to the Target          younger Insured's
  Premium                     age 100
 -----------------------------------------------------------------------------------------------
Sales Expense Charge        when premium       Current: 4%(3) of premium payments
  Imposed on Premium         payment is        Guaranteed Maximum: 6.5% of premium payments
  Payments paid over       applied, up to
  the Target Premium     younger Insured's
                              age 100
 -----------------------------------------------------------------------------------------------
Tax Charges:                when premium       All taxes may vary over time. Guaranteed maximums
                             payment is        are subject to tax law changes.
  State Premium Tax        applied up to       Current: 2% of all premium payments
  Charge                 younger Insured's
                              age 100          Current: 1.25% of all premium payments
  Federal Tax Charge
    - Non-Qualified
  Policy

     - Qualified                               None
       Policy
 -----------------------------------------------------------------------------------------------
Surrender Charge(4)         surrender or       Current and Guaranteed Maximum: percentage based
                          decrease in Face     on the duration of coverage and on the younger
                          Amount in first      Insured's issue age multiplied by 20% of Target
                              15 years         Premium(5)
 -----------------------------------------------------------------------------------------------
Additional Surrender
  Charges:
     - Policy            surrender or lapse    Guaranteed Maximum: $550(6)
       Surrender           in first year
       Charge During
       First Policy
       Year(5)
 -----------------------------------------------------------------------------------------------
     - Surrender         surrender in first    See "Surrender Charge," above. The calculation
       Charge After           15 years         for the additional face amount begins on the
       face amount         after increase      effective date of the increase.
       Increase(4)
 -----------------------------------------------------------------------------------------------
Partial Withdrawal       at time of partial    Guaranteed/Current: Lesser of $25 or 2% of amount
  Charge                     withdrawal        withdrawn.
                              request
                                               In addition, if face amount is impacted, see
                                               "Surrender Charge," above.
 -----------------------------------------------------------------------------------------------
Transfer Fees           at time of transfer    Current: No charge
                                               Guaranteed Maximum: first 12 transfers per Policy
                                               Year: no charge; each transfer over 12 in a
                                               Policy Year: $30 per transfer
 -----------------------------------------------------------------------------------------------
Living Benefits          when you exercise     $150 (one-time)
  Rider                     the benefit



(1) Current Sales Expense Charge for premiums paid up to the Target Premium is reduced to 4% in Policy Years 11 and beyond.
(2) Guaranteed Sales Expense Charge for premiums paid up to the Target Premium is reduced to 6.5% in Policy Years 11 and beyond.
(3) Current Sales Expense Charge for premiums paid over the Target Premium is reduced to 0% in Policy Years 11 and beyond.
(4) We will not deduct a surrender charge if:
     - we cancel the policy;
     - we pay proceeds upon the death of the last surviving insured;
     - we pay a required IRS minimum distribution; or
     - the policy is out of the surrender charge period.
(5) The Surrender Charge Premium on the Policy Data Page varies by gender, issue age, and classification of the insureds as smoker or non-smoker. We will deduct a surrender charge that is equal to 20% of the Target Premium multiplied by a percentage that is based on the age of the younger Insured at the time the policy (or any face amount increase) is issued and the duration of that coverage from issue. For policies where the younger Insured is below age 85 at the time the policy (or any face amount increase) is issued, the percentage is equal to 100% in years 1-6, declining 10% each year until it equals 0% in Policy Year 16. For policies where the younger Insured is age 85 or above at the time the policy (or any face amount increase) is issued, the percentage is equal to 100% in years 1-4, declining 20% each year until it equals 0% in Policy Year 9. For a face amount decrease, the Surrender Charge is the difference between (1) and (2) where
    (1) is the Surrender Charge calculated on the original face amount, and (2) is the Surrender Charge on the new decreased face amount.
(6) The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 - monthly contract charge for subsequent Policy Years] x [Monthly Deduction Days between surrender date and first anniversary of the Policy Date]

         The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Funds' fees and expenses.

                PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES


----------------------------------------------------------------------------------------------------------
                                       WHEN CHARGE
CHARGE                                 IS DEDUCTED                        AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------
Cost of Insurance Charge:(1)             monthly        Guaranteed Maximum: $83.33 per $1,000 of Net
                                        to younger      Amount at Risk(2)
                                      Insured's age     Guaranteed Minimum: $0.00009 per $1,000 of Net
                                           100          Amount at Risk

                                                        Representative Insured:
                                                        Initial Charge for a Male, Age 55, Preferred
                                                        Rating, and a Female, Age 50, Preferred Rating:
                                                        $0.00273 per $1,000 of Net Amount at Risk
----------------------------------------------------------------------------------------------------------

Monthly Contract Charge:                 monthly
Policy Year 1:                                          Current: $60
                                                        Guaranteed maximum: $62
Policy Year 2+:                                         Current: $10
                                                        Guaranteed maximum: $12
----------------------------------------------------------------------------------------------------------


Mortality & Expense Risk Charges          daily         Current: 0.60% (annualized) of each Investment
  (Series 1)                                            Division's average daily net asset value
                                                        Guaranteed maximum: 0.90% (annualized) of each
                                                        Investment Division's average daily net asset
                                                        value
Mortality & Expense Risk Charges         monthly        Current: 0.60% (annualized) of the Separate
  (Series 2)                                            Account Value
                                                        Guaranteed maximum: 0.90% (annualized) of the
                                                        Separate Account Value
----------------------------------------------------------------------------------------------------------


Separate Account Administrative           daily         Current and guaranteed maximum: 0.10% (annualized)
  Charges (Series 1)                                    of each Investment Division's average daily net
                                                        asset value
Separate Account Administrative          monthly        Current and guaranteed maximum: 0.10% (annualized)
  Charges (Series 2)                                    of the Separate Account Value
----------------------------------------------------------------------------------------------------------


Charge Per $1,000 of Initial Face       monthly in      Current and guaranteed maximum: $0.04 per $1,000
  Amount (Series 1)                   first 3 Policy    of Initial Face Amount (never less than $10, not
                                          Years         to exceed $100)
                                     Policy Years 4+    Current and guaranteed maximum: $0

Charge Per $1,000 of Current Face       monthly in      Current and guaranteed maximum: $0.04 per $1,000
     Amount (Series 2)                first 3 Policy    of Current Face Amount (never less than $10, not
                                          Years         to exceed $100)

                                     Policy Years 4+    Current and guaranteed maximum: $0
----------------------------------------------------------------------------------------------------------


Riders:
  - Guaranteed Minimum Death          monthly until     $0.01 per $1,000 face amount coverages of policy
    Benefit Rider                     rider expires     and riders(3)

----------------------------------------------------------------------------------------------------------

     - Life Extension Benefit         monthly after     Minimum: 1% of the cost of insurance.
       Rider(1)                      younger Insured    Guaranteed maximum: 268% of the cost of insurance.
       (Series 2 only)                attains age 90
                                                        Representative Insured:
                                                        Initial charge for a Male, Age 55, Preferred
                                                        Rating, and a Female, Age 50, Preferred Rating:
                                                        62% of monthly deductions of cost of insurance.
----------------------------------------------------------------------------------------------------------

     - First-to-Die Monthly           monthly until     Based on the present value of the future charges
       Deduction Waiver Rider             rider         that we estimate may be waived under this rider
                                         expires        and the cost of insurance rate for this rider.

----------------------------------------------------------------------------------------------------------

     - Level First-to-Die Term           monthly        Guaranteed maximum: $83.33 per $1,000 of term
       Rider(1)                        until rider      insurance face amount
                                         expires        Guaranteed minimum: $0.17 per $1,000 of term
                                                        insurance face amount
                                                        Representative Insured:
                                                        Initial Charge for a Male, Age 55, Preferred
                                                        Rating, and a Female, Age 50, Preferred Rating:
                                                        $1.00 per month per $1,000 of term insurance face
                                                        amount.
----------------------------------------------------------------------------------------------------------

Loan Interest                         monthly while     Current: 6% annually
                                     loan balance is    Guaranteed Maximum: 8% annually
                                       outstanding




(1) This cost varies based on characteristics of the Insureds, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2) "Net Amount at Risk" is equal to the difference between the Life Insurance Benefit divided by 1.00327 and the policy's Cash Value. See "Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge.
(3) Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class, and coverage amount. The longer the coverage period selected, the greater the required premium.

     The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2010. Expenses of the Fund may be higher or lower in the future. More information concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

 Fund Annual Operating Expenses (expenses that are deducted from Fund assets)(1)

                                                               MINIMUM    MAXIMUM
                                                               -------    -------
Total Annual Fund Companies' Operating Expenses(2)..........    0.35%      1.61%



  --------
     (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2010. This information is provided by the Funds and their agents, and is based on 2010 expenses. We have not verified the accuracy of this information.
     (2) Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees and other expenses.

                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       UNDERLYING
                                                                                                        PORTFOLIO
                                                                            DISTRIBUTION                  FEES     TOTAL FUND
                                                              MANAGEMENT      (12B-1)         OTHER        AND       ANNUAL
                                FUND                             FEES           FEES        EXPENSES    EXPENSES     EXPENSE
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Conservative Allocation -- Initial Class             0.00%         0.00%          0.05%       0.83%       0.88%
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Growth Allocation -- Initial Class                   0.00%         0.00%          0.06%       1.09%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Allocation -- Initial Class                 0.00%         0.00%          0.05%       0.92%       0.97%
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Growth Allocation -- Initial Class          0.00%         0.00%          0.05%       1.01%       1.06%
-----------------------------------------------------------------------------------------------------------------------------


       Please refer to the applicable fund prospectus for additional information.

# Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

                              FUND ANNUAL EXPENSES


-----------------------------------------------------------------------------------------------------------------
                                                                            DISTRIBUTION               TOTAL FUND
                                                              MANAGEMENT      (12B-1)         OTHER      ANNUAL
                            FUND                                 FEES           FEES        EXPENSES   EXPENSE(#)
-----------------------------------------------------------------------------------------------------------------
MainStay VP Balanced -- Initial Class                            0.75%         0.00%          0.10%(a)    0.85%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Bond -- Initial Class                                0.49%         0.00%          0.06%       0.55%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Cash Management                                      0.44%         0.00%          0.06%       0.50%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Common Stock -- Initial Class                        0.55%         0.00%          0.06%       0.61%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Convertible -- Initial Class                         0.60%         0.00%          0.06%       0.66%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Floating Rate -- Initial Class                       0.60%         0.00%          0.07%       0.67%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Government -- Initial Class                          0.50%         0.00%          0.06%       0.56%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Growth Equity -- Initial Class                       0.61%         0.00%          0.05%       0.66%
-----------------------------------------------------------------------------------------------------------------
MainStay VP High Yield Corporate Bond -- Initial Class           0.56%         0.00%          0.05%       0.61%
-----------------------------------------------------------------------------------------------------------------
MainStay VP ICAP Select Equity -- Initial Class                  0.76%         0.00%          0.05%       0.81%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Income Builder -- Initial Class                      0.57%         0.00%          0.08%       0.65%
-----------------------------------------------------------------------------------------------------------------
MainStay VP International Equity -- Initial Class                0.89%         0.00%          0.09%       0.98%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Large Cap Growth -- Initial Class                    0.75%         0.00%          0.06%       0.81%
-----------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap Core -- Initial Class                        0.85%         0.00%          0.07%(b)    0.92%
-----------------------------------------------------------------------------------------------------------------
MainStay VP S&P 500 Index -- Initial Class                       0.30%         0.00%          0.05%       0.35%
-----------------------------------------------------------------------------------------------------------------
MainStay VP U.S. Small Cap -- Initial Class                      0.79%         0.00%          0.06%       0.85%
-----------------------------------------------------------------------------------------------------------------
Alger Small Cap Growth -- Class I-2 Shares*                      0.81%         0.00%          0.14%       0.95%
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap Value Portfolio -- Class
  A Shares                                                       0.75%         0.00%          0.09%       0.84%
-----------------------------------------------------------------------------------------------------------------
Calvert VP SRI Balanced Portfolio                                0.70%         0.00%          0.21%       0.91%
-----------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth -- Initial Shares                   0.75%         0.00%          0.06%       0.81%
-----------------------------------------------------------------------------------------------------------------
DWS Dreman Small Mid Cap Value VIP -- Class A Shares             0.65%         0.00%          0.22%(c)    0.87%
-----------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) -- Initial Class                   0.56%         0.00%          0.09%       0.65%(d)
-----------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity Income -- Initial Class                   0.46%         0.00%          0.10%       0.56%
-----------------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund -- Series I Shares        0.71%         0.00%          0.33%       1.04%(e)
-----------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio -- Institutional Shares           0.55%         0.00%          0.03%       0.58%
-----------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Portfolio -- Institutional Shares          0.59%         0.00%          0.06%       0.65%
-----------------------------------------------------------------------------------------------------------------
MFS Utilities Series -- Initial Class                            0.73%         0.00%          0.08%       0.81%
-----------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio -- Administrative Class Shares       0.50%         0.15%(f)       0.01%       0.66%
-----------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio -- Investment Class                    1.25%         0.00%          0.12%(g)    1.37%
-----------------------------------------------------------------------------------------------------------------
Royce Small-Cap Portfolio -- Investment Class                    1.00%         0.00%          0.06%       1.06%
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio -- I                       0.85%         0.00%          0.00%       0.85%
-----------------------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio -- Class I                 1.22%         0.00%          0.39%       1.61%(h)
-----------------------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio -- Class I                        1.05%         0.00%          0.07%       1.12%(i)
-----------------------------------------------------------------------------------------------------------------
Van Eck Global Hard Assets                                       0.89%         0.00%          0.08%       0.97%(j)
-----------------------------------------------------------------------------------------------------------------




        Please refer to the applicable fund prospectus for additional information.



        Management Fees may include Adviser and/or Administration Fees.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.





* No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.





(a)     Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of
        0.01%.





(b)     Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of
        0.02%.





(c)     Includes Underlying Portfolio Expenses of 0.05%.





(d) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.63%. These offsets may be discontinued at any time.





(e) The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 1.11% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the

        Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.

(f)     The fees designated as "Distribution (12b-1) Fees" reflect "Service
        Fees."

(g)     Includes Acquired Fund Fees and Expenses of 0.05%.

(h) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.60% for UIF Emerging Markets Equity Portfolio -- Class
        I. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(i) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.10%. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate. For the fiscal year ended December 31, 2010, after giving effect to the Adviser's fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.11% for Class I. The total annual portfolio operating expenses, excluding certain investment related expenses, was 1.10% for Class I.

(j) For the period May 1, 2011 until May 1, 2012, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

                                   DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. Each "Business Day" is a "Valuation Day".

CASH SURRENDER VALUE: The Cash Value, less any surrender charges that may apply, and less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.

CASH VALUE: The total value of your policy's accumulation units in the Separate Account, plus any amount in the Fixed Account and the DCA Plus Account.

CASH VALUE ACCUMULATION TEST (CVAT): An Internal Revenue Service ("IRS") test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") ACCOUNT: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

IVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.

MONTHLY DEDUCTION DAY: The date that we deduct your monthly contract charge, cost of insurance charge, the charge per $1,000 of initial face amount, if any (for Series 1); and any rider charges from your policy's Cash Value; and for Series 2, the date that we deduct the charge per $1,000 of current face amount, if any; the Mortality and Expense Risk charge and the administrative charge from the Separate Account Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit divided by 1.00327 and the policy's Cash Value.

NET CASH VALUE: The Cash Value, less any unpaid loans and accrued interest, and less the smaller of (a) any surrender charges that may apply at time of lapse or
(b) the sum of any partial withdrawals, unpaid loans and accrued interest.

NON-QUALIFIED POLICY: A policy issued to a person, or an entity (other than an employee benefit plan, that qualifies for special federal income tax treatment).

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.


SEC:  The Securities and Exchange Commission.


SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Eligible Portfolios.


SEPARATE ACCOUNT VALUE: An amount equal to the Cash Value allocated to the Separate Account.


SERIES 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy is no longer offered for sale.

SERIES 2: A policy NYLIAC began accepting applications and premium payments for beginning May 10, 2002. This policy is no longer offered for sale.

TARGET PREMIUM: An amount shown on the Policy Data Page that we use to calculate the sales expense and surrender charges. Any changes to the face amount of your base policy will affect your Target Premium.

VPSC:  Variable Products Service Center.


VSC: Virtual Service Center. The VSC provides up-to-date policy information through the internet See, "Management and Organization--How To Reach Us For Policy Services" for more information.


                           MANAGEMENT AND ORGANIZATION

                                     INSURER

           New York Life Insurance and Annuity Corporation ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

                                   YOUR POLICY


     SVUL was offered by NYLIAC. The policy has two series (Series 1 and Series
2) that are no longer offered for sale. However, we still accept additional premiums under existing policies. Policy assets allocated to the Investment Divisions are invested in the NYLIAC Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. Both Series 1 and

Series 2 of the policy offer life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes in the face amount of the policy, loans, withdrawals and face amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 investment options, including the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The DCA Plus Account was only available for new sales of Series 2.

     The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

STATE VARIATIONS Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations, because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see Appendix B for a summary of state variations.

                           ABOUT THE SEPARATE ACCOUNT


     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.


     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC's Fixed Account or DCA Plus Account, and the performance of any other separate account of NYLIAC.


     The Separate Account currently consists of 38 Investment Divisions available under a policy (37 of which are available to all policyowners). After the end of the Free Look period, net premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.


                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

       -- deregister the Separate Account under the 1940 Act;

       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts;

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

       -- change the name of the Separate Account.

THE FIXED ACCOUNT AND DCA PLUS ACCOUNT


The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.


HOW TO REACH US FOR POLICY SERVICES

     Please send service requests to us at one of the addresses listed on the first page of this prospectus.

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR").

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through our Virtual Service Center once they have passed all security protocols that identify the policyowner.

     - VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes, and loan requests. We may revoke VSC and IVR privileges for certain policyowners. (See "Description of the Policy--Investment Divisions, the Fixed Account and the DCA Plus Account--Limits on Transfers.")

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number ("PIN"). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options will be available to anyone who provides your Social Security number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you. PINs will not be issued to corporations and other legal entities.

     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all policyowners if a policy is jointly owned. Transfer, allocation changes, and loan requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern
Time) on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day.

     We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.

     - VSC

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturdays from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to:

     - e-mail your registered representative or Variable Product Service Center;

     - view and download statements;

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - change your address;

     - obtain service forms;

     - reset your password; and

     - sign up to receive future prospectuses, policyowner annual and semi-annual reports and quarterly policy summaries for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

     - IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - request a loan on your policy; and

     - speak with one of our Customer Service Representatives on any Business Day Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

     By sending a completed Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information, and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements.

     NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.




REGISTERED REPRESENTATIVE ACTIONS



     You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among investment options, Automatic Asset Allocation ("AAR") updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.



     To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses noted on the first page of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See "Description of the Policy--Investment Divisions, the Fixed Account and the DCA Plus Account--Limits on Transfers"). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.



     NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.


                          FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives are listed in the following table. For more information about each of these Portfolios please read the prospectuses found in the accompanying book of underlying fund prospectuses. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------

 MainStay VP Funds Trust:               New York Life Investment
                                     Management LLC ("New York Life
                                              Investments")
  --MainStay VP                                                       - Seeks high total return.
     Balanced--Initial
     Class
  --MainStay VP Bond--Initial                                         - Seeks the highest income over
     Class                                                              the long term consistent with
                                                                        preservation of principal.
  --MainStay VP Cash Management                                       - Seeks a high level of current
                                                                        income while preserving capital
                                                                        and maintaining liquidity.
  --MainStay VP Common                 Subadviser: Madison Square     - Seeks long-term growth of
     Stock--Initial Class            Investors LLC ("Madison Square     capital, with income as a
                                               Investors")              secondary consideration.
  --MainStay VP Conservative                                          - Seeks current income and,
     Allocation--Initial Class                                          secondarily, long-term growth
                                                                        of capital.
  --MainStay VP                      Subadviser: MacKay Shields LLC   - Seeks capital appreciation
     Convertible--Initial Class                ("MacKay")               together with current income.
  --MainStay VP Floating                                              - Seeks to provide high current
     Rate--Initial Class                                                income.
  --MainStay VP                            Subadviser: MacKay         - Seeks a high level of current
     Government--Initial Class                                          income, consistent with safety
                                                                        of principal.
  --MainStay VP Growth                                                - Seeks long-term growth of
     Allocation--Initial Class                                          capital.
  --MainStay VP Growth                 Subadviser: Madison Square     - Seeks long-term growth of
     Equity--Initial Class                      Investors               capital.
  --MainStay VP High Yield                 Subadviser: MacKay         - Seeks maximum current income
     Corporate Bond--Initial                                            through investment in a
     Class                                                              diversified portfolio of high-
                                                                        yield debt securities. Capital
                                                                        appreciation is a secondary
                                                                        objective.
  --MainStay VP ICAP Select        Subadviser: Institutional Capital  - Seeks a superior total return.
     Equity--Initial Class                         LLC
                                                ("ICAP")
  --MainStay VP Income Builder--      Subadviser: Epoch Investment    - Seeks to realize current income
     Initial Class                    Partners, Inc. ("Epoch") and      consistent with reasonable
                                                 MacKay                 opportunity for future growth
                                                                        of capital and income.
  --MainStay VP International              Subadviser: MacKay         - Seeks to provide long-term
     Equity--Initial Class                                              growth of capital commensurate
                                                                        with an acceptable level of
                                                                        risk by investing in a
                                                                        portfolio consisting primarily
                                                                        of non-U.S. equity securities.
                                                                        Current income is a secondary
                                                                        objective.
  --MainStay VP Large Cap             Subadviser: Winslow Capital     - Seeks long-term growth of
     Growth--                                Management Inc.            capital
     Initial Class
  --MainStay VP Mid Cap Core--         Subadviser: Madison Square     - Seeks long-term growth of
     Initial Class                              Investors               capital.
  --MainStay VP Moderate                                              - Seeks long-term growth of
     Allocation--Initial Class                                          capital and, secondarily,
                                                                        current income.
  --MainStay VP Moderate Growth                                       - Seeks long-term growth of
     Allocation--Initial Class                                          capital and, secondarily,
                                                                        current income.
  --MainStay VP S&P 500 Index--        Subadviser: Madison Square     - Seeks to provide investment
     Initial Class                              Investors               results that correspond to the
                                                                        total return performance
                                                                        (reflecting reinvestment of
                                                                        dividends) of common stocks in
                                                                        the aggregate as represented by
                                                                        the S&P 500(R) Index.
  --MainStay VP U.S. Small Cap--           Subadviser: Epoch          - Seeks long-term capital
     Initial Class                                                      appreciation by investing
                                                                        primarily in securities of
                                                                        small-cap companies.

-------------------------------------------------------------------------------------------------------


 AIM Variable Insurance Funds
 (Invesco Variable Insurance
 Funds):
  --Invesco V.I. International           Invesco Advisers, Inc.       - The Fund's investment objective
     Growth Fund--Series I Shares                                       is long-term growth of capital.


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------

 The Alger Portfolios:
  --Alger Small Cap                            Fred Alger             - Seeks long-term capital
    Growth--Class I-2 Shares*               Management, Inc.            appreciation by focusing on
                                                                        smallcap or midcap companies
                                                                        that the Manager believes
                                                                        demonstrates promising growth
                                                                        potential.

-------------------------------------------------------------------------------------------------------
 AllianceBernstein(R) Variable
 Products Series Fund, Inc.
  --AllianceBernstein VPS                AllianceBernstein L.P.       - Seeks long-term growth of
     Small / Mid Cap Value                                              capital.
     Portfolio
-------------------------------------------------------------------------------------------------------

 Calvert Variable Series, Inc.:      Calvert Investment Management,   - Seeks to achieve a competitive
                                      Inc. (formerly Calvert Asset      total return through an
 --Calvert VP SRI Balanced              Management Company, Inc.)       actively managed portfolio of
 Portfolio                                                              stocks, bonds and money market
                                      Subadvisers (equity portion):     instruments, which offer income
                                       New Amsterdam Partners LLC.      and capital growth opportunity
                                                                        and which satisfy the
                                      Calvert manages fixed income      investment and social criteria,
                                     portion and handles allocation     including financial
                                         of assets and Portfolio        sustainability and social
                                       Managers for the Portfolio.      responsibility factors.


-------------------------------------------------------------------------------------------------------


 Dreyfus Investment Portfolios:

  --Dreyfus IP Technology               The Dreyfus Corporation       - The Portfolio seeks capital
     Growth--                                                           appreciation.
     Initial Shares


-------------------------------------------------------------------------------------------------------


 DWS Variable Series II                   Deutsche Investment         - The fund seeks long-term
                                        Management Americas, Inc.       capital appreciation.
  --DWS Dreman Small Mid                   Subadviser:  Dreman
    Cap Value VIP--Class A               Value Management L.L.C.
  Shares


-------------------------------------------------------------------------------------------------------


 Fidelity(R) Variable Insurance      Fidelity Management & Research
 Products Fund:                              Company ("FMR")

  --Fidelity(R) VIP                    Subadvisers: FMR Co., Inc.     - Seeks long-term capital
     Contrafund(R)--Initial                     ("FMRC")                appreciation.
     Class                             and other affiliates of FMR

  --Fidelity(R) VIP Equity-            Subadviser: FMRC and other     - Seeks reasonable income. The
     Income--                               affiliates of FMR           Fund will also consider the
     Initial Class                                                      potential for capital
                                                                        appreciation. The Fund's goal
                                                                        is to achieve a yield which
                                                                        exceeds the composite yield on
                                                                        the securities comprising the
                                                                        S&P 500(R) Index.


-------------------------------------------------------------------------------------------------------


 Janus Aspen Series:

  --Janus Aspen Balanced              Janus Capital Management LLC    - Seeks long-term capital growth,
     Portfolio-- Institutional                                          consistent with preservation of
     Shares                                                             capital and balanced by current
                                                                        income.

  --Janus Aspen Worldwide                                             - Seeks long-term growth of
     Portfolio--                                                        capital in a manner consistent
     Institutional Shares                                               with the preservation of
                                                                        capital.


-------------------------------------------------------------------------------------------------------


  MFS(R) Variable Insurance         Massachusetts Financial Services  - Seeks total return.
     Trust
  --MFS(R) Utilities                        Company ("MFS")
     Series--Initial Class

-------------------------------------------------------------------------------------------------------


 PIMCO Variable Insurance Trust:
  --PIMCO Real Return                Pacific Investment Management    - Seeks maximum real return,
     Portfolio--                          Company LLC ("PIMCO")         consistent with preservation of
     Administrative Class Shares                                        real capital and prudent
                                                                        investment management.

-------------------------------------------------------------------------------------------------------


 Royce Capital Fund:
  --Royce Micro-Cap                    Royce & Associations, LLC      - Seeks long-term growth of
     Portfolio--Investment Class                                        capital.
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------

 Royce Capital Fund (continued):
  --Royce Small-Cap                                                   - Seeks long-term growth of
     Portfolio--Investment Class                                        capital. Any production of
                                                                        income is incidental to the
                                                                        Fund's investment goal.

-------------------------------------------------------------------------------------------------------


 T. Rowe Price Equity Series,
 Inc.:
  --T. Rowe Price Equity Income      T. Rowe Price Associates, Inc.   - Seeks to provide substantial
     Portfolio--I                                                       dividend income as well as
                                                                        long-term growth of capital
                                                                        through investments in the
                                                                        common stocks of established
                                                                        companies.

-------------------------------------------------------------------------------------------------------

  The Universal Institutional          Morgan Stanley Investment
     Funds, Inc                             Management, Inc.
   -- UIF Emerging Markets            Subadvisers: Morgan Stanley     - Seeks long-term capital
      Equity Portfolio -- Class       Investment Management Company     appreciation by investing
      I                                            and                  primarily in growth-oriented
                                        Morgan Stanley Investment       equity securities of issuers in
                                           Management Limited           emerging market countries.
   -- UIF U.S. Real Estate                                            - Seeks above average current
      Portfolio -- Class I                                              income and long-term capital
                                                                        appreciation by investing
                                                                        primarily in equity securities
                                                                        of companies in the U.S. real
                                                                        estate industry, including real
                                                                        estate investment trusts
                                                                        ("REITs").

-------------------------------------------------------------------------------------------------------


 Van Eck VIP Trust:
  --Van Eck VIP Global Hard          Van Eck Associates Corporation   - Seeks long-term capital
     Assets Fund                                                        appreciation by investing
                                                                        primarily in "hard assets"
                                                                        securities. Income is a
                                                                        secondary consideration.
-------------------------------------------------------------------------------------------------------




* No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund's website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.




     The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 investment options for net premium payments from among the 38 Investment Divisions (37 of which are available to all policyowners), the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the cash value of your policy among the investment options tax free and within the limits of this prospectus.

     The Investment Divisions offered through the SVUL policies and described in this prospectus and the Statement of Additional Information are different from mutual funds that may have similar names, the same advisor, the same investment objective and policies, and similar portfolio securities, but still investment performance may not be the same.

                                INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, and/or the DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account, and/or the DCA Plus Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.

     We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All net premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each Monthly Deduction Day.

                                     VOTING

     We will vote the shares held in the Investment Divisions of the Separate Account of the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.
                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase SVUL. The following is a summary explanation of these charges. (See "Additional Information About Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS


     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

       -- Target Premium--From any premium payment we deduct a sales expense charge based on your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted only if you change the Face Amount of your policy.

       -- Current--In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 8.00% of premium payments up to the Target Premium. In each of Policy Years 11 and subsequent, we currently deduct 4.00% of premium payments up to the Target Premium. Once premiums equal to the Target Premium for a given Policy Year have been paid (the "Annual Target Premium Threshold"), we deduct a sales expense charge of 4.00% from any additional premiums paid in Policy Years 1-10, with no sales expense charges deducted from any such additional premiums paid in Policy Years 11 and subsequent.

       -- Guaranteed--We can change the amount of the sales charge at any time, but in each of Policy Years 1-10 we guarantee that the charge we deduct will never exceed: (1) 9% of any premium payments up to the Target Premium and (2) 6.50% of any premium payments over the Annual Target Premium Threshold. In each of Policy Years 11 and subsequent, we guarantee that any annual sales expense charge we deduct will never exceed 6.50% of any premium paid.

       -- Timing of Premium Payments--Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how the current sales expense charges may vary for premium payments received during one policy year versus another.

          The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

       -- Payments in Excess of Target Premium

          As noted above, in any given Policy Year, once the premiums you paid exceed the Annual Target Premium Threshold, we deduct a reduced sales expense charge (4.00% vs. 8.00% for Policy Years 1-10, 4.00% vs. 0.00% for Policy Years 11 and subsequent) from additional premium payments made in that Policy Year. However, if those same premium payments are made in the following Policy Year, they would be counted as Target Premium and would once again be subject to the current sales expense charge of 8.00% (for Policy Years 1-10) or 4.00% (for Policy Years 11 and subsequent) up to the Target Premium for that Policy Year.

          For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:

          - If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x .04 or $20.00.

          - If instead you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.08 or $40.00. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.

          The difference in current sales expense charges deducted on this payment -- $20.00 versus $40.00 -- is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will generally be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.

       -- Effect of Step-Down in Sales Expense Charges at Policy Years 11 and
          Subsequent

          As noted above, because current sales expense charges step down from Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:

          - If you made an annual premium payment of $1,500 in Policy Year 10, the sales expense charge would be:

               a) 8.00% on the premiums paid up to your Target Premium -- $1,000 x 0.08 or $80.00; plus

               b) 4.00% of the premium paid in excess of your Target Premium -- $500 x 0.04 or $20.00.

       The total annual sales expense charge deducted in Policy Year 10 would be $100.00.

     - If instead you made the same annual premium payment of $1,500 in Policy Year 11, however, the sales expense charge would be:

       4.00% of the premiums paid up to your Target Premium -- $1,000 x 0.04 or $40.00.

       Because there would be no sales expense charge deducted on the premium paid in excess of your Target Premium, the total annual current sales expense charge deducted in Policy Year 11 would be $40.00.

     The difference in total annual current sales expense charges deducted -- $100.00 versus $40.00 -- is due to the reduced sales expense charge applicable to premiums paid in Policy Year 11 versus those paid in Policy Year 10.

     As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues in deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

       -- Various states and jurisdictions impose a tax on premiums received by insurance companies. State premium tax rates vary from state to state and currently range from 0% to 3.5%. (The rate may be higher in certain U.S. possessions.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of life insurance premium, as a state premium tax charge. The 2% of the premium we deduct for the state premium tax charge may not reflect the actual premium tax charged in your state. We may increase this charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE


       -- For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.


                           DEDUCTIONS FROM CASH VALUE


     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge from the Separate Account Value. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.


     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year, and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing life insurance protection.

     The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds based on our underwriting to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy's Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. Cash Value varies based on investment returns, any unpaid loans and accrued interest, charges, and premium payments. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds' ages and circumstances at the time of the increase.

     We determine the initial rate of the monthly cost of insurance we apply to your policy based upon current underwriting. This determination is based on various factors including gender, underwriting class and issue age of both insureds and the Policy Year. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The current cost of insurance rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)


     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the Separate Account Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.



       -- Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the cash value in the Separate Account Value. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.



       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the Separate Account Value.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE (SERIES 2 ONLY)


     We deduct an administrative charge each month equal to a percentage of the Separate Account Value as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1,000, of the Separate Account Value.


CHARGE PER $1,000 OF THE CURRENT FACE AMOUNT (SERIES 2 ONLY)
CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (SERIES 1 ONLY)

     On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month. This charge will not be deducted in Policy Years 4 and beyond.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy's Data Page.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

LIFE EXTENSION RIDER CHARGE (SERIES 2 ONLY): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger insured is, or would have been, age 90, and ending when the younger insured is, or would have been, age 100. This charge will vary by gender, age, and underwriting class of each of the insureds.

LIVING BENEFITS RIDER CHARGE: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first insured.

EXPENSE ALLOCATION


     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge (Series 2 only), a Mortality and Expense Risk Charge (Series 2 only), and the charge per $1,000 of your policy's Current Face Amount (Series 2 only) or of Initial Face Amount (Series 1 only), not including riders. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.



     If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned portion of in the Fixed Account and/or the DCA Plus Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

       -- Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (SERIES 1 ONLY)

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Table of Fees and Expenses--Fund Annual Expenses" for more information on charges associated with the Funds.)

                               TRANSACTION CHARGES

SURRENDER CHARGES

     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the face amount of your policy including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal during the first 15 Policy Years, or within 15 years after you increase the face amount, we will deduct a Surrender Charge. This charge is equal to 20% of the Target Premium multiplied by a percentage that is based on the age of the younger Insured at the time the policy (or any face amount increase) is issued and the duration of that coverage from issue. For policies where the age of the younger Insured is below 85 at the time the policy (or any face amount increase) is issued, the percentage is 100% in years 1-6, declining 10% each year until it is 0% in Policy Year 16. For policies where the younger Insured is age 85 or above at the time the policy (or face amount increase) is issued, the percentage is 100% in years 1-4, declining 20% each year until it is 0% in year 9.

     Example:  Assume that a policy (a) has not had an increase in face amount,
(b) has a Target Premium of $12,662, (c) is issued to a male insured age 55 (preferred) and a female insured age 50 (preferred), and (d) is surrendered in the third year after issue. The Surrender Charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

     For additional information on surrender charges, including Surrender Charges after face amount increases and Surrender Charges on face amount decreases, please see the SAI.

FIRST-YEAR LAPSE/REINSTATEMENT CHARGE

     In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years, multiplied by the number of Monthly Deduction Days between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement).

PARTIAL WITHDRAWAL CHARGE

     In addition to any applicable surrender charges a partial withdrawal charge, not to exceed $25, may apply upon any partial withdrawal.

TRANSFER CHARGE

     We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

EXERCISE OF LIVING BENEFITS RIDER

     A one-time charge of $150 will apply if you exercise the Living Benefits Rider.

                                  LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Loans" for more information.)

                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contract owner), the INSUREDS, and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

       -- increase/decrease the face amount

       -- choose a different Life Insurance Benefit (except a change to Option
          3)

       -- add/delete riders

       -- change beneficiary

       -- change underlying investment options

       -- take a loan against or take a partial withdrawal from the value of the policy

     The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and sent to VPSC at one of the addresses listed on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement itself provides for tax deferral on any growth.

INSUREDS: These individuals' personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

     Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

                                   THE POLICY

     The policy provides life insurance protection on two Insureds, and pays Policy Proceeds when the last surviving Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options for Series 2 and two choices for Series 1; (3) access to the policy's Cash Surrender Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of premium and expense allocation options, consisting of 38 Investment Divisions (37 of which are available to all policyowners), a Fixed Account, and a DCA Plus Account with a guaranteed minimum interest rate of 4%. We will never declare a rate less than the guaranteed minimum Fixed Account interest rate stated on the Data Page of your policy. The guaranteed minimum interest rate for the DCA Plus Account will never be less than the guaranteed minimum interest rate for the Fixed Account.

     Your policy will stay in effect as long as the Net Cash Value of your policy is sufficient to pay your policy's monthly deductions. We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the last surviving Insured dies.

     Series 1 and 2 offer you a choice of either a level life insurance benefit equal to the face amount of your policy (option 1), or a life insurance benefit that varies and is equal to the sum of your policy's face amount and Cash Value (option 2). If you choose Option 2, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. However, your policy's life insurance benefit will never be less than the Face Amount of your policy. In addition, Series 2 offers a third option of a life insurance benefit which varies and equals the sum of your policy's face amount and the Adjusted Total Premium (option 3). The death benefit proceeds will be reduced by any outstanding loans and accrued loan interest.

HOW THE POLICY IS AVAILABLE

     SVUL is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insureds should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payment are: direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. (See "Premiums" for more information.)

                                   CASH VALUE

     The Cash Value of your policy at any time is equal to the total value of your policy's Accumulation Units in the Separate Account and any amount in the Fixed Account and/or the DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

       -- the amount and frequency of the premium payments;

       -- the investment experience of the Investment Divisions you choose;

       -- the interest credited on the amount in the Fixed Account and/or the DCA Plus Account;

       -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

       -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. (See "Partial Withdrawals and Surrenders" for details about surrendering your policy.)

        INVESTMENT DIVISIONS, THE FIXED ACCOUNT, AND THE DCA PLUS ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See "Management and Organization--Funds and Eligible Portfolios" for our list of available Investment Divisions) the Fixed Account, and within limits the DCA Plus Account, based on your instructions. You can choose a maximum of 21 investment options for net premium payments from among the 38 Investment Divisions (37 of which are available to all policyowners), the Fixed Account, and/or the DCA Plus Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT AND/OR DCA PLUS ACCOUNT

     You can choose to allocate all or a part of your net premium payments to the Fixed Account and, within limits, to the DCA Plus Account. The amount you have in the Fixed Account and/or DCA Plus Account equals:

          (1) the sum of the net premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account (no transfers can be made into the DCA Plus Account);

     plus (3) any interest credited to the Fixed Account and/or DCA Plus
              Account;

     less (4) any amounts you have withdrawn from the Fixed Account and/or DCA
              Plus Account;

     less (5) any charges we have deducted from the Fixed Account and/or DCA
              Plus Account;

     less (6) any transfers you have made from the Fixed Account and/or DCA Plus
              Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

     You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 investment options, which include the 38 Investment Divisions (37 of which are available to all policyowners), the Fixed Account and/or the DCA Plus Account.

     You can request a transfer under the following conditions:

       -- Maximum Transfer--The maximum amount you can transfer from the Fixed
          Account to the Investment Divisions during any Policy Year is 10% of the amount in the Fixed Account at the beginning of the Policy Year. This means, for example, if you have $10,000 in the Fixed Account, it will take you 16 years to transfer out the entire amount. If during any period the interest rate being credited to the Fixed Account is equal to the guaranteed rate shown on the Policy Data page, the maximum amount you can transfer from the Investment Divisions to the Fixed Account is 10% of the amount in the Separate Account at the beginning of the Policy Year. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

       -- Minimum Transfer--The minimum amount you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
          (ii) the total amount in the Investment Divisions or the Fixed Account. Minimum transfer limitations do not count on transfers made from DCA Plus to the Investment Divisions or the Fixed Account.

       -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.


       -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, DCA Plus, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.



       -- How to request a transfer:



     (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);



     (2) use the Interactive Voice Response system at 1-800-598-2019;



     (3) speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or



     (4) make your request through the Virtual Service Center (VSC).



     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.



     Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day. (See "Management and Organization--Our Rights--How to Reach Us for Policy Services" for more information.)


LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer

       -- charge you for any redemption fee imposed by an underlying Fund

       -- limit the dollar amount, frequency or number of transfers.

     Currently, if you or someone acting on your behalf requests EITHER BY TELEPHONE OR ELECTRONICALLY transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus. We will provide you with written notice when we take this action.

     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the

Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within six months of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging, DCA Plus, Automatic Asset Reallocation, and Interest Sweep options.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. We cannot, however, guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

          (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

          (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

       -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on portfolio management, such as:

              a) impeding a portfolio manager's ability to sustain an investment objective;

              b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

              c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").



ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting one or more optional riders. Except for the Living Benefits Rider, which is available without any additional charge, you must select your riders when you apply for your policy. You can only elect the Living Benefits Rider after one of the Insureds has died. The Living Benefits Rider is only available on Non-Qualified Policies. Generally, all other riders are available on both Non-Qualified and Qualified Policies, provided they are available in your state of issue.

       -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

       -- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER: As long as this rider is in effect, we will waive your policy's monthly deductions after the first Insured's death for the remainder of time the policy is in force.

       -- LEVEL FIRST-TO DIE TERM RIDER: This rider provides a level term insurance death benefit that we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both Insureds die at the same time.

       -- LIFE EXTENSION BENEFIT RIDER (FOR SERIES 2): This rider becomes effective on the policy anniversary on which the younger Insured is, or would have been, age 100 and provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy.

       -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN
          MOST JURISDICTIONS): Under this rider, if the last surviving Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You can only elect this rider after the death of one of the Insureds.

     See the SAI for more information about optional riders.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

-- POLICY SPLIT OPTION

     You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the Insureds within 6 months of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

     (2) the effective date of a change in the Federal tax law which results in:

         (a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC), or

         (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time we receive your request:

     (1) Both insureds must be living;

     (2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

     (3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

     See the SAI for more information about the Policy Split Option.

-- DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to VPSC at one of the addresses listed on the first page of this prospectus. (See the SAI for more information.)


-- DOLLAR COST AVERAGING PLUS ("DCA PLUS")(MAY BE DISCONTINUED AT ANY TIME)


     DCA Plus permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment (minimum $1,000) is made. DCA Plus must be elected at the time your policy is issued. (See the SAI for more information.)



-- AUTOMATIC ASSET REALLOCATION (AAR)





     If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Separate Account Value is $2,500 or more. To set up AAR, you must send a completed AAR form to VPSC at one of the addresses listed on the first page of this prospectus. You may modify an existing AAR by contacting Us at the phone number provided on page 1 of this Prospectus. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not modified at the time to be consistent with your fund transfer and premium allocation changes.

-- INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. To set up the Interest Sweep feature, you must send a completed Interest Sweep form to VPSC at one of the addresses listed on the first page of this prospectus.



MATURITY DATE

     Unless the Life Extension Benefit Rider is in effect, your policy matures on the policy anniversary on which the younger insured is, or would have been, age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either;

     (1) to receive the Cash Surrender Value of your policy; or

     (2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

     If you choose to continue the policy, we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the cash value remaining in the Investment Divisions, and Fund charges for Series 1 and 2. The Federal income tax treatment of a life insurance policy is uncertain after the younger Insured is, or would have been, age 100. See, "Federal Income Tax Considerations" for more information.

     If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the last surviving Insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. As a general matter, you should compare both policies carefully before making any exchange. You should also remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period, charges that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for a new one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

     In addition, because the final surrender value of your old policy will be determined after the new life insurance policy has been issued, this surrender value may be subject to any increases or decreases in policy values due to market fluctuations during the period between submission of the exchange request and the issuance of a new policy. The final surrender value may be determined several Business Days after your exchange request is received. Before any exchange, you should consult your current insurer about how to mitigate market exposure during this period.

24 MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either (1) transfer the entire Cash Value to the Fixed Account of your policy or (2) exchange your policy for a new survivorship permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, risk classification, and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

       -- your policy must be in effect on the date of the exchange;

       -- you must repay any unpaid loan (including any accrued loan interest);
          and

       -- you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the Business Day on which we receive the necessary loan payment for your exchange at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. Requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. The new policy will have the same Issue Date, issue age, and risk classification as your original policy.

                                    PREMIUMS


     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums.


     The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us.


     ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.


PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy face amount, Fund performance, loans, and riders you add to your policy.

       -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

       -- Planned premium payments end on the policy anniversary on which the younger insured is, or would have been, age 100.

       -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect.

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

          Your policy will terminate if the Net Cash Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you chose.

       -- While at least one Insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger Insured is, or would have been, age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

       -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

       -- The minimum unplanned premium amount we allow is $50.

       -- We may limit the number and amount of any unplanned premium payments.

     Unplanned premium payments must be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 330 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the younger Insured is, or would have been, age 100. We will require one or more additional premium payments in the circumstance where the Net Cash Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Net Cash Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Net Cash Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION


     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.



     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.


FREE LOOK


     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You may cancel increases in the face amount of your policy under the same time limits. (See the "State Variations" for state-by-state details.) To receive a refund, you must return the policy to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the Free Look period. On the Business Day following the Free Look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day that either VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

     Premium payments must be mailed to one of the addresses listed on the first page of this prospectus. Currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other methods agreed to by us.

     When we receive a subsequent premium payment, we deduct the sales expense, state premium tax, and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions, Fixed Account and/or the DCA Plus Account according to your instructions.


     The premium payments you make during the free look period are applied to our General Account. After this period is over, we allocate your net premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to VPSC at one of the addresses for payment of subsequent premiums listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses for payment of subsequent premiums listed on the first page of this prospectus. The allocation percentages must be in whole numbers.


CHECK-O-MATIC

     Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic feature, you must submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus that you wish to resume the arrangement and we agree to do so.

                           POLICY PAYMENT INFORMATION
WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you.

     The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the policy Issue Date unless you request a different Policy Date. You can call 1-800-598-2019 to determine if we have received your premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid. You can request an increase in the Face Amount of your policy if all of the following conditions are met:

       -- both insureds are still living;

       -- the older insured is age 90 or younger

       -- the increase you are requesting is $5,000 or more;

       -- you submit a written application signed by each insured and the policyowner along with satisfactory evidence of insurability.

     We can limit any increase in the face amount of your policy.

     To increase the Face Amount of your policy, you must either contact your registered representative or submit a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. If an increase is approved, we will increase the face amount on the Monthly Deduction Day on or after the date we approve the increase. You should consider the following consequences when increasing the Face Amount of your policy:

       -- additional cost of insurance charges;

       -- a new suicide and contestability period applicable only to the amount of the increase;

       -- a new fifteen-year surrender charge period, applicable only to the amount of the increase;

       -- a change in the life insurance benefit percentage applied to the entire policy under Section 7702 of the IRC; and

       -- a possible new seven-year testing period for modified endowment contract status.

     Under certain circumstances, you can request a decrease in the Face Amount of your policy if both of the following conditions are met:

       -- either insured is still living; and

       -- the decrease you are requesting will not reduce the policy's face amount below $100,000.

     To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus. You should consider the following possible consequences when decreasing the Face Amount of your policy:

       -- a change in the total policy cost of insurance charge;

       -- a surrender charge applicable to the amount of the decreased Face
          Amount (we will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

       -- adverse tax consequences.

     For more information about changing the face amount of your policy, see the Statement of Additional Information.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving insured died. These proceeds will equal:

          1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders still in effect;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the last surviving insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

       -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the last surviving insured dies.

       -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

       -- To change a revocable beneficiary while an insured is living, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

       -- If no beneficiary is living when the last surviving insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.




HOW POLICY PROCEEDS WILL BE PAID



     While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.



     If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.



     Any Policy Proceeds paid will include interest compounded each year from the date of the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

LUMP SUM PAYMENT



     If the Policy Proceeds are less than $10,000, and you specified that they be paid in a lump sum, after the death of the insured, we will pay the beneficiary a single check for the amount of the proceeds.



     If the Policy Proceeds are more than $10,000, and you specified that they be paid in a lump sum, after the death of the insured, the beneficiary can choose among the following methods of payment:



       -- Policy Proceeds will be deposited into an interest-bearing draft account in the beneficiary's name;



       -- We will issue a single check for the amount of the Policy Proceeds; or



       -- Policy Proceeds will be paid over time through one of the various payment options described below.



     If the beneficiary does not choose a method of payment, and the Policy Proceeds are $10,000 or more, we will automatically deposit the Policy Proceeds into an interest-bearing draft account.





     Interest-Bearing Draft Account--If the Policy Proceeds are paid into an interest-bearing draft account opened in the beneficiary's name, we will provide the beneficiary with a "checkbook" to access funds from the account. The draft account and checks will be provided to the beneficiary at no cost.



     The beneficiary can use these checks at any time to withdraw all, or a portion, of the Policy Proceeds (including interest), subject to a minimum of $250 per check. The beneficiary may also transfer the balance of the draft account to any of the payment options described below, subject to any requirements for the specific payment option. The draft account will be closed if the beneficiary writes a check for the entire balance of the draft account. Overdraft and other charges may apply. Every month, the draft account will be credited with interest at an annual rate that is comparable to rates for money market accounts. Because this interest may be taxable, you should consult a tax advisor regarding the account. Each month, the beneficiary will receive a statement of account activity, showing the draft account balance, all checks cashed, the amount of interest earned, and the account's current effective annual yield.



     Amounts in the draft account are not FDIC insured. As the draft account is part of our General Account, it is subject to the claims of our creditors. Although amounts in the draft account are guaranteed by NYLIAC, their payment is subject to our claims-paying ability. We may benefit from the interest spread on amounts held in the draft accounts.



PAYMENT OPTIONS



     If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option, an Interest Payment Option, or a Life Income Option. (Those receiving payments under these options--whether they are designated by you or the beneficiary--will be referred to as "payees" below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.



     -- Interest Accumulation Option (Option 1 A)


       Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.



     -- Interest Payment Option (Option 1 B)


       Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.



     -- Life Income Option (Option 2)


       Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify--5, 10, 15 or 20 years--even if the specified payee dies sooner.



       Payments are based on the adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the "Option 2" table of your policy. Upon request, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment--based on the gender and adjusted age of the payee(s)--before this option is elected.



       If the first annuity payment was due in 2016 or after, we will decrease the payee's actual age to arrive at the payee's adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee's age will be made as follows:



2006-2015        2016-2025        2026-2035        2036 AND LATER
---------        ---------        ---------        --------------
    0                -1               -2                 -3



ELECTING OR CHANGING A PAYMENT OPTION

     While at least one of the insureds is living, you can elect or change your payment option. To change your payment option you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See "Policy Payment Information--Payees" for more information.)

     After the last surviving insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing at VPSC at one of the addresses listed on the first page of this prospectus and we agree.


WHEN WE PAY POLICY PROCEEDS



     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).



       -- We may delay payment of any loan proceeds attributable to the Separate
          Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:



      (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or



      (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

       -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account and/or DCA Plus Account for up to 6 months from the date we receive your request.



       -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.



       -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.



       -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.



     If we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more, we add interest at an annual rate of 3% (or at a higher rate if required by law).



     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).


LIFE INSURANCE BENEFIT OPTIONS

     -- Your Life Insurance Benefit for Series 1 Policies

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

       OPTION 1--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.

     -- Your Life Insurance Benefit for Series 2 Policies

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:

       OPTION 1--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.

       OPTION 3--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit never will be less than your policy's face amount. The Guaranteed Minimum Death Benefit Rider is not available for Option 3.

     Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets the Cash Value Accumulation Test ("CVAT").

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:

       -- If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

       -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

       -- If you choose Option 3 (for Series 2 only), your Life Insurance
          Benefit will vary with your policy's Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option for your policy while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or
(iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to Face Amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.


 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.
 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same.


 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premium, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

     In order to change your Life Insurance Benefit Option, you must submit a signed written request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can affect your Life Insurance Benefit.) Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     While your policy is in effect:

       -- If the death of the first insured who dies as a result of suicide is within two years of the Issue Date, your policy will continue to be in effect on the last surviving insured.

       -- If the suicide of both insureds occurs at the same time, or if the suicide of the last surviving insured occurs within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If the suicide(s) occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for that increase.

       -- If a suicide occurs within 2 years of the effective date of a Face
          Amount increase, the only amount payable with respect to that increase will be the total cost of insurance deducted for the increase. No new suicide exclusion period will apply if the face amount increase was due solely to a change in the Life Insurance Benefit Option.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates either or both the insured(s)' age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     While an Insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and a penalty tax to you. (See, "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.

                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if an insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your request. We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below the minimum face amount, which is $100,000. See "The Effect of a Partial Withdrawal" for more information about how a partial withdrawal can reduce the policy's face amount.

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a written request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. Please note that partial withdrawal requests for amounts greater than $25,000 or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus.


     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. We may, however, delay payment under certain circumstances. (See "Policy Payment
Information--When We Pay Policy Proceeds" for more information.)


     Your requested partial withdrawal will be effective on the date we receive your written request. If, however, the day we receive your request is not a Business Day or if your request is received after the NYSE's close, then the requested partial withdrawal will be effective on the next Business Day.

     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy's face amount, which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.

     You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions, the Fixed Account, and/or the DCA Plus Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions, the Fixed Account, and/or the DCA Plus Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.

     A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 1 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge. This will also result in a reduction to Net Cash Value.

       -- OPTION 1

       If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's face amount.

       -- OPTION 2

       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 2 ONLY)


     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge. The will also result in a reduction to Net Cash Value.

       -- OPTION 1
IF YOU HAVE ELECTED LIFE INSURANCE BENEFIT OPTION 1, WE REDUCE YOUR POLICY'S FACE AMOUNT BY THE DIFFERENCE BETWEEN:

       (a) the amount of the withdrawal; and

       (b) the greater of:

            (1) The Cash Value of the policy immediately prior to the
                withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page, or

            (2) zero.

       If the above results in zero or a negative amount, there will be no adjustment in the face amount.

       -- OPTION 2

       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount.

       -- OPTION 3

       For policies where Life Insurance Benefit Option 3 is in effect, the face amount of the policy will be reduced by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

            (1) the Cash Value of the policy immediately prior to the withdrawal minus the face amount divided by the applicable percentage at the time of the withdrawal, as shown on your Policy Data Page, or

            (2) the Adjusted Total Premium immediately prior to the withdrawal.

     If the above results in zero or a negative amount, there will be no adjustment in the face amount.

     Any decrease in the face amount caused by the withdrawal will first be applied against the most recent increase in face amount. It will then be applied to other increases in face amount and then to the initial face amount in the reverse order that they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender charge if you have elected the Policy Split Option or the 24 Month Exchange Privilege.

     As a result of a partial withdrawal, you may also need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges to keep your policy in effect.

                                   SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and/or the DCA Plus Account and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while either insured is living. (See "Table of Fees and Expenses" for more information.)

REQUESTING A SURRENDER

     To surrender the policy, you must send a written notification in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

WHEN THE SURRENDER IS EFFECTIVE


     Your surrender will be effective as of the end of the Business Day VPSC receives your written request. If, however, the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "Policy Payment Information--When We Pay Policy Proceeds" section. A surrender may result in taxable income and a penalty tax to you. (See "Federal Income Tax Considerations" for more information.)


SURRENDER CHARGES

     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Charges Associated with the Policy--Transaction Charges" for more information) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

                                      LOANS

     You can borrow any amount up to the loan value of the policy The loan value at any time is equal to 90% of your policy's Cash Value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge that would apply if you were to fully surrender your policy during that time. (See "Charges Associated with the Policy--Transaction Charges--Surrender Charges" for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or the DCA Plus Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account (and/or from the DCA Plus Account) in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1.00% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

       -- the policy anniversary;

       -- the date you increase or repay a loan;

       -- the date you surrender the policy;

       -- the date the policy lapses; or

       -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.

LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account and/or the DCA Plus Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayment of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain and penalty tax to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)

                          TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Net Cash Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     During the late period, we will pay your beneficiary any benefits the beneficiary is entitled to as follows:

       -- If the last surviving insured dies during the late period, we will pay the Policy Proceeds, which we will reduce by the unpaid monthly deductions from Cash Value for the full policy months from the beginning of the late period through the policy month in which the last surviving insured dies.

       -- If the policy has a First-to-Die Monthly Deduction Waiver Rider and either insured dies while the policy is in the late period, we will approve the waiver claim when you pay all overdue monthly deductions from Cash Value.

       -- If the policy has a Level First-to-Die Term Rider and either insured dies while the policy is in the late period, we will pay the proceeds due under this rider less any overdue charges for this rider.

REINSTATEMENT OPTION

     If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:

       -- you send a written request for reinstatement in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus within five years after your policy is terminated;

       -- both insureds are living (However, we will accept your reinstatement request when only one insured is living, if the other insured died before your policy terminated); and

       -- you have not surrendered your policy.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

     Before we reinstate your policy, we must also receive the following:

     (1) payment equal to the sum of (a) and (b) where:

         (a) is an amount sufficient to keep the policy in effect for at least three months. This amount will consist of any amount necessary to bring the Net Cash Value above zero plus three monthly deduction charges (and any monthly deduction charges due and unpaid at time of lapse) multiplied by a factor in order to account for premium expense charges; and

         (b) is 115% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated.

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. on any Business Day, or any non-Business Day will be credited on the next Business Day.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed plus the reinstatement payment net of administrative expenses, less any monthly deduction charges due and unpaid at time of lapse, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan and any accrued loan interest from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

     If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities LLC ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.1% per year.(1) Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

     The total commissions paid during the fiscal year ended December 31, 2010, 2009 and 2008 were $511,119, $1,470,703 and $4,732,426, respectively. NYLIFE
Distributors did not retain any of these commissions.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

     Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), though the internet on our corporate website (WWW.NEWYORKLIFE.COM), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws except as noted in "Other Tax Issues" below. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the

----------
(1) This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are: Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with an initial face amount of $1,000,000.

laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to extent those items are applied to increase tax deductible reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or the DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account and/or the DCA Plus Account.

     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

     We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)--IMPACT ON EMPLOYER-OWNED POLICIES

     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

     (1) the insured was an individual who was an employee within 12 months of his death;

     (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $110,000 (for 2011), directors and anyone else in the top 35 percent of employees based on compensation;

     (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

     (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

     Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the "seven-pay premiums." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven policy years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting at any time during the policy's life. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the younger insured is, or would have been, age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. The IRS has not issued final guidance on the status of a life insurance policy after the younger insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the younger insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the younger insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.


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

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, or employee, or because the Primary Insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

OTHER TAX ISSUES

     Federal gift and estate and state and local gift estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401 (a). While these plans include profit sharing plans, 401 (k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401 (a). Generally, employer contributions to plans qualified under Section 401 (a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account and DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Generally, NYLIAC will immediately mail to you confirmation of any transaction involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks ("Check-o-Matic"), payments forwarded by your employer ("list billing"), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transaction will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How To Reach Us for Policy Services"). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. Neither New York Life nor NYLIAC, however, guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2010, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

                                STATE VARIATIONS

                    VARIATIONS BY JURISDICTION (FOR SERIES 1)

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA, ILLINOIS, NEW YORK, PENNSYLVANIA, VERMONT AND VIRGINIA

     The definition of "Net Cash Value" in the "Definitions" section of the Prospectus should be deleted and all references in the Prospectus to the term "Net Cash Value" should be deleted and replaced with "Cash Surrender Value." In addition, sub-paragraph (1)(a) of the "Termination and Reinstatement--Reinstatement Option" section of the Prospectus that describes the reinstatement payment should be deleted and replaced with the following description, " is an amount sufficient to keep the policy in effect for at least three months, including monthly deduction charges and premium expense charges; and". Finally, the first sentence of the seventh paragraph of the "Termination and Reinstatement--Reinstatement Option" section of the Prospectus that describes the Cash Value of the reinstated policy should be deleted and replaced with the following sentence, "The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated, less any unpaid loan and accrued interest, if not repaid."

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Premium Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

NORTH CAROLINA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

OREGON

-- State Premium Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

-- Misstatement of Age or Sex--In the event of such misstatement, we will adjust the Life Insurance Benefit provided by your policy, but we will not adjust the Cash Value.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Loan Repayment--Where we have sent a notice that your policy is in danger of terminating because the amount of your unpaid loan plus accrued loan interest exceeds the Cash Surrender Value of your policy, we will only terminate your policy if you do not make the necessary payments within 61 days from the date we mail the notice.

-- Late Period--We will not terminate your policy until 61 days after the date we mail a notice to you informing you that the Cash Surrender Value of your policy is insufficient to cover the required monthly deductions.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

                    VARIATIONS BY JURISDICTION (FOR SERIES 2)

The following lists by jurisdiction any variations to the statements made in this prospectus.


CALIFORNIA, ILLINOIS, NEW YORK, PENNSYLVANIA, VERMONT AND VIRGINIA


     The definition of "Net Cash Value" in the "Definitions" section of the Prospectus should be deleted and all references in the Prospectus to the term "Net Cash Value" should be deleted and replaced with "Cash Surrender Value." In addition, sub-paragraph (1)(a) of the "Termination and Reinstatement--Reinstatement Option" section of the Prospectus that describes the reinstatement payment should be deleted and replaced with the following description, " is an amount sufficient to keep the policy in effect for at least three months, including monthly deduction charges and premium expense charges; and". Finally, the first sentence of the seventh paragraph of the "Termination and Reinstatement--Reinstatement Option" section of the Prospectus that describes the Cash Value of the reinstated policy should be deleted and replaced with the following sentence, "The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated, less any unpaid loan and accrued interest, if not repaid."

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

MISSOURI

-- The Suicide Exclusion period is one year from the Issue Date.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Premium Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

-- Free Look Period--You have ten days from the date you receive your policy. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten day period, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit survivorship life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes, and underwriting classes as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Maximum Transfer from the Fixed Account--The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

-- Policy Split Option--You must provide evidence of insurability for any exercise of this option. Also, in addition to divorce and certain tax law changes, the policy may be split in the event of the annulment of the insureds.

-- Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- First-to-Die Monthly Deduction Waiver--This rider is not available.

NORTH CAROLINA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

OREGON

-- State Premium Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Transfer of Loan Interest to the Fixed Accounts--When a loan is taken and a transfer of funds is made from the Separate Account to the Fixed Account, the amount in the Fixed Account that is securing the outstanding loan will equal 100% of the sum of the new loan and any previous unpaid loans.

   While a policy loan is outstanding, no partial withdrawals or transfers that would reduce the Cash Value of the Fixed Account below 100% of the outstanding loan are permitted.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

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

                                   APPENDIX A

                             SERIES 2 ILLUSTRATIONS

     The following tables demonstrate the way your policy works. The tables are based on the gender, age, underwriting class for each of the insureds, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Preferred underwriting class and issue age 55, and a female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Surrender Charge Premium of $12,662.14, an initial face amount of $1,000,000, and no riders. It assumes that the Cash Value Accumulation Test was used and that 100% of the net premium is allocated to the Separate Account for Series 2.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assume that the cost of insurance charges are based on the current cost of insurance rates. These deductions and charges, include all charges from planned premium payments and the Cash Value at their current levels.


     For Series 2, Table 1 reflects a monthly Mortality and Expense Risk charge (for Series 2 only) equal to an annual rate of 0.60% (on a current basis) of the Separate Account Value, and a monthly asset based administrative charge equal to an annual rate of 0.10% of the Separate Account Value.


     Table 2 reflects all deductions and charges under the policy and assume that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.


     For Series 2, Table 2 reflects a monthly Mortality and Expense Risk charge (for Series 2 only) equal to an annual rate of 0.90% (on a guaranteed basis) of the Separate Account Value and a monthly asset based administrative charge equal to an annual rate of 0.10% of the Separate Account Value.



     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.82% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     For Series 2, taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: -0.82%, 5.13%, and 9.10%, respectively.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the insureds for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    SERIES 2
     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                     TABLE 1

                       MALE ISSUE AGE: 55, PREFERRED
                       FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $15,000
                       SURRENDER CHARGE PREMIUM: $12,662
                       INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1
                       ASSUMING CURRENT CHARGES



                                                                                               END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)           END OF YEAR CASH VALUES(1)                   VALUES(1)
                  ASSUMING HYPOTHETICAL RETURNS         ASSUMING HYPOTHETICAL RETURNS        ASSUMING HYPOTHETICAL RETURNS
               -----------------------------------    ---------------------------------    ---------------------------------
POLICY YEAR        0%           6%          10%          0%          6%          10%          0%          6%          10%
-----------    ---------    ---------    ---------    -------    ---------    ---------    -------    ---------    ---------
     1         1,000,000    1,000,000    1,000,000     11,980       12,733       13,236      9,448       10,201       10,704
     2         1,000,000    1,000,000    1,000,000     24,302       26,565       28,126     21,769       24,033       25,593
     3         1,000,000    1,000,000    1,000,000     36,399       40,967       44,218     33,867       38,435       41,686
     4         1,000,000    1,000,000    1,000,000     48,792       56,496       62,157     46,260       53,964       59,625
     5         1,000,000    1,000,000    1,000,000     61,000       72,710       81,595     58,467       70,178       79,062
     6         1,000,000    1,000,000    1,000,000     73,024       89,640      102,656     70,492       87,107      100,124
     7         1,000,000    1,000,000    1,000,000     84,855      107,302      125,463     82,575      105,023      123,184
     8         1,000,000    1,000,000    1,000,000     96,465      125,701      150,134     94,439      123,675      148,108
     9         1,000,000    1,000,000    1,000,000    107,862      144,872      176,827    106,089      143,099      175,054
     10        1,000,000    1,000,000    1,000,000    119,051      164,854      205,717    117,532      163,335      204,197
     15        1,000,000    1,000,000    1,000,000    174,058      280,905      393,299    173,805      280,652      393,045
     20        1,000,000    1,000,000    1,160,805    221,424      421,732      670,986    221,424      421,732      670,986
     25        1,000,000    1,000,000    1,618,272    257,592      592,010    1,078,848    257,592      592,010    1,078,848
     30        1,000,000    1,068,298    2,236,094    271,449      797,238    1,668,727    271,449      797,238    1,668,727
     35        1,000,000    1,268,198    3,062,522    240,407    1,039,507    2,510,264    240,407    1,039,507    2,510,264
     40        1,000,000    1,513,640    4,241,135    104,737    1,316,209    3,687,944    104,737    1,316,209    3,687,944
     45               --    1,784,635    5,829,852         --    1,637,280    5,348,488         --    1,637,280    5,348,488
     50               --    2,081,635    7,961,981         --    2,040,818    7,805,864         --    2,040,818    7,805,864




-------
(1) Assumes no policy loan or partial withdrawal has been made.

WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 2
     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                     TABLE 2

                  MALE ISSUE AGE: 55, PREFERRED
                  FEMALE ISSUE AGE: 50, PREFERRED
                  PLANNED ANNUAL PREMIUM: $15,000
                  SURRENDER CHARGE PREMIUM: $12,662
                  INITIAL FACE AMOUNT: $1,000,000
                  LIFE INSURANCE BENEFIT OPTION 1
                  ASSUMING GUARANTEED CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUES(1)                 VALUES(1)
                  ASSUMING HYPOTHETICAL RETURNS        ASSUMING HYPOTHETICAL RETURNS      ASSUMING HYPOTHETICAL RETURNS
               -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
     1         1,000,000    1,000,000    1,000,000     11,737     12,476       12,969      9,205      9,944       10,437
     2         1,000,000    1,000,000    1,000,000     23,783     25,999       27,527     21,251     23,467       24,995
     3         1,000,000    1,000,000    1,000,000     35,522     39,983       43,158     32,990     37,451       40,626
     4         1,000,000    1,000,000    1,000,000     47,416     54,918       60,431     44,883     52,386       57,898
     5         1,000,000    1,000,000    1,000,000     58,963     70,330       78,954     56,431     67,797       76,421
     6         1,000,000    1,000,000    1,000,000     70,145     86,213       98,803     67,612     83,680       96,271
     7         1,000,000    1,000,000    1,000,000     80,938    102,560      120,062     78,659    100,280      117,782
     8         1,000,000    1,000,000    1,000,000     91,316    119,359      142,814     89,290    117,333      140,788
     9         1,000,000    1,000,000    1,000,000    101,251    136,597      167,154     99,478    134,825      165,381
     10        1,000,000    1,000,000    1,000,000    110,706    154,255      193,178    109,186    152,736      191,659
     15        1,000,000    1,000,000    1,000,000    150,228    249,270      354,283    149,975    249,017      354,030
     20        1,000,000    1,000,000    1,000,000    164,407    346,052      577,569    164,407    346,052      577,569
     25        1,000,000    1,000,000    1,322,004    128,080    429,258      881,336    128,080    429,258      881,336
     30               --    1,000,000    1,696,096         --    463,733    1,265,743         --    463,733    1,265,743
     35               --    1,000,000    2,118,122         --    359,295    1,736,166         --    359,295    1,736,166
     40               --           --    2,640,433         --         --    2,296,029         --         --    2,296,029
     45               --           --    3,252,623         --         --    2,984,058         --         --    2,984,058
     50               --           --    4,004,912         --         --    3,926,385         --         --    3,926,385




-------
(1) Assumes no policy loan or partial withdrawal has been made.

WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") includes additional information about SVUL including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus) or by phone on our toll-free number, (1-800-598-2019). The SAI is also posted on our corporate website, www.newyorklife.com. The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                            TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

General Information and History.................................................     2
Additional Information About the Operation of Policies and Insurer..............     2
Distribution and Compensation Arrangements......................................    16
Underwriting a Policy...........................................................    17
Additional Information About Charges............................................    18
Loans...........................................................................    24
Surrender of Your Policy........................................................    24
Financial Statements............................................................    24
NYLIAC & Separate Account Financial Statements..................................   F-1


     Information about SVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about SVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

     For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

   SEC File Number: 811-07798

                        (THIS PAGE INTENTIONALLY LEFT BLANK)

                        (THIS PAGE INTENTIONALLY LEFT BLANK)

                        (THIS PAGE INTENTIONALLY LEFT BLANK)

                        STATEMENT OF ADDITIONAL INFORMATION

                                       DATED

                                    MAY 1, 2011

                                        FOR

                    NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE

                                        FROM

                  NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Survivorship Variable Universal Life ("SVUL") prospectus. You should read the SAI in conjunction with the current SVUL prospectus dated May 1, 2011 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at 1-800-598-2019 or by writing to NYLIAC at the Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of the SVUL prospectus. The SVUL prospectus is also posted on our corporate website, (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current SVUL prospectus.

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
General Information and History................................................       2
Additional Information About the Operation of Policies and Insurer.............       2
Distribution and Compensation Arrangements.....................................      16
Underwriting a Policy..........................................................      17
Additional Information About Charges...........................................      18
Loans..........................................................................      24
Surrender of Your Policy.......................................................      24
Financial Statements...........................................................      24
NYLIAC and Separate Account Financial Statements...............................     F-1


     SVUL IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                         GENERAL INFORMATION AND HISTORY

     The SVUL prospectus and SAI describe two flexible premium survivorship variable universal life insurance policies that NYLIAC issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002 and Series 2 is a SVUL policy NYLIAC has offered for sale since May 10, 2002. Both Series 1 and Series 2 policies are no longer being offered. However, we will still accept additional premiums under existing policies.

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIACs financial statements are also included in this SAI. NYLIACs principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $110.3 billion at the end of 2010. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.



ABOUT NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I



     NYLIAC Variable Universal Life Separate Account--I (the "Separate Account") is a segregated asset account that NYLIAC established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

       ADDITIONAL INFORMATION ABOUT THE OPERATION OF POLICIES AND INSURER

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:


     MainStay VP Funds Trust:

          -- MainStay VP Balanced--Initial Class
          -- MainStay VP Bond--Initial Class

          -- MainStay VP Cash Management

          -- MainStay VP Common Stock--Initial Class
          -- MainStay VP Conservative Allocation--Initial Class

          -- MainStay VP Convertible--Initial Class
          -- MainStay VP Floating Rate--Initial Class
          -- MainStay VP Government--Initial Class
          -- MainStay VP Growth Allocation--Initial Class

          -- MainStay VP Growth Equity--Initial Class

          -- MainStay VP High Yield Corporate Bond--Initial Class
          -- MainStay VP ICAP Select Equity--Initial Class

          -- MainStay VP Income Builder--Initial Class

          -- MainStay VP International Equity--Initial Class
          -- MainStay VP Large Cap Growth--Initial Class
          -- MainStay VP Mid Cap Core--Initial Class
          -- MainStay VP Moderate Allocation--Initial Class
          -- MainStay VP Moderate Growth Allocation--Initial Class -- MainStay VP S&P 500 Index--Initial Class

          -- MainStay VP U.S. Small Cap--Initial Class





     AIM Variable Insurance Funds



     (Invesco Variable Insurance Funds)



          -- Invesco V.I. International Growth Fund--Series I Shares


     The Alger Portfolios

          -- Alger Small Cap Growth--Class I-2 Shares*




     AllianceBernstein(R) Variable Products Series Fund, Inc.
          -- Alliance Bernstein VPS Small/Mid Cap Value Portfolio--Class A
             Shares

     Calvert Variable Series, Inc.

          -- Calvert VP SRI Balanced Portfolio


     Dreyfus Investment Portfolios
          -- Dreyfus IP Technology Growth--Initial Shares

     DWS Variable Series II
          -- DWS Dreman Small Mid Cap Value VIP--Class A Shares

     Fidelity Variable Insurance Products Fund
          -- Fidelity(R) VIP Contrafund(R)--Initial Class
          -- Fidelity(R) VIP Equity-Income--Initial Class



     Janus Aspen Series
          -- Janus Aspen Balanced Portfolio--Institutional Shares
          -- Janus Aspen Worldwide Portfolio--Institutional Shares

     MFS(R) Variable Insurance Trust(SM)
          -- MFS(R) Utilities Series--Initial Class

     PIMCO Variable Insurance Trust
          -- PIMCO Real Return Portfolio--Administrative Class Shares

        Royce Capital Fund
          -- Royce Micro-Cap Portfolio--Investment Class
          -- Royce Small-Cap Portfolio--Investment Class

     T. Rowe Price Equity Series, Inc.

          -- T. Rowe Price Equity Income Portfolio--I


     The Universal Institutional Funds, Inc.

          -- UIF Emerging Markets Equity Portfolio--Class I


          -- UIF U.S. Real Estate Portfolio--Class I

     Van Eck VIP Trust

          -- Van Eck VIP Global Hard Assets Fund


-------
     * No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.


     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements," below).


     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." The Funds' shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the face amount of your policy if all of the following conditions are met:

       -- both insureds are still living;

       -- the older Insured is age 90 or younger;

       -- the increase you are requesting is at least $5,000 or more;

       -- the requested increase will not cause the policy's face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

       -- you submit a written application signed by the insureds and the policyowner(s) to either your registered representative or to VPSC at one of the service addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

     We can limit any increase in the face amount of your policy.

     You can request a decrease in the Face Amount of your policy if all of the following conditions are met:

       -- either insured is still living;

       -- the decrease you are requesting will not reduce the policy's Face
          Amount below the minimum Face Amount of $100,000; and

       -- you submit a written application signed by the insureds and the policyowner to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing).

     We may limit any decrease in the face amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

     SERIES 1

                                     (a/b)-c

          Where: a = the sum of:

                   (1) the net asset value of the Fund share held in the
                       Separate Account for that Investment Division at the end of the current Valuation Day, plus

                   (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding Valuation Day.

                 c = a factor representing the Mortality and Expense Risk and administrative charges. This factor is deducted on a daily basis and is currently equal to an annual rate of 0.70% (the sum of 0.60% and 0.10%) of the value of each Investment Division's assets.

     SERIES 2

                                      (a/b)

          Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current Valuation Day, plus

                      (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                  b = the net asset value of the Fund share held in the Separate
                      Account for that Investment Division at the end of the preceding Valuation Day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

     Guaranteed Minimum Death Benefit Rider
     First-to-Die Monthly Deduction Waiver Rider
     Level First-to-Die Term Rider
     Life Extension Benefit Rider (Series 2 only)
     Living Benefits Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER

     Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. Then, we will waive any excess amount of these charges, including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the younger insured's age of 80 or 100. You may choose either expiry date as long as the benefit period is at least ten years.

     The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elect this rider, you will find the GMDB premium on the Policy Data Page. On the Monthly Deduction Date we will deduct a charge equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)


Cumulative                  Cumulative                         Cumulative monthly GMDB
premium                     partial         must be at least   premiums from the Policy Date to
payments          less      withdrawals     equal to           the date the test is performed
to date                     to date




     If your policy does not satisfy the GMDB Premium Test, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following ways:

          (1) If you take a loan during the first two Policy Years, this rider will end.

          (2) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you took the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     There is an additional charge for this rider.

     -- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

     If either Insured dies while this rider is in effect, we will waive your policy's monthly deductions listed below from cash value for the remainder of the policy. The charges we will waive under this rider are:

          (a) the monthly contract charge;

          (b) the monthly cost of insurance charge for the base policy (not including riders);

          (c) the charge per $1,000 of the current face amount (not including riders), which only applies during the first three Policy Years (for Series
     2); the charge per $1,000 of the initial face amount (not including riders), which only applies during the first three Policy Years (for Series
     1); and

          (d) any monthly rider charges.

     These deductions are described in more detail under DEDUCTIONS AND CHARGES -- Deductions from Cash Value and on the Policy Data Page.

     There is an additional charge for this rider.

     -- LEVEL FIRST-TO-DIE RIDER

     This rider provides a level term insurance death benefit which we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once even if both Insureds die at the same time.

     You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider.

     There is an additional charge for this rider.

     -- LIFE EXTENSION RIDER (SERIES 2 ONLY)

     This rider becomes effective on the policy anniversary on which the younger Insured is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy effective on the date of the last surviving Insured's death. Without this rider, on the policy anniversary on which the younger Insured is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     The charge for this rider is calculated as a percentage of the cost of insurance charges for the base policy in effect. The percentage is shown on the Policy Data Page. This charge will be deducted from the policy's Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the younger Insured is (or would have been) age 90, and continuing until the policy anniversary on which the younger Insured is (or would have been) age 100. When this rider becomes effective, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to the policy will end.

     There is an additional charge for this rider.

     To cancel this rider, you must send a signed written notice in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     -- LIVING BENEFITS RIDER

     When using this rider, after either Insured dies, if the last surviving Insured has a life expectancy of 12 months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit.

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:


---------------------------------------------------------
                    CALCULATION STEPS
---------------------------------------------------------
STEP 1
Eligible Proceeds X Elected percentage
---------------------------------------------------------
STEP 2
Result of Step 1 x Interest factor (varies)
---------------------------------------------------------
STEP 3
Result of Step 1 - Result of Step 2
---------------------------------------------------------
STEP 4
Result of Step 3 - Unpaid loan - Administrative Fee
---------------------------------------------------------



     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $100,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's face amount, Target Premium, rider death benefits, monthly deductions from Cash Surrender Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

       -- POLICY SPLIT OPTION

     You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the insureds within 6 months of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

     (2) the effective date of a change in the Federal tax law which results in:

         (a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC), or

         (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     In addition, a split can be made for any other reason we agree.

     To request a policy split you must send a written request, in a form acceptable to us, to VSPC at one of the addresses listed on the first page of the SVUL prospectus. At the time we receive your request:

     (1) Both insureds must be living;

     (2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

     (3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

      ABOUT THE NEW POLICIES

          -- The Policy Date and Issue Date of each new policy will be the date when you split the policy.

          -- The face amount of each new policy will equal one half of the face amount of this policy and the face amount of any second-to-die riders. The face amount of any first-to-die riders and the GMDB rider are not included on the new policies.

          -- The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

          -- We will not assess a fee or surrender charge on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the new policies you are splitting your policy into, including a new surrender charge schedule, to each of the new policies that result from the policy split.

          -- The cost of insurance rates for each new policy will be based on the insured's age and gender on the date of the split and most recent underwriting class on the original policy.

          -- One half of the Cash Value [less unpaid loan and accrued interest] will be allocated as the initial premium for each new policy.

          -- If the original policy has been assigned, each new policy will have the same assignment.

          -- The IRS has ruled that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the original policy, the exchange is taxable.

       -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

       -- the dollar amount you want to have transferred (minimum transfer:
          $100);

       -- the Investment Division you want to transfer money from;

       -- the Investment Divisions and/or Fixed Account you want to transfer money to;

       -- the date on which you would like the transfers to be made, within limits; and

       -- how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the requirements of the DCA Plus feature (see below).

     We will make Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. You have the option, however, of alternating between these two policy features. Dollar Cost Averaging is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Dollar Cost Averaging.

       -- DCA PLUS ACCOUNT (MAY BE DISCONTINUED AT ANY TIME)

     This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as Fixed Account's minimum interest rate (4% for Survivorship Variable Universal Life). You can request DCA Plus in addition to our existing options.

     In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th, or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers out of the DCA Plus Account will equal 1/12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1/11, 1/10, 1/9, 1/8, 1/7, 1/6, 1/5, 1/4, 1/3, 1/2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.

     Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the Business Day the premium is received. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate when they are in the DCA Plus Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.

     Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out during the 12 month period or sooner if the balance falls below $100.00. If on any given month, the amount of a transfer would leave a balance of less than $100.00 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.

     You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.

     You may cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing).

     Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

       -- AUTOMATIC ASSET REALLOCATION




     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions would cost this balance to shift. If you elect to have the Automatic Asset Reallocation (AAR) feature, we will automatically reallocate the amount you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.



     We will make AAR transfers on the date you specify, of if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment allocations quarterly, semiannually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th or 31st. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, you must send a written request in a form acceptable to

VPSC at one of the addresses listed on the first page of the Prospectus (or any other addresses we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.



     The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.



     You can cancel or modify the AAR feature at any time. To cancel or modify the AAR feature, you may call us at 1-800-598-2019 or send a written cancellation request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features. AAR is not available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.


       -- INTEREST SWEEP

     We will begin to make interest sweep transfers if the amount in the Fixed Account is at least $2,500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th, or 31st of the month. To process an interest sweep transfer, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than 10% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). Interest Sweep is available when DCA Plus is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how CVAT can impact the Life Insurance Benefit.

                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                         LIFE INSURANCE BENEFIT OPTION 1

------------------------------------

EXAMPLE 1:
    Life Insurance Benefit = Face Amount

  Face Amount:                   $ 100,000
  Cash Value:                    $  25,000
  IRC Section 7702 Percentage    379%

Greater of:
  Face Amount:                   $ 100,000
  % of Cash Value:
     ($25,000 x 379%)            $  94,750
-----------------------------     --------
  Life Insurance Benefit:        $ 100,000

 ------------------------------------

EXAMPLE 2:
    Life Insurance Benefit = % of Cash
          Value

  Face Amount:                   $ 100,000
  Cash Value:                    $  50,000
  IRC Section 7702 Percentage    379%

Greater of:
  Face Amount:                   $ 100,000
  % of Cash Value:
     ($50,000 x 379%)            $ 189,500
-----------------------------     --------
  Life Insurance Benefit:        $ 189,500



                         LIFE INSURANCE BENEFIT OPTION 2

------------------------------------

EXAMPLE 1:
    Life Insurance Benefit = Face Amount +
                      Cash Value

  Face Amount:                   $ 100,000
  Cash Value:                    $  20,000
  IRC Section 7702 Percentage    379%

Greater of:
  Face Amount + Cash Value:      $ 120,000
  % of Cash Value:
     ($20,000 x 379%)            $  75,800
-----------------------------     --------
  Life Insurance Benefit:        $ 120,000

 ------------------------------------

EXAMPLE 2:
    Life Insurance Benefit = % of Cash Value

  Face Amount:                   $ 100,000
  Cash Value:                    $  40,000
  IRC Section 7702 Percentage    379%

Greater of:
  Face Amount + Cash Value:      $ 140,000
  % of Cash Value:
     ($40,000 x 379%)            $ 151,600
-----------------------------     --------
  Life Insurance Benefit:        $ 151,600

                      LIFE INSURANCE BENEFIT OPTION 3 (FOR

                                 SERIES 2 ONLY)



------------------------------------


EXAMPLE 1:
    Life Insurance Benefit = Face
          Amount + Adjusted Total Premium

  Face Amount:             $ 100,000
  Adjusted Total Premium   $  50,000
  Cash Value:              $  30,000
  IRC Section 7702
     Percentage            379%

Greater of:
  Face Amount + Adjusted
     Total Premium:        $ 150,000
  % of Cash Value:
     ($30,000 x 379%)      $ 113,700
------------------------
                            --------
  Life Insurance Benefit:  $ 150,000

 ------------------------------------

EXAMPLE 2:
    Life Insurance Benefit = % of
          Cash Value

  Face Amount:             $ 100,000
  Adjusted Total Premium   $  50,000
  Cash Value:              $  60,000
  IRC Section 7702
     Percentage            379%

Greater of:
  Face Amount + Adjusted
     Total Premium:        $ 150,000
  % of Cash Value:
     ($60,000 x 379%)      $ 227,400
------------------------
                            --------
  Life Insurance Benefit:  $ 227,400




CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option to Option 2 or Option 1 while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $100,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or (iii) cause the policy's face amount to exceed our retention limits. In addition, no option changes will be permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit

                                     EXAMPLE


CHANGES FROM OPTION 1 TO OPTION 2
Cash Value                         $  200,000
Face Amount
  before option change             $1,000,000
Face Amount
  after option change              $  800,000
  ($1,000,000 - $200,000)
Life Insurance Benefit
  immediately before and
  after option change              $1,000,000




CHANGES FROM OPTION 2 TO OPTION 1
Cash Value                         $  150,000
Face Amount
  before option change             $1,000,000
Face Amount
  after option change              $1,150,000
  ($1,000,000 + $150,000)
Life Insurance Benefit
  immediately before and
  after option change              $1,150,000




CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2
ONLY)
Cash Value is greater than Adjusted Total Premium
Adjusted Total Premium             $  100,000
Cash Value                         $  150,000
Face Amount
  before option change             $1,000,000
Face Amount
  after option change              $  950,000
  ($1,000,000 + $100,000 - $150,000)
Life Insurance Benefit
  immediately before and
  after option change              $1,100,000




CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2
ONLY)
Adjusted Total Premium             $  100,000
Face Amount
  before option change             $1,000,000
Face Amount
  after option change              $1,100,000
  ($1,000,000 + $100,000)
Life Insurance Benefit
  immediately before and
  after option change              $1,100,000




CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2
ONLY)
Cash Value is less than Adjusted Total Premium
Adjusted Total Premium             $  100,000
Cash Value                         $   80,000
Face Amount
  before option change             $1,000,000
Face Amount
  after option change              $1,020,000
  ($1,000,000 + $100,000 - $80,000)
Life Insurance Benefit
  immediately before and
  after option change              $1,100,000

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies were sold by registered representatives of NYLIFE Securities LLC ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.1% per year.(1) Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Year 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15. The "Target Premium" is used in the calculation of the maximum commission payable and based on the insureds' ages at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

     The total commissions paid during the fiscal years ended December 31, 2010, 2009 and 2008 were $511,119, $1,470,703 and $4,732,426, respectively. NYLIFE
Distributors did not retain any of these commissions.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.


----------
(1) This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with an initial face amount of $1,000,000.

                              UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insureds should be placed. Risk factors that are considered for these determinations include: (i) the insureds' age; (ii) the insureds' health history; (iii) whether the insured(s) smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's face amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

     The following example reflects how charges can impact a policy.

                      ADDITIONAL INFORMATION ABOUT CHARGES

                             EXAMPLE (FOR SERIES 2)


     This example assumes a male issue age 55 and female issue age 50, both preferred, a Target Premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.13% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.




PREMIUM                     $15,000.00
  Less sales expense          1,106.48     You choose the amount of
  charge(1)                     300.00     premium you intend to pay and
  Less state premium tax        187.50     the frequency that you intend
  charge (2%)                              to make these payments. We
  Less  Federal tax charge                 call this your planned
        (1.25%)                            premium. Any additional
        (if applicable)                    premium payments you make are
                                           called unplanned premiums.
--------------------------

NET PREMIUM                 $13,406.02
                                           We allocate your net premium
                                           to the Investment Divisions
                                           and/or the Fixed Account based
                                           on your instructions.
  Plus  net investment          651.20
        performance for
        one year (earned
        from the
        Investment
        Divisions and/or
        the Fixed Account)
        (varies daily)
  Less  total annual            720.00
        monthly contract
        charge for one
        year(2)
  Less  total annual             32.22
        monthly cost of
        insurance charge
        for one year
        (varies monthly
        and with age)
  Less  total annual             78.60
        mortality and
        expense risk
        charge (based on
        the Separate
        Account Value)
  Less  total annual             13.10
        administrative
        charge
  Less  total annual            480.00
        charge per $1,000
        of the current
        face amount of
        your Policy for
        one year (not
        including riders)
  Less  total annual              0.00
        monthly cost of
        riders(3)

--------------------------

CASH VALUE                  $12,733.30
  Less  surrender             2,532.40
        charge(4)                          Cash Value is used to
        (if applicable)                    determine the amount of your
                                           Life Insurance Benefit as well
                                           as the Net Cash Value and Cash
                                           Surrender Value of your
                                           policy.

                                            -----------------------------

                                           We may assess a surrender
                                           charge when you make a partial
                                           withdrawal or full surrender
                                           in the first fifteen Policy
                                           Years, or within fifteen years
                                           after you increase the face
                                           amount.

--------------------------

CASH SURRENDER VALUE        $10,200.90
  (at the end of the first                 The amount of loans,
  Policy Year)                             withdrawals and surrenders you
                                           can make is based on your
                                           policy's Cash Surrender Value.
                                           Your policy will terminate if
                                           your Net Cash Value is
                                           insufficient to pay your
                                           policy's monthly charges.




-------

(1) For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES--DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE.
(2) We currently deduct a monthly contract charge of $60 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(3) This example assumes you have not chosen any riders.
(4) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to DEDUCTIONS AND CHARGES -- SURRENDER CHARGES -- CHARGES IN POLICY YEARS 1-15.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following is additional information about certain specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.

TARGET PREMIUM

     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, gender, and underwriting classes of both insureds and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Target Premium generally will increase these charges. You can find your initial Target Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Target Premium to reflect the amount of increase and the insured's attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase

STATE PREMIUM TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0% to 3.5% of premium payments. (The rate may be higher in certain U.S. possessions.) We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

CHARGES FOR TAXES

     We impose a Federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. Other than the Federal tax charge, no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or the DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account and/or the DCA Plus Account.

     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                               TRANSACTION CHARGES

SURRENDER CHARGE

CHARGES IN POLICY YEARS 1-15

     During the first fifteen Policy Years, we will deduct a surrender charge from the Cash Value of your policy if you:

          - surrender your policy; or

          - decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).

     This surrender charge is in addition to the sales expense charge. The surrender charge we will deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is equal to the percentage shown in the table below (based on the age of the younger Insured at the time the policy (or any face amount increase) is issued and the duration of that coverage from issue) multiplied by 20% of your Target Premium for the year in which you surrender your policy. See DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE--TARGET PREMIUM for an explanation of Target Premium. The surrender charge we will deduct if you decrease your policy's face amount is described below.

                                                             YOUNGER INSURED > OR
      YOUNGER INSURED < ISSUE AGE 85                            = ISSUE AGE 85
------------------------------------------        ------------------------------------------
DURATION OF COVERAGE    PERCENTAGE APPLIED        DURATION OF COVERAGE    PERCENTAGE APPLIED
--------------------    ------------------        --------------------    ------------------
         1-6                   100%                        1-4                   100%
           7                    90%                          5                    80%
           8                    80%                          6                    60%
           9                    70%                          7                    40%
          10                    60%                          8                    20%
          11                    50%                          9+                    0%
          12                    40%
          13                    30%
          14                    20%
          15                    10%
          16+                    0%


Example: Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662, (c) is issued when the younger insured is under age 85 and (d) is surrendered in the third year after issue. The surrender charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

ADDITIONAL CHARGE ON A SURRENDER/REINSTATEMENT IN THE FIRST POLICY YEAR

     If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals the difference between a and b multiplied by c [i.e., (a - b) x c], where:
     a  = the monthly contract charge for the first Policy Year;
     b = the monthly contract charge for subsequent Policy Years; and c = the number of Monthly Deduction Days between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

     If you increase your policy's face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The original surrender charge schedule will continue to apply to the original face amount of your policy.

     If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

     1) based on the surrender charge associated with the last increase in face amount;

     2) based on each prior increase, in the reverse order in which the increases occurred; and

     3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

     If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

                    EXAMPLE:
-------------------------------------------------------
Face Amount prior to Decrease:         $ 500,000
Amount of Decrease:                    $ 100,000
-------------------                     --------
Face Amount after Decrease:            $ 400,000

Surrender Charge on Face Amount
  prior to Decrease ($500,000)         $   1,280
Less Surrender Charge on Face
  Amount after Decrease ($400,000)     $   1,030
---------------------------------       --------
Surrender Charge Deducted              $     250



     We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

     We will not deduct a surrender charge if:

       -- we cancel the policy;

       -- we pay proceeds upon the death of the last surviving insured;

       -- we pay a required IRS minimum distribution; or

       -- you exercise the Policy Split Option.

                           DEDUCTIONS FROM CASH VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing Life Insurance Benefits to you. The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy's Cash Value. Your cost of insurance charge may vary from month to month depending upon changes in the Net Amount at Risk, as well as the cost of insurance rate. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds' ages and circumstances at the time of the increase.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. However, the current rates will never be more than the guaranteed maximum rates shown of the Policy Data Page.

     We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. We base the current monthly cost of insurance rates on such factors as the genders, underwriting classes, and issue age of both insureds and the Policy Year.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the Separate Account Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

       -- Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the Separate Account Value.

       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the Separate Account Value.

ADMINISTRATIVE CHARGE (SERIES 2 ONLY)

     We deduct an administrative charge each month equal to a percentage of the amount of the Separate Account Value as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1000, of the Separate Account Value.

CHARGE PER $1,000 OF THE CURRENT FACE AMOUNT (SERIES 2 ONLY)
CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (SERIES 1 ONLY)

     On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month. This charge will not be deducted in Policy Year 4 and beyond.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy's Data Page.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

LIFE EXTENSION BENEFIT RIDER CHARGE (SERIES 2 ONLY): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger Insured is, or would have been age 90 and ending when the younger Insured is, or would have been, age 100. This charge will vary by sex, age, and underwriting class of each of the insureds.

LIVING BENEFITS RIDER CHARGE: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first Insured.

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge (Series 2 only), and a Mortality and Expense Risk Charge (Series 2 only) and the charge per $1,000 of your policy's current face amount (for Series 1) and initial face amount (for Series 2) not including riders. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned portion of the Fixed Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

       -- Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division.

       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (SERIES 1 ONLY)

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of .10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses.

                                      LOANS

     You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

     Currently, the effective annual loan interest rate is 6%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value and Net Cash Value are significant for 2 reasons:

       -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

       -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Net Cash Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2010 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS




GROUP 1 POLICIES:   Variable Universal Life
                    Survivorship Variable Universal Life -
                    Series 1

GROUP 2 POLICIES:   Variable Universal Life 2000 -
                    Series 1
                    Single Premium Variable Universal Life -
                    Series 1

GROUP 3 POLICIES:   Pinnacle Variable Universal Life
                    Pinnacle Survivorship Variable Universal Life

GROUP 4 POLICIES:   Variable Universal Life 2000 -
                    Series 2
                    Survivorship Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 3
                    Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010







                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           BALANCED--          BOND--             CASH
                                          INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                         --------------------------------------------------

ASSETS:
  Investment at net asset value.......     $9,602,475        $38,695,390       $57,112,575
  Dividends due and accrued...........             --                 --               443
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................         (4,089)            (8,176)           10,810

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             67                424             1,326
     Administrative charges...........              8                 43               123
                                           ----------        -----------       -----------
       Total net assets...............     $9,598,311        $38,686,747       $57,122,379
                                           ==========        ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $2,880,956        $15,905,905       $14,968,832
     Group 2 Policies.................      1,428,045         11,975,199        14,297,986
     Group 3 Policies.................             --          1,963,166        11,005,067
     Group 4 Policies.................      5,289,310          8,842,477        16,850,494
                                           ----------        -----------       -----------
       Total net assets...............     $9,598,311        $38,686,747       $57,122,379
                                           ==========        ===========       ===========
     Group 1 variable accumulation
       unit value.....................     $    12.16        $     24.83       $      1.55
                                           ==========        ===========       ===========
     Group 2 variable accumulation
       unit value.....................     $    12.30        $     18.58       $      1.25
                                           ==========        ===========       ===========
     Group 3 variable accumulation
       unit value.....................     $       --        $     16.40       $      1.20
                                           ==========        ===========       ===========
     Group 4 variable accumulation
       unit value.....................     $    12.66        $     15.99       $      1.18
                                           ==========        ===========       ===========


Identified Cost of Investment.........     $9,172,239        $36,880,327       $57,118,120
                                           ==========        ===========       ===========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










        MAINSTAY VP       MAINSTAY VP                                                              MAINSTAY VP
          COMMON         CONSERVATIVE       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH          MAINSTAY VP
          STOCK--        ALLOCATION--      CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--      ALLOCATION--     GROWTH EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------


        $79,079,793       $8,110,099        $44,440,488       $12,706,030        $23,755,213       $30,399,722       $174,439,768
                 --               --                 --            49,955                 --                --                 --

            (35,676)          12,713             (9,855)           14,644             (1,751)          (15,236)           (24,372)



              1,097               77                462                86                246               216              2,611
                125                9                 34                 8                 26                24                332
        -----------       ----------        -----------       -----------        -----------       -----------       ------------
        $79,042,895       $8,122,726        $44,430,137       $12,770,535        $23,753,190       $30,384,246       $174,412,453
        ===========       ==========        ===========       ===========        ===========       ===========       ============



        $45,543,764       $3,211,036        $12,260,123       $ 2,934,382        $ 9,653,639       $ 8,752,622       $120,972,474
         25,317,525        1,820,083         18,941,646         2,782,927          6,457,652         5,249,493         45,243,548
            800,613               --            679,376         1,677,378            541,187                --            478,527
          7,380,993        3,091,607         12,548,992         5,375,848          7,100,712        16,382,131          7,717,904
        -----------       ----------        -----------       -----------        -----------       -----------       ------------
        $79,042,895       $8,122,726        $44,430,137       $12,770,535        $23,753,190       $30,384,246       $174,412,453
        ===========       ==========        ===========       ===========        ===========       ===========       ============
        $     29.92       $    12.56        $     27.11       $     11.89        $     22.58       $     11.03       $      22.02
        ===========       ==========        ===========       ===========        ===========       ===========       ============
        $     11.41       $    12.55        $     19.28       $     12.03        $     17.58       $     10.96       $       8.43
        ===========       ==========        ===========       ===========        ===========       ===========       ============
        $     11.85       $       --        $     18.74       $     11.83        $     15.30       $        --       $      11.04
        ===========       ==========        ===========       ===========        ===========       ===========       ============
        $     13.55       $    12.86        $     18.91       $     12.37        $     15.01       $     11.23       $      12.38
        ===========       ==========        ===========       ===========        ===========       ===========       ============


        $88,254,535       $7,178,842        $37,953,625       $11,802,729        $23,372,329       $29,182,945       $148,246,146
        ===========       ==========        ===========       ===========        ===========       ===========       ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                           MAINSTAY VP
                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP
                                            CORPORATE        ICAP SELECT         INCOME
                                             BOND--           EQUITY--          BUILDER--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investment at net asset value.......    $121,862,829      $125,271,583       $52,169,289
  Dividends due and accrued...........              --                --                --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................          18,429           (26,457)           (5,918)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           1,235             1,336               745
     Administrative charges...........             137               140                94
                                          ------------      ------------       -----------
       Total net assets...............    $121,879,886      $125,243,650       $52,162,532
                                          ============      ============       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 50,083,816      $ 51,346,382       $34,234,205
     Group 2 Policies.................      30,106,405        36,113,738        13,252,799
     Group 3 Policies.................       3,536,935         1,573,801           279,570
     Group 4 Policies.................      38,152,730        36,209,729         4,395,958
                                          ------------      ------------       -----------
       Total net assets...............    $121,879,886      $125,243,650       $52,162,532
                                          ============      ============       ===========
     Group 1 variable accumulation
       unit value.....................    $      33.78      $      13.00       $     25.77
                                          ============      ============       ===========
     Group 2 variable accumulation
       unit value.....................    $      21.88      $      14.04       $     12.76
                                          ============      ============       ===========
     Group 3 variable accumulation
       unit value.....................    $      22.74      $      15.09       $     14.14
                                          ============      ============       ===========
     Group 4 variable accumulation
       unit value.....................    $      21.70      $      15.19       $     14.98
                                          ============      ============       ===========


Identified Cost of Investment.........    $116,732,180      $122,878,535       $56,137,922
                                          ============      ============       ===========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
       INTERNATIONAL       LARGE CAP          MID CAP          MODERATE           GROWTH            S&P 500            U.S.
         EQUITY--          GROWTH--           CORE--         ALLOCATION--      ALLOCATION--         INDEX--         SMALL CAP--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $52,918,395       $32,610,990       $72,750,706       $24,138,103       $38,091,214      $227,036,524       $17,632,882
                 --                --                --                --                --                --                --

            (12,093)          (22,953)           (1,845)           (1,622)            6,967           (18,940)              580



                489               318               557               205               295             2,606               125
                 53                20                50                23                32               294                 9
        -----------       -----------       -----------       -----------       -----------      ------------       -----------
        $52,905,760       $32,587,699       $72,748,254       $24,136,253       $38,097,854      $227,014,684       $17,633,328
        ===========       ===========       ===========       ===========       ===========      ============       ===========



        $19,463,352       $ 7,356,333       $18,174,276       $ 8,234,619       $11,735,158      $107,181,433       $ 3,334,413
         12,492,456        14,344,914        18,672,064         5,092,518         7,486,466        61,536,016         5,098,410
                 --         1,148,816                --                --                --        17,145,798                --
         20,949,952         9,737,636        35,901,914        10,809,116        18,876,230        41,151,437         9,200,505
        -----------       -----------       -----------       -----------       -----------      ------------       -----------
        $52,905,760       $32,587,699       $72,748,254       $24,136,253       $38,097,854      $227,014,684       $17,633,328
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     24.99       $      8.74       $     17.37       $     12.14       $     11.73      $      33.31       $     12.99
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     15.56       $     12.00       $     17.82       $     12.12       $     11.64      $      11.07       $     13.02
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $        --       $     12.28       $        --       $        --       $        --      $      12.90       $        --
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     19.44       $     13.91       $     19.44       $     12.51       $     11.99      $      14.05       $     13.09
        ===========       ===========       ===========       ===========       ===========      ============       ===========


        $60,955,596       $25,600,539       $62,640,880       $22,258,719       $36,137,273      $201,997,958       $13,639,457
        ===========       ===========       ===========       ===========       ===========      ============       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                               ALGER                               ALLIANCEBERNSTEIN
                                              CAPITAL               ALGER              VPS SMALL/
                                           APPRECIATION           SMALL CAP          MID CAP VALUE
                                            PORTFOLIO--      GROWTH PORTFOLIO--       PORTFOLIO--
                                         CLASS I-2 SHARES     CLASS I-2 SHARES       CLASS A SHARES
                                         -----------------------------------------------------------

ASSETS:
  Investment at net asset value.......      $1,282,300           $39,397,588           $4,720,738
  Dividends due and accrued...........              --                    --                   --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................              --                (3,314)                 (92)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              --                   475                   35
     Administrative charges...........              --                    45                    3
                                            ----------           -----------           ----------
       Total net assets...............      $1,282,300           $39,393,754           $4,720,608
                                            ==========           ===========           ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $       --           $16,454,374           $  958,824
     Group 2 Policies.................              --            14,718,712            1,369,556
     Group 3 Policies.................       1,282,300               833,288                   --
     Group 4 Policies.................              --             7,387,380            2,392,228
                                            ----------           -----------           ----------
       Total net assets...............      $1,282,300           $39,393,754           $4,720,608
                                            ==========           ===========           ==========
     Group 1 variable accumulation
       unit value.....................      $       --           $     16.26           $    11.01
                                            ==========           ===========           ==========
     Group 2 variable accumulation
       unit value.....................      $       --           $     12.43           $    11.00
                                            ==========           ===========           ==========
     Group 3 variable accumulation
       unit value.....................      $    22.22           $     20.20           $       --
                                            ==========           ===========           ==========
     Group 4 variable accumulation
       unit value.....................      $       --           $     21.97           $    11.53
                                            ==========           ===========           ==========


Identified Cost of Investment.........      $1,038,658           $25,623,922           $3,709,621
                                            ==========           ===========           ==========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









         AMERICAN
       CENTURY(R) VP        AMERICAN          AMERICAN         CALVERT VP        DREYFUS IP        DREYFUS VIF       DWS DREMAN
         INFLATION       CENTURY(R) VP      CENTURY(R) VP          SRI           TECHNOLOGY       OPPORTUNISTIC     SMALL MID CAP
       PROTECTION--     INTERNATIONAL--        VALUE--          BALANCED          GROWTH--         SMALL CAP--       VALUE VIP--
         CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES    CLASS A SHARES
      ---------------------------------------------------------------------------------------------------------------------------


         $181,733          $1,830,298        $1,161,619        $4,137,798        $15,181,599       $1,711,352        $1,497,303
               --                  --                --                --                 --               --                --

               --             (16,681)               --               546              9,644               --            (2,367)



               --                  --                --                45                 94               --                12
               --                  --                --                 4                  7               --                 1
         --------          ----------        ----------        ----------        -----------       ----------        ----------
         $181,733          $1,813,617        $1,161,619        $4,138,295        $15,191,142       $1,711,352        $1,494,923
         ========          ==========        ==========        ==========        ===========       ==========        ==========



         $     --          $       --        $       --        $1,301,497        $ 2,542,392       $       --        $  507,755
               --                  --                --         1,754,872          3,788,481               --           280,089
          181,733           1,813,617         1,161,619                --            506,940        1,711,352                --
               --                  --                --         1,081,926          8,353,329               --           707,079
         --------          ----------        ----------        ----------        -----------       ----------        ----------
         $181,733          $1,813,617        $1,161,619        $4,138,295        $15,191,142       $1,711,352        $1,494,923
         ========          ==========        ==========        ==========        ===========       ==========        ==========
         $     --          $       --        $       --        $    16.48        $     12.62       $       --        $    10.83
         ========          ==========        ==========        ==========        ===========       ==========        ==========
         $     --          $       --        $       --        $    11.82        $     13.26       $       --        $    11.03
         ========          ==========        ==========        ==========        ===========       ==========        ==========
         $  13.39          $    19.05        $    16.87        $       --        $     17.31       $    14.30        $       --
         ========          ==========        ==========        ==========        ===========       ==========        ==========
         $     --          $       --        $       --        $    13.70        $     17.42       $       --        $    11.03
         ========          ==========        ==========        ==========        ===========       ==========        ==========


         $175,719          $1,823,170        $1,061,378        $4,272,337        $10,965,390       $1,692,261        $1,262,750
         ========          ==========        ==========        ==========        ===========       ==========        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                              FIDELITY(R)
                                           FIDELITY(R)            VIP           FIDELITY(R)
                                               VIP              EQUITY-             VIP
                                         CONTRAFUND(R)--       INCOME--          GROWTH--
                                          INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
                                         ---------------------------------------------------

ASSETS:
  Investment at net asset value.......     $176,662,162       $57,398,521       $3,486,319
  Dividends due and accrued...........               --                --               --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................          (42,644)          (14,704)              --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            1,867               591               --
     Administrative charges...........              195                65               --
                                           ------------       -----------       ----------
       Total net assets...............     $176,617,456       $57,383,161       $3,486,319
                                           ============       ===========       ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $ 71,172,687       $23,669,686       $       --
     Group 2 Policies.................       50,864,136        14,758,413               --
     Group 3 Policies.................       12,490,592         3,147,331        3,486,319
     Group 4 Policies.................       42,090,041        15,807,731               --
                                           ------------       -----------       ----------
       Total net assets...............     $176,617,456       $57,383,161       $3,486,319
                                           ============       ===========       ==========
     Group 1 variable accumulation
       unit value.....................     $      29.25       $     19.78       $       --
                                           ============       ===========       ==========
     Group 2 variable accumulation
       unit value.....................     $      17.35       $     13.84       $       --
                                           ============       ===========       ==========
     Group 3 variable accumulation
       unit value.....................     $      18.62       $     13.84       $    11.31
                                           ============       ===========       ==========
     Group 4 variable accumulation
       unit value.....................     $      18.61       $     13.73       $       --
                                           ============       ===========       ==========


Identified Cost of Investment.........     $187,640,677       $66,347,490       $3,498,650
                                           ============       ===========       ==========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                          FIDELITY(R)                                                              JANUS ASPEN       JANUS ASPEN
        FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)       INVESCO V.I.        BALANCED         ENTERPRISE
            VIP           INVESTMENT            VIP               VIP          INTERNATIONAL       PORTFOLIO--       PORTFOLIO--
        INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--       GROWTH FUND--      INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    SERIES I SHARES        SHARES            SHARES
      ---------------------------------------------------------------------------------------------------------------------------


        $8,749,520         $960,152         $5,008,454        $6,346,085         $3,338,821       $118,485,106        $841,309
                --               --                 --                --                 --                 --              --

                --               --                 --                --               (951)           (15,600)             --



                --               --                 --                --                 24              1,456              --
                --               --                 --                --                  2                114              --
        ----------         --------         ----------        ----------         ----------       ------------        --------
        $8,749,520         $960,152         $5,008,454        $6,346,085         $3,337,844       $118,467,936        $841,309
        ==========         ========         ==========        ==========         ==========       ============        ========



        $       --         $     --         $       --        $       --         $  767,720       $ 41,537,704        $     --
                --               --                 --                --            817,340         56,580,532              --
         8,749,520          960,152          5,008,454         6,346,085                 --          1,711,124         841,309
                --               --                 --                --          1,752,784         18,638,576              --
        ----------         --------         ----------        ----------         ----------       ------------        --------
        $8,749,520         $960,152         $5,008,454        $6,346,085         $3,337,844       $118,467,936        $841,309
        ==========         ========         ==========        ==========         ==========       ============        ========
        $       --         $     --         $       --        $       --         $     9.18       $      31.30        $     --
        ==========         ========         ==========        ==========         ==========       ============        ========
        $       --         $     --         $       --        $       --         $     9.43       $      17.92        $     --
        ==========         ========         ==========        ==========         ==========       ============        ========
        $    12.65         $  15.01         $    27.13        $    17.02         $       --       $      17.64        $  20.07
        ==========         ========         ==========        ==========         ==========       ============        ========
        $       --         $     --         $       --        $       --         $     9.63       $      17.78        $     --
        ==========         ========         ==========        ==========         ==========       ============        ========


        $7,869,100         $927,516         $4,383,204        $6,837,588         $2,764,503       $101,096,399        $581,048
        ==========         ========         ==========        ==========         ==========       ============        ========






The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                           JANUS ASPEN         MFS(R)            MFS(R)
                                            WORLDWIDE         INVESTORS            NEW
                                           PORTFOLIO--          TRUST           DISCOVERY
                                          INSTITUTIONAL       SERIES--          SERIES--
                                             SHARES         INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investment at net asset value.......     $90,067,189        $138,038         $2,270,471
  Dividends due and accrued...........              --              --                 --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................         (11,144)             --                 --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           1,197              --                 --
     Administrative charges...........             107              --                 --
                                           -----------        --------         ----------
       Total net assets...............     $90,054,741        $138,038         $2,270,471
                                           ===========        ========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $39,188,977        $     --         $       --
     Group 2 Policies.................      40,351,062              --                 --
     Group 3 Policies.................       1,621,598         138,038          2,270,471
     Group 4 Policies.................       8,893,104              --                 --
                                           -----------        --------         ----------
       Total net assets...............     $90,054,741        $138,038         $2,270,471
                                           ===========        ========         ==========
     Group 1 variable accumulation
       unit value.....................     $     18.51        $     --         $       --
                                           ===========        ========         ==========
     Group 2 variable accumulation
       unit value.....................     $     10.23        $     --         $       --
                                           ===========        ========         ==========
     Group 3 variable accumulation
       unit value.....................     $     12.01        $  13.52         $    18.50
                                           ===========        ========         ==========
     Group 4 variable accumulation
       unit value.....................     $     12.88        $     --         $       --
                                           ===========        ========         ==========


Identified Cost of Investment.........     $79,309,674        $132,914         $1,604,121
                                           ===========        ========         ==========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                             NEUBERGER
                                            BERMAN AMT           PIMCO
          MFS(R)            MFS(R)            MID-CAP           GLOBAL             PIMCO             PIMCO             PIMCO
         RESEARCH          UTILITIES          GROWTH            BOND--        LOW DURATION--     REAL RETURN--    TOTAL RETURN--
         SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
       INITIAL CLASS     INITIAL CLASS    CLASS I SHARES     CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


         $147,692         $10,082,416        $539,736          $287,231          $326,502         $3,077,892        $2,096,365
               --                  --              --               677               605              3,028             5,111

               --             (14,968)             --                --                --             13,183                --




               --                  64              --                --                --                 21                --
               --                   7              --                --                --                  2                --
         --------         -----------        --------          --------          --------         ----------        ----------
         $147,692         $10,067,377        $539,736          $287,908          $327,107         $3,094,080        $2,101,476
         ========         ===========        ========          ========          ========         ==========        ==========



         $     --         $ 2,527,881        $     --          $     --          $     --         $  693,552        $       --
               --           1,679,761              --                --                --            729,933                --
          147,692           1,516,765         539,736           287,908           327,107            635,530         2,101,476
               --           4,342,970              --                --                --          1,035,065                --
         --------         -----------        --------          --------          --------         ----------        ----------
         $147,692         $10,067,377        $539,736          $287,908          $327,107         $3,094,080        $2,101,476
         ========         ===========        ========          ========          ========         ==========        ==========
         $     --         $      9.30        $     --          $     --          $     --         $    10.35        $       --
         ========         ===========        ========          ========          ========         ==========        ==========
         $     --         $      9.35        $     --          $     --          $     --         $    10.37        $       --
         ========         ===========        ========          ========          ========         ==========        ==========
         $  12.06         $     31.07        $  18.64          $  14.93          $  11.91         $    13.05        $    14.50
         ========         ===========        ========          ========          ========         ==========        ==========
         $     --         $      9.54        $     --          $     --          $     --         $    10.40        $       --
         ========         ===========        ========          ========          ========         ==========        ==========


         $131,925         $ 8,273,914        $393,296          $277,480          $322,547         $3,161,486        $2,380,358
         ========         ===========        ========          ========          ========         ==========        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                                     T. ROWE
                                               ROYCE               ROYCE              PRICE
                                             MICRO-CAP           SMALL-CAP           EQUITY
                                            PORTFOLIO--         PORTFOLIO--          INCOME
                                         INVESTMENT CLASS    INVESTMENT CLASS       PORTFOLIO
                                         ------------------------------------------------------

ASSETS:
  Investment at net asset value.......      $15,260,597         $11,382,175        $61,059,646
  Dividends due and accrued...........               --                  --                 --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................           (4,590)              5,674            (13,510)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              104                  90                525
Administrative charges................               10                   9                 42
                                            -----------         -----------        -----------
       Total net assets...............      $15,255,893         $11,387,750        $61,045,569
                                            ===========         ===========        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $ 3,578,910         $ 3,162,742        $15,299,487
     Group 2 Policies.................        3,313,687           2,703,694         19,939,282
     Group 3 Policies.................               --                  --          4,390,890
     Group 4 Policies.................        8,363,296           5,521,314         21,415,910
                                            -----------         -----------        -----------
       Total net assets...............      $15,255,893         $11,387,750        $61,045,569
                                            ===========         ===========        ===========
     Group 1 variable accumulation
       unit value.....................      $     14.58         $     13.08        $     15.38
                                            ===========         ===========        ===========
     Group 2 variable accumulation
       unit value.....................      $     14.65         $     13.11        $     15.76
                                            ===========         ===========        ===========
     Group 3 variable accumulation
       unit value.....................      $        --         $        --        $     14.70
                                            ===========         ===========        ===========
     Group 4 variable accumulation
       unit value.....................      $     14.97         $     13.61        $     14.79
                                            ===========         ===========        ===========


Identified Cost of Investment.........      $12,400,652         $ 9,175,431        $64,944,665
                                            ===========         ===========        ===========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









          T. ROWE
           PRICE         UIF EMERGING      UIF EMERGING            UIF            VAN ECK VIP       VAN ECK VIP
         LIMITED-        MARKETS DEBT     MARKETS EQUITY    U.S. REAL ESTATE        GLOBAL         MULTI-MANAGER
         TERM BOND        PORTFOLIO--       PORTFOLIO--        PORTFOLIO--       HARD ASSETS--    ALTERNATIVES--
         PORTFOLIO          CLASS I           CLASS I            CLASS I         INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------


         $790,089          $831,168         $67,372,125        $6,552,057         $51,962,258       $1,234,073
            2,022                --                  --                --                  --               --

               --                --             (27,522)           (2,949)            (11,231)              --



               --                --                 658                44                 377               --
               --                --                  63                 5                  39               --
         --------          --------         -----------        ----------         -----------       ----------
         $792,111          $831,168         $67,343,882        $6,549,059         $51,950,611       $1,234,073
         ========          ========         ===========        ==========         ===========       ==========



         $     --          $     --         $22,966,791        $1,800,332         $14,175,017       $       --
               --                --          20,587,965         1,025,888          10,618,851               --
          792,111           831,168           1,879,196         1,474,788           3,129,731        1,234,073
               --                --          21,909,930         2,248,051          24,027,012               --
         --------          --------         -----------        ----------         -----------       ----------
         $792,111          $831,168         $67,343,882        $6,549,059         $51,950,611       $1,234,073
         ========          ========         ===========        ==========         ===========       ==========
         $     --          $     --         $     29.15        $     9.16         $     21.87       $       --
         ========          ========         ===========        ==========         ===========       ==========
         $     --          $     --         $     30.35        $     9.21         $     21.28       $       --
         ========          ========         ===========        ==========         ===========       ==========
         $  13.48          $  19.39         $     33.64        $    22.73         $     42.46       $    11.16
         ========          ========         ===========        ==========         ===========       ==========
         $     --          $     --         $     34.56        $     9.61         $     22.54       $       --
         ========          ========         ===========        ==========         ===========       ==========


         $781,262          $820,500         $65,369,456        $5,964,096         $42,104,077       $1,194,518
         ========          ========         ===========        ==========         ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2010






                                                                                            MAINSTAY VP     MAINSTAY VP
                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP       COMMON       CONSERVATIVE
                                            BALANCED--        BOND--           CASH           STOCK--      ALLOCATION--
                                           INITIAL CLASS   INITIAL CLASS    MANAGEMENT     INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $  129,995      $ 1,205,855    $     11,252    $  1,198,694     $   190,594
  Mortality and expense risk charges....       (49,240)        (195,549)       (262,674)       (420,615)        (39,238)
  Administrative charges................        (2,713)         (15,731)        (16,334)        (44,063)         (2,979)
                                            ----------      -----------    ------------    ------------     -----------
       Net investment income (loss).....        78,042          994,575        (267,756)        734,016         148,377
                                            ----------      -----------    ------------    ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       831,783        5,290,976      30,713,535       9,561,517       2,083,149
  Cost of investments sold..............      (874,769)      (4,905,900)    (30,713,586)    (15,184,630)     (1,989,163)
                                            ----------      -----------    ------------    ------------     -----------
       Net realized gain (loss) on
          investments...................       (42,986)         385,076             (51)     (5,623,113)         93,986
  Realized gain distribution received...            --          501,226              --              --              --
  Change in unrealized appreciation
     (depreciation) on investments......     1,068,250          757,721          (6,380)     13,333,018         588,065
                                            ----------      -----------    ------------    ------------     -----------
       Net gain (loss) on investments...     1,025,264        1,644,023          (6,431)      7,709,905         682,051
                                            ----------      -----------    ------------    ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $1,103,306      $ 2,638,598    $   (274,187)   $  8,443,921     $   830,428
                                            ==========      ===========    ============    ============     ===========










                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                              INCOME       INTERNATIONAL     LARGE CAP        MID CAP        MODERATE
                                             BUILDER--       EQUITY--        GROWTH--         CORE--       ALLOCATION--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $ 1,547,876     $ 1,653,854     $        --     $   237,201     $   457,663
  Mortality and expense risk charges....       (280,209)       (282,747)       (147,367)       (356,325)       (113,395)
  Administrative charges................        (32,907)        (19,379)         (6,624)        (16,919)         (7,273)
                                            -----------     -----------     -----------     -----------     -----------
       Net investment income (loss).....      1,234,760       1,351,728        (153,991)       (136,043)        336,995
                                            -----------     -----------     -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,222,104       6,179,861       3,419,637       6,855,613       3,006,540
  Cost of investments sold..............     (7,728,945)     (7,116,501)     (2,848,012)     (9,449,617)     (3,362,318)
                                            -----------     -----------     -----------     -----------     -----------
       Net realized gain (loss) on
          investments...................     (2,506,841)       (936,640)        571,625      (2,594,004)       (355,778)
  Realized gain distribution received...             --              --              --              --              --
  Change in unrealized appreciation
     (depreciation) on investments......      7,872,316       1,618,947       3,960,728      16,503,053       2,482,889
                                            -----------     -----------     -----------     -----------     -----------
       Net gain (loss) on investments...      5,365,475         682,307       4,532,353      13,909,049       2,127,111
                                            -----------     -----------     -----------     -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 6,600,235     $ 2,034,035     $ 4,378,362     $13,773,006     $ 2,464,106
                                            ===========     ===========     ===========     ===========     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                        MAINSTAY VP
                        MAINSTAY VP                     MAINSTAY VP     MAINSTAY VP     HIGH YIELD      MAINSTAY VP
        MAINSTAY VP      FLOATING       MAINSTAY VP       GROWTH          GROWTH         CORPORATE      ICAP SELECT
       CONVERTIBLE--      RATE--       GOVERNMENT--    ALLOCATION--      EQUITY--         BOND--         EQUITY--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------


        $ 1,170,209    $    497,292     $   756,592     $   313,787    $    845,025    $  6,929,340    $    983,843
           (212,506)        (57,344)       (123,813)       (147,671)       (921,876)       (623,936)       (629,492)
            (11,185)         (2,983)         (9,707)         (7,790)       (112,686)        (49,206)        (48,396)
        -----------    ------------     -----------     -----------    ------------    ------------    ------------
            946,518         436,965         623,072         158,326        (189,537)      6,256,198         305,955
        -----------    ------------     -----------     -----------    ------------    ------------    ------------


          4,252,788       2,319,042       4,092,814       2,219,294      15,195,444      11,869,881      11,576,534
         (3,885,411)     (2,447,654)     (3,777,654)     (2,786,546)    (15,562,838)    (11,116,869)    (14,649,587)
        -----------    ------------     -----------     -----------    ------------    ------------    ------------


            367,377        (128,612)        315,160        (567,252)       (367,394)        753,012      (3,073,053)
                 --              --         362,105              --              --              --              --

          5,284,256         586,415        (202,918)      4,181,295      18,431,100       6,315,316      21,717,147
        -----------    ------------     -----------     -----------    ------------    ------------    ------------
          5,651,633         457,803         474,347       3,614,043      18,063,706       7,068,328      18,644,094
        -----------    ------------     -----------     -----------    ------------    ------------    ------------



        $ 6,598,151    $    894,768     $ 1,097,419     $ 3,772,369    $ 17,874,169    $ 13,324,526    $ 18,950,049
        ===========    ============     ===========     ===========    ============    ============    ============


                                                           ALGER           ALGER       ALLIANCEBERN-
        MAINSTAY VP                                       CAPITAL        SMALL CAP         STEIN         AMERICAN
         MODERATE       MAINSTAY VP     MAINSTAY VP    APPRECIATION       GROWTH        VPS SMALL/     CENTURY(R) VP
          GROWTH          S&P 500          U.S.         PORTFOLIO--     PORTFOLIO--    MID CAP VALUE     INFLATION
       ALLOCATION--       INDEX--       SMALL CAP--      CLASS I-2       CLASS I-2      PORTFOLIO--    PROTECTION--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      SHARES          SHARES      CLASS A SHARES     CLASS II
      --------------------------------------------------------------------------------------------------------------


        $   527,275    $  3,802,490     $     8,295     $     4,329    $         --    $     17,527    $      2,702
           (185,392)     (1,092,651)        (81,972)             --        (193,265)        (19,651)             --
            (10,331)       (101,617)         (2,720)             --         (15,085)           (727)             --
        -----------    ------------     -----------     -----------    ------------    ------------    ------------
            331,552       2,608,222         (76,397)          4,329        (208,350)         (2,851)          2,702
        -----------    ------------     -----------     -----------    ------------    ------------    ------------


          2,510,058      20,999,430       1,956,943          72,665       4,641,606       1,165,739          65,602
         (2,881,987)    (20,547,506)     (1,737,043)        (82,711)     (2,586,450)       (870,342)        (63,437)
        -----------    ------------     -----------     -----------    ------------    ------------    ------------

           (371,929)        451,924         219,900         (10,046)      2,055,156         295,397           2,165
                 --              --              --              --              --              --              --



          4,507,415      25,365,776       3,340,341         165,851       6,123,878         473,174           2,083
        -----------    ------------     -----------     -----------    ------------    ------------    ------------
          4,135,486      25,817,700       3,560,241         155,805       8,179,034         768,571           4,248
        -----------    ------------     -----------     -----------    ------------    ------------    ------------

        $ 4,467,038    $ 28,425,922     $ 3,483,844     $   160,134    $  7,970,684    $    765,720    $      6,950
        ===========    ============     ===========     ===========    ============    ============    ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010



                                             AMERICAN
                                           CENTURY(R) VP     AMERICAN       CALVERT VP      DREYFUS IP      DREYFUS VIF
                                             INTERNA-      CENTURY(R) VP        SRI         TECHNOLOGY     OPPORTUNISTIC
                                             TIONAL--         VALUE--        BALANCED        GROWTH--       SMALL CAP--
                                             CLASS II        CLASS II        PORTFOLIO    INITIAL SHARES  INITIAL SHARES
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  33,338       $  21,568       $  56,545      $        --      $  10,033
  Mortality and expense risk charges....            --              --         (20,707)         (58,173)            --
  Administrative charges................            --              --          (1,218)          (2,059)            --
                                             ---------       ---------       ---------      -----------      ---------
       Net investment income (loss).....        33,338          21,568          34,620          (60,232)        10,033
                                             ---------       ---------       ---------      -----------      ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       242,460         184,618         402,240        1,806,823         96,675
  Cost of investments sold..............      (316,626)       (275,431)       (424,027)      (1,505,743)      (165,723)
                                             ---------       ---------       ---------      -----------      ---------
       Net realized gain (loss) on
          investments...................       (74,166)        (90,813)        (21,787)         301,080        (69,048)
  Realized gain distribution received...            --              --              --               --             --
  Change in unrealized appreciation
     (depreciation) on investments......       239,393         210,123         415,295        2,859,701        464,498
                                             ---------       ---------       ---------      -----------      ---------
       Net gain (loss) on investments...       165,227         119,310         393,508        3,160,781        395,450
                                             ---------       ---------       ---------      -----------      ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $ 198,565       $ 140,878       $ 428,128      $ 3,100,549      $ 405,483
                                             =========       =========       =========      ===========      =========







                                                           INVESCO V.I.     JANUS ASPEN     JANUS ASPEN     JANUS ASPEN
                                            FIDELITY(R)    INTERNATIONAL     BALANCED       ENTERPRISE       WORLDWIDE
                                                VIP        GROWTH FUND--    PORTFOLIO--     PORTFOLIO--     PORTFOLIO--
                                            OVERSEAS--       SERIES I      INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                           INITIAL CLASS      SHARES          SHARES          SHARES          SHARES
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  81,999       $  66,540     $  3,285,635      $     495     $    524,026
  Mortality and expense risk charges....            --         (15,168)        (618,677)            --         (457,391)
  Administrative charges................            --            (649)         (41,028)            --          (37,731)
                                             ---------       ---------     ------------      ---------     ------------
       Net investment income (loss).....        81,999          50,723        2,625,930            495           28,904
                                             ---------       ---------     ------------      ---------     ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       158,773         528,932       12,166,225        234,180        9,696,368
  Cost of investments sold..............      (188,240)       (530,735)     (10,355,606)      (232,088)     (13,371,429)
                                             ---------       ---------     ------------      ---------     ------------
       Net realized gain (loss) on
          investments...................       (29,467)         (1,803)       1,810,619          2,092       (3,675,061)
  Realized gain distribution received...        11,182              --               --             --               --
  Change in unrealized appreciation
     (depreciation) on investments......       711,122         297,521        4,310,089        170,971       15,727,237
                                             ---------       ---------     ------------      ---------     ------------
       Net gain (loss) on investments...       692,837         295,718        6,120,708        173,063       12,052,176
                                             ---------       ---------     ------------      ---------     ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $ 774,836       $ 346,441     $  8,746,638      $ 173,558     $ 12,081,080
                                             =========       =========     ============      =========     ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                           FIDELITY(R)                                      FIDELITY(R)
        DWS DREMAN                             VIP          FIDELITY(R)     FIDELITY(R)         VIP         FIDELITY(R)
       SMALL MID CAP   FIDELITY(R) VIP       EQUITY-            VIP             VIP         INVESTMENT          VIP
        VALUE VIP--    CONTRAFUND(R)--      INCOME--         GROWTH--       INDEX 500--    GRADE BOND--      MID CAP--
      CLASS A SHARES    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


         $  19,764      $  2,012,518       $   976,842       $   8,611      $  157,593       $  34,113      $   16,469
            (6,950)         (836,084)         (276,454)             --              --              --              --
              (384)          (67,460)          (22,210)             --              --              --              --
         ---------      ------------       -----------       ---------      ----------       ---------      ----------
            12,430         1,108,974           678,178           8,611         157,593          34,113          16,469
         ---------      ------------       -----------       ---------      ----------       ---------      ----------



           768,126        17,074,313         5,517,873         104,374         162,198         248,781         184,701
          (606,024)      (17,478,399)       (6,763,800)       (124,820)       (207,681)       (241,835)       (224,606)
         ---------      ------------       -----------       ---------      ----------       ---------      ----------

           162,102          (404,086)       (1,245,927)        (20,446)        (45,483)          6,946         (39,905)
                --            73,224                --          10,350         131,433          10,383          13,407



            58,354        24,487,153         7,853,334         682,485         908,653          20,446       1,109,410
         ---------      ------------       -----------       ---------      ----------       ---------      ----------
           220,456        24,156,291         6,607,407         672,389         994,603          37,775       1,082,912
         ---------      ------------       -----------       ---------      ----------       ---------      ----------


         $ 232,886      $ 25,265,265       $ 7,285,585       $ 681,000      $1,152,196       $  71,888      $1,099,381
         =========      ============       ===========       =========      ==========       =========      ==========






                                                                             NEUBERGER
          MFS(R)           MFS(R)                                           BERMAN AMT         PIMCO
         INVESTORS           NEW             MFS(R)           MFS(R)          MID-CAP         GLOBAL         PIMCO LOW
           TRUST          DISCOVERY         RESEARCH         UTILITIES        GROWTH          BOND--        DURATION--
         SERIES--         SERIES--          SERIES--         SERIES--       PORTFOLIO--   ADMINISTRATIVE  ADMINISTRATIVE
       INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS  CLASS I SHARES   CLASS SHARES    CLASS SHARES
      ------------------------------------------------------------------------------------------------------------------


         $  1,530         $      --         $  1,233        $  242,669       $     --        $  6,828        $  6,228
               --                --               --           (36,409)            --              --              --
               --                --               --            (1,966)            --              --              --
         --------         ---------         --------        ----------       --------        --------        --------
            1,530                --            1,233           204,294             --           6,828           6,228
         --------         ---------         --------        ----------       --------        --------        --------



           14,434           207,097           28,217           825,107         25,229         102,039         102,414
          (17,837)         (244,568)         (32,671)         (937,496)       (26,170)        (98,545)        (99,480)
         --------         ---------         --------        ----------       --------        --------        --------

           (3,403)          (37,471)          (4,454)         (112,389)          (941)          3,494           2,934
               --                --               --                --             --           6,774           1,062




           14,788           614,690           23,709         1,056,889        121,335          10,772          11,166
         --------         ---------         --------        ----------       --------        --------        --------
           11,385           577,219           19,255           944,500        120,394          21,040          15,162
         --------         ---------         --------        ----------       --------        --------        --------


         $ 12,915         $ 577,219         $ 20,488        $1,148,794       $120,394        $ 27,868        $ 21,390
         ========         =========         ========        ==========       ========        ========        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010



                                               PIMCO           PIMCO           ROYCE           ROYCE          T. ROWE
                                               REAL            TOTAL         MICRO-CAP       SMALL-CAP         PRICE
                                             RETURN--        RETURN--       PORTFOLIO--     PORTFOLIO--       EQUITY
                                          ADMINISTRATIVE  ADMINISTRATIVE    INVESTMENT      INVESTMENT        INCOME
                                           CLASS SHARES    CLASS SHARES        CLASS           CLASS         PORTFOLIO
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  19,371       $  51,536      $   246,284     $    12,365     $ 1,079,130
  Mortality and expense risk charges....        (4,834)             --          (66,111)        (52,964)       (280,607)
  Administrative charges................          (256)             --           (2,841)         (2,640)        (14,463)
                                             ---------       ---------      -----------     -----------     -----------
       Net investment income (loss).....        14,281          51,536          177,332         (43,239)        784,060
                                             ---------       ---------      -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       405,801         481,764        1,242,170       1,065,114       5,414,920
  Cost of investments sold..............      (423,518)       (482,954)      (1,765,300)     (1,232,628)     (6,150,794)
                                             ---------       ---------      -----------     -----------     -----------
       Net realized gain (loss) on
          investments...................       (17,717)         (1,190)        (523,130)       (167,514)       (735,874)
  Realized gain distribution received...        26,218          66,789               --              --              --
  Change in unrealized appreciation
     (depreciation) on investments......        35,767          42,875        3,716,957       2,003,176       7,696,299
                                             ---------       ---------      -----------     -----------     -----------
       Net gain (loss) on investments...        44,268         108,474        3,193,827       1,835,662       6,960,425
                                             ---------       ---------      -----------     -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $  58,549       $ 160,010      $ 3,371,159     $ 1,792,423     $ 7,744,485
                                             =========       =========      ===========     ===========     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








          T. ROWE
           PRICE        UIF EMERGING      UIF EMERGING       UIF U.S.       VAN ECK VIP     VAN ECK VIP
         LIMITED-       MARKETS DEBT     MARKETS EQUITY     REAL ESTATE       GLOBAL       MULTI-MANAGER
         TERM BOND       PORTFOLIO--       PORTFOLIO--      PORTFOLIO--    HARD ASSETS--  ALTERNATIVES--
         PORTFOLIO         CLASS I           CLASS I          CLASS I      INITIAL CLASS   INITIAL CLASS
      --------------------------------------------------------------------------------------------------


         $  22,547        $  33,315        $   371,120      $    91,495     $   145,747      $     --
                --               --           (320,776)         (21,577)       (215,427)           --
                --               --            (20,931)          (1,131)        (11,780)           --
         ---------        ---------        -----------      -----------     -----------      --------
            22,547           33,315             29,413           68,787         (81,460)           --
         ---------        ---------        -----------      -----------     -----------      --------



           138,603          116,115          6,921,279        2,606,457       5,415,920        66,737
          (134,699)        (122,750)        (6,374,862)      (2,196,693)     (5,876,987)      (70,638)
         ---------        ---------        -----------      -----------     -----------      --------

             3,904           (6,635)           546,417          409,764        (461,067)       (3,901)
                --               --                 --               --              --            --

            (3,196)          47,391          9,894,400          778,030      11,993,250        61,481
         ---------        ---------        -----------      -----------     -----------      --------
               708           40,756         10,440,817        1,187,794      11,532,183        57,580
         ---------        ---------        -----------      -----------     -----------      --------


         $  23,255        $  74,071        $10,470,230      $ 1,256,581     $11,450,723      $ 57,580
         =========        =========        ===========      ===========     ===========      ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2010
and December 31, 2009







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                          BALANCED--                            BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   78,042        $  205,375        $   994,575       $ 1,404,865
     Net realized gain (loss) on investments................        (42,986)         (313,622)           385,076           100,909
     Realized gain distribution received....................             --                --            501,226           130,194
     Change in unrealized appreciation (depreciation) on
       investments..........................................      1,068,250         1,707,842            757,721           718,465
                                                                 ----------        ----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      1,103,306         1,599,595          2,638,598         2,354,433
                                                                 ----------        ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................      1,085,114         1,175,214          3,617,064         3,783,807
     Cost of insurance......................................       (620,302)         (635,091)        (2,437,963)       (2,407,372)
     Policyowners' surrenders...............................       (284,116)         (352,692)        (2,211,999)       (1,667,958)
     Net transfers from (to) Fixed Account..................       (142,783)          (25,604)          (553,223)         (732,625)
     Transfers between Investment Divisions.................        (77,032)         (415,237)         2,251,241         2,058,148
     Policyowners' death benefits...........................        (20,803)          (20,507)           (99,532)         (139,156)
                                                                 ----------        ----------        -----------       -----------
       Net contributions and (withdrawals)..................        (59,922)         (273,917)           565,588           894,844
                                                                 ----------        ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (86)             (206)              (259)             (457)
                                                                 ----------        ----------        -----------       -----------
          Increase (decrease) in net assets.................      1,043,298         1,325,472          3,203,927         3,248,820
NET ASSETS:
     Beginning of year......................................      8,555,013         7,229,541         35,482,820        32,234,000
                                                                 ----------        ----------        -----------       -----------
     End of year............................................     $9,598,311        $8,555,013        $38,686,747       $35,482,820
                                                                 ==========        ==========        ===========       ===========







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                        FLOATING RATE--                      GOVERNMENT--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   436,965       $   288,841       $   623,072       $   722,706
     Net realized gain (loss) on investments................        (128,612)         (342,026)          315,160           434,519
     Realized gain distribution received....................              --                --           362,105            22,886
     Change in unrealized appreciation (depreciation) on
       investments..........................................         586,415         2,388,989          (202,918)         (930,145)
                                                                 -----------       -----------       -----------       -----------

       Net increase (decrease) in net assets resulting from
          operations........................................         894,768         2,335,804         1,097,419           249,966
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,501,265         1,616,718         2,512,363         2,835,873
     Cost of insurance......................................        (821,708)         (682,247)       (1,775,941)       (1,975,736)
     Policyowners' surrenders...............................        (730,503)         (592,450)       (1,662,680)       (1,732,231)
     Net transfers from (to) Fixed Account..................        (195,803)          (74,621)         (395,003)         (622,876)
     Transfers between Investment Divisions.................       1,267,997         2,580,022         1,266,381            42,491
     Policyowners' death benefits...........................         (55,103)          (95,675)         (240,767)         (469,349)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................         966,145         2,751,747          (295,647)       (1,921,828)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             (77)             (391)              (98)               50
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................       1,860,836         5,087,160           801,674        (1,671,812)
NET ASSETS:
     Beginning of year......................................      10,909,699         5,822,539        22,951,516        24,623,328
                                                                 -----------       -----------       -----------       -----------

     End of year............................................     $12,770,535       $10,909,699       $23,753,190       $22,951,516
                                                                 ===========       ===========       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                                                                          MAINSTAY VP
                                            MAINSTAY VP                   CONSERVATIVE                  MAINSTAY VP
              MAINSTAY VP                  COMMON STOCK--                 ALLOCATION--                 CONVERTIBLE--
            CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



      $   (267,756)  $   (268,996)   $   734,016    $ 1,023,048    $  148,377     $  135,529     $   946,518    $   554,160
               (51)         2,011     (5,623,113)    (6,922,529)       93,986       (134,178)        367,377       (732,306)
                --             --             --             --            --         93,468              --             --

            (6,380)        (1,348)    13,333,018     19,985,894       588,065        969,387       5,284,256     12,480,989
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------


          (274,187)      (268,333)     8,443,921     14,086,413       830,428      1,064,206       6,598,151     12,302,843
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------



         8,241,505      9,513,626      8,611,005      9,527,309       704,225        523,012       3,958,677      4,186,387
        (4,691,348)    (5,222,098)    (5,834,420)    (6,076,719)     (487,704)      (366,604)     (2,717,238)    (2,596,598)
       (10,994,466)   (11,841,738)    (4,826,609)    (4,542,318)     (691,098)      (365,215)     (2,358,077)    (2,629,350)
          (303,602)    (4,115,900)    (2,709,424)    (1,638,812)      (61,336)        26,172      (1,257,679)      (671,394)
        (1,670,213)    (2,562,227)    (2,579,621)    (2,109,445)    1,086,268      1,976,565         714,390      1,921,361
           (75,493)       (97,744)      (432,544)      (156,039)      (82,270)       (16,368)       (135,591)      (126,066)
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------

        (9,493,617)   (14,326,081)    (7,771,613)    (4,996,024)      468,085      1,777,562      (1,795,518)        84,340
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------



                --             (5)        (1,129)        (2,928)          (65)          (213)           (605)        (2,748)
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------
        (9,767,804)   (14,594,419)       671,179      9,087,461     1,298,448      2,841,555       4,802,028     12,384,435



        66,890,183     81,484,602     78,371,716     69,284,255     6,824,278      3,982,723      39,628,109     27,243,674
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------

      $ 57,122,379   $ 66,890,183    $79,042,895    $78,371,716    $8,122,726     $6,824,278     $44,430,137    $39,628,109
      ============   ============    ===========    ===========    ==========     ==========     ===========    ===========






              MAINSTAY VP                                                 MAINSTAY VP
                 GROWTH                     MAINSTAY VP                    HIGH YIELD                   MAINSTAY VP
              ALLOCATION--                GROWTH EQUITY--               CORPORATE BOND--            ICAP SELECT EQUITY--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------





       $   158,326    $   375,563   $   (189,537)  $    (47,254)  $  6,256,198   $  7,076,864   $    305,955   $    917,646
          (567,252)      (764,980)      (367,394)    (2,569,683)       753,012     (1,083,532)    (3,073,053)    (3,440,476)
                --        405,537             --             --             --             --             --             --


         4,181,295      5,401,367     18,431,100     45,905,883      6,315,316     27,085,753     21,717,147     21,873,967
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------


         3,772,369      5,417,487     17,874,169     43,288,946     13,324,526     33,079,085     18,950,049     19,351,137
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------

         4,842,868      5,212,465     21,517,559     24,036,738     11,578,780     11,843,258     13,871,950     11,806,648
        (1,815,471)    (1,759,279)   (14,900,123)   (15,627,894)    (8,073,215)    (7,768,511)    (7,976,141)    (6,244,494)
        (1,054,565)      (865,300)   (11,053,823)    (9,046,567)    (6,668,810)    (6,164,879)    (6,655,962)    (4,442,566)
          (267,255)       165,768     (4,220,017)    (4,115,432)    (2,484,754)      (531,010)    (3,320,725)    (1,548,212)
           146,509      1,071,927     (3,647,839)    (3,746,121)     2,576,196      6,277,300     (2,779,940)    27,073,509
            (6,966)      (169,769)      (358,828)      (349,258)      (684,212)      (538,995)      (398,263)      (234,979)
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------
         1,845,120      3,655,812    (12,663,071)    (8,848,534)    (3,756,015)     3,117,163     (7,259,081)    26,409,906
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------


              (198)          (759)          (651)       (13,720)        (1,378)        (8,851)        (2,038)        (3,989)
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------
         5,617,291      9,072,540      5,210,447     34,426,692      9,567,133     36,187,397     11,688,930     45,757,054

        24,766,955     15,694,415    169,202,006    134,775,314    112,312,753     76,125,356    113,554,720     67,797,666
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------

       $30,384,246    $24,766,955   $174,412,453   $169,202,006   $121,879,886   $112,312,753   $125,243,650   $113,554,720
       ===========    ===========   ============   ============   ============   ============   ============   ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009





                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                       INCOME BUILDER--                 INTERNATIONAL EQUITY--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $ 1,234,760       $ 1,356,175       $ 1,351,728       $ 3,196,132
     Net realized gain (loss) on investments................      (2,506,841)       (3,514,480)         (936,640)         (814,453)
     Realized gain distribution received....................              --                --                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       7,872,316        11,635,028         1,618,947         6,142,481
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       6,600,235         9,476,723         2,034,035         8,524,160
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       5,436,131         5,938,123         6,450,293         6,977,349
     Cost of insurance......................................      (4,280,415)       (4,451,766)       (3,232,738)       (3,566,248)
     Policyowners' surrenders...............................      (3,051,490)       (2,800,358)       (2,901,936)       (2,122,059)
     Net transfers from (to) Fixed Account..................      (1,092,783)       (1,247,333)       (1,412,434)       (1,252,660)
     Transfers between Investment Divisions.................        (797,199)       (1,051,674)       (1,712,114)       (1,947,584)
     Policyowners' death benefits...........................        (280,087)         (309,871)         (302,421)         (107,954)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................      (4,065,843)       (3,922,879)       (3,111,350)       (2,019,156)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (695)           (3,058)             (338)           (1,583)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................       2,533,697         5,550,786        (1,077,653)        6,503,421
NET ASSETS:
     Beginning of year......................................      49,628,835        44,078,049        53,983,413        47,479,992
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $52,162,532       $49,628,835       $52,905,760       $53,983,413
                                                                 ===========       ===========       ===========       ===========






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                           MODERATE                         MODERATE GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $   336,995       $   368,998       $   331,552       $   606,545
     Net realized gain (loss) on investments................        (355,778)         (409,985)         (371,929)         (763,790)
     Realized gain distribution received....................              --           345,847                --           565,414
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,482,889         3,096,474         4,507,415         6,111,208
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       2,464,106         3,401,334         4,467,038         6,519,377
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,600,723         2,499,288         5,613,190         5,525,397
     Cost of insurance......................................      (1,264,881)       (1,141,677)       (2,410,788)       (2,162,019)
     Policyowners' surrenders...............................      (1,125,628)         (645,063)       (1,604,869)       (1,402,588)
     Net transfers from (to) Fixed Account..................         188,796            45,003          (436,373)         (336,359)
     Transfers between Investment Divisions.................       2,072,569         2,383,278         1,688,448         1,386,388
     Policyowners' death benefits...........................         (16,951)           (1,367)          (59,855)         (206,613)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................       2,454,628         3,139,462         2,789,753         2,804,206
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (173)             (591)             (275)           (1,050)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................       4,918,561         6,540,205         7,256,516         9,322,533
NET ASSETS:
     Beginning of year......................................      19,217,692        12,677,487        30,841,338        21,518,805
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $24,136,253       $19,217,692       $38,097,854       $30,841,338
                                                                 ===========       ===========       ===========       ===========




Not all investment divisions are available under all policies.

(a) For the period November 20, 2009 (Commencement of Investments) through December 31, 2009.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I












              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



       $  (153,991)   $  (120,175)   $  (136,043)   $   (85,991)       $--       $    (81,295)       $--       $    972,039
           571,625       (411,229)    (2,594,004)    (2,309,023)        --        (10,332,536)        --        (13,219,896)
                --             --             --             --         --            529,048         --                 --

         3,960,728      8,171,762     16,503,053     11,424,134         --         17,180,516         --         17,335,806
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------

         4,378,362      7,640,358     13,773,006      9,029,120         --          7,295,733         --          5,087,949
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------

         3,751,678      3,921,590      8,665,908      4,739,527         --          4,714,847         --          3,574,003
        (1,883,036)    (1,783,146)    (4,300,079)    (2,020,723)        --         (2,217,846)        --         (1,869,405)
        (1,741,026)    (1,886,820)    (3,717,559)    (1,540,002)        --         (1,227,526)        --         (1,723,574)
          (688,806)      (501,797)    (1,828,323)      (802,187)        --           (573,614)        --           (693,762)
         1,424,293      1,500,906     (1,927,673)    31,370,159         --        (33,750,429)        --        (29,769,823)
          (138,149)       (28,342)      (138,191)       (55,091)        --           (112,457)        --            (74,176)
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------
           724,954      1,222,391     (3,245,917)    31,691,683         --        (33,167,025)        --        (30,556,737)
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------


              (123)        (1,533)        (1,045)        (1,213)        --             (1,004)        --               (629)
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------
         5,103,193      8,861,216     10,526,044     40,719,590         --        (25,872,296)        --        (25,469,417)

        27,484,506     18,623,290     62,222,210     21,502,620         --         25,872,296         --         25,469,417
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------
       $32,587,699    $27,484,506    $72,748,254    $62,222,210        $--       $         --        $--       $         --
       ===========    ===========    ===========    ===========        ===       ============        ===       ============






                                                                                                       ALGER CAPITAL
              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   APPRECIATION
            S&P 500 INDEX--              SMALL CAP GROWTH--             U.S. SMALL CAP--                PORTFOLIO--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                CLASS I-2 SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010          2009(A)         2010           2009
     -----------------------------------------------------------------------------------------------------------------------



      $  2,608,222   $  4,235,797        $--       $    (33,185)   $   (76,397)   $   (36,296)   $    4,329     $       --
           451,924     (3,890,508)        --         (8,711,496)       219,900          2,175       (10,046)      (120,905)
                --             --         --                 --             --             --            --             --

        25,365,776     44,063,105         --         11,178,185      3,340,341        653,085       165,851        493,964
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------

        28,425,922     44,408,394         --          2,433,504      3,483,844        618,964       160,134        373,059
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------

        23,258,192     26,255,974         --          2,342,218      2,329,982        271,952        55,842         67,959
       (15,281,008)   (15,777,461)        --           (949,268)    (1,050,318)       (93,444)      (43,051)       (46,542)
       (12,631,315)   (10,346,300)        --           (853,202)      (990,506)      (158,758)           --       (185,881)
        (4,606,219)    (4,628,086)        --           (310,052)      (550,696)       (32,344)          (25)        (2,081)
        (5,787,118)    (4,535,331)        --        (14,762,694)      (225,206)    14,051,210        50,061        156,269
        (1,039,509)      (673,258)        --            (47,659)       (21,127)            --            --             --
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------
       (16,086,977)    (9,704,462)        --        (14,580,657)      (507,871)    14,038,616        62,827        (10,276)
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------


            (2,959)        (9,017)        --               (226)          (159)           (66)           --             --
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------
        12,335,986     34,694,915         --        (12,147,379)     2,975,814     14,657,514       222,961        362,783

       214,678,698    179,983,783         --         12,147,379     14,657,514             --     1,059,339        696,556
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------
      $227,014,684   $214,678,698        $--       $         --    $17,633,328    $14,657,514    $1,282,300     $1,059,339
      ============   ============        ===       ============    ===========    ===========    ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009



                                                                                                           ALLIANCEBERNSTEIN
                                                                        ALGER SMALL CAP                    VPS SMALL/MID CAP
                                                                      GROWTH PORTFOLIO--                   VALUE PORTFOLIO--
                                                                       CLASS I-2 SHARES                     CLASS A SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $  (208,350)      $  (175,274)      $   (2,851)       $    7,291
     Net realized gain (loss) on investments................       2,055,156           714,685          295,397          (125,754)
     Realized gain distribution received....................              --                --               --            70,891


     Change in unrealized appreciation (depreciation) on
       investments..........................................       6,123,878        10,716,625          473,174           722,190
                                                                 -----------       -----------       ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       7,970,684        11,256,036          765,720           674,618
                                                                 -----------       -----------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       3,264,752         3,819,493          549,519           391,075
     Cost of insurance......................................      (2,266,414)       (2,269,093)        (223,524)         (113,762)
     Policyowners' surrenders...............................      (2,386,201)       (1,605,123)         (88,502)          (25,672)
     Net transfers from (to) Fixed Account..................      (1,135,269)         (824,626)         (17,578)           66,651
     Transfers between Investment Divisions.................      (1,311,515)       (1,184,144)       1,092,623           663,077
     Policyowners' death benefits...........................         (68,192)          (49,941)          (7,044)               --
                                                                 -----------       -----------       ----------        ----------
       Net contributions and (withdrawals)..................      (3,902,839)       (2,113,434)       1,305,494           981,369
                                                                 -----------       -----------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (942)           (2,475)             (69)              (77)
                                                                 -----------       -----------       ----------        ----------
          Increase (decrease) in net assets.................       4,066,903         9,140,127        2,071,145         1,655,910
NET ASSETS:
     Beginning of year......................................      35,326,851        26,186,724        2,649,463           993,553
                                                                 -----------       -----------       ----------        ----------
     End of year............................................     $39,393,754       $35,326,851       $4,720,608        $2,649,463
                                                                 ===========       ===========       ==========        ==========







                                                                                                              DREYFUS VIF
                                                                          DREYFUS IP                         OPPORTUNISTIC
                                                                      TECHNOLOGY GROWTH--                     SMALL CAP--
                                                                        INITIAL SHARES                      INITIAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $   (60,232)      $    (8,404)      $   10,033        $   17,124
     Net realized gain (loss) on investments................         301,080          (323,908)         (69,048)          (99,108)
     Realized gain distribution received....................              --                --               --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,859,701         4,140,116          464,498           351,091
                                                                 -----------       -----------       ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       3,100,549         3,807,804          405,483           269,107
                                                                 -----------       -----------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,498,763         1,469,595           41,201            98,165
     Cost of insurance......................................        (823,993)         (914,403)         (16,224)          (17,661)
     Policyowners' surrenders...............................        (728,340)         (983,041)         (19,446)             (108)
     Net transfers from (to) Fixed Account..................        (271,362)         (245,692)          (3,990)           (8,516)
     Transfers between Investment Divisions.................       1,588,540           886,355           53,483           (56,344)
     Policyowners' death benefits...........................         (18,536)          (16,428)              --                --
                                                                 -----------       -----------       ----------        ----------
       Net contributions and (withdrawals)..................       1,245,072           196,386           55,024            15,536
                                                                 -----------       -----------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              36              (631)              --                --
                                                                 -----------       -----------       ----------        ----------
          Increase (decrease) in net assets.................       4,345,657         4,003,559          460,507           284,643
NET ASSETS:
     Beginning of year......................................      10,845,485         6,841,926        1,250,845           966,202
                                                                 -----------       -----------       ----------        ----------
     End of year............................................     $15,191,142       $10,845,485       $1,711,352        $1,250,845
                                                                 ===========       ===========       ==========        ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I














                AMERICAN                      AMERICAN                      AMERICAN                     CALVERT VP
             CENTURY(R) VP                 CENTURY(R) VP                 CENTURY(R) VP                      SRI
         INFLATION PROTECTION--           INTERNATIONAL--                   VALUE--                       BALANCED
                CLASS II                      CLASS II                      CLASS II                     PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



        $  2,702       $  2,213      $   33,338     $   23,168     $   21,568      $  48,283     $   34,620     $   55,238
           2,165            268         (74,166)       (71,594)       (90,813)      (231,075)       (21,787)      (155,186)
              --             --              --             --             --             --             --             --




           2,083         10,282         239,393        416,571        210,123        316,639        415,295        871,848
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------

           6,950         12,763         198,565        368,145        140,878        133,847        428,128        771,900
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------


          22,414         24,801          84,958        117,924         91,113         59,970        489,537        533,916
         (10,934)       (12,889)        (71,492)       (75,034)       (33,069)       (32,218)      (264,229)      (278,019)
              --             --          (7,118)        (1,734)            --        (81,641)      (292,269)      (265,844)
             653           (851)         (9,952)         1,079         (4,538)       (18,429)       (54,705)      (119,586)
          33,807        (30,920)         90,682         17,567        (19,089)       (18,012)        23,464       (161,460)
              --             --              --             --             --             --         (7,600)       (12,356)
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------
          45,940        (19,859)         87,078         59,802         34,417        (90,330)      (105,802)      (303,349)
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------


              --             --              --             --             --             --            (49)          (176)
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------
          52,890         (7,096)        285,643        427,947        175,295         43,517        322,277        468,375

         128,843        135,939       1,527,974      1,100,027        986,324        942,807      3,816,018      3,347,643
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------
        $181,733       $128,843      $1,813,617     $1,527,974     $1,161,619      $ 986,324     $4,138,295     $3,816,018
        ========       ========      ==========     ==========     ==========      =========     ==========     ==========







               DWS DREMAN
          SMALL MID CAP VALUE             FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
              VIP--CLASS A                CONTRAFUND(R)--               EQUITY-INCOME--                   GROWTH--
                 SHARES                    INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



       $   12,430     $    4,855    $  1,108,974   $  1,162,592    $   678,178    $   805,216    $    8,611     $   11,295
          162,102         (8,990)       (404,086)    (5,766,970)    (1,245,927)    (3,341,256)      (20,446)      (137,332)
               --             --          73,224         38,676             --             --        10,350          2,221

           58,354        206,772      24,487,153     46,952,629      7,853,334     14,611,034       682,485        753,487
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------

          232,886        202,637      25,265,265     42,386,927      7,285,585     12,074,994       681,000        629,671
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------

          257,920        177,179      17,144,047     18,811,058      6,244,633      7,102,667         9,570         88,943
          (90,049)       (52,579)    (10,204,990)   (10,248,173)    (3,497,189)    (3,475,914)      (38,055)       (40,050)
          (53,136)       (14,246)    (10,201,298)    (7,684,854)    (3,174,557)    (2,278,294)      (60,050)       (42,678)
           (2,173)        43,333      (4,737,934)    (3,055,276)    (1,171,140)    (1,272,601)         (251)        (5,598)
          137,652        328,488      (1,104,061)    (3,432,289)    (1,420,379)      (823,801)       15,986       (131,366)
               --             --        (607,261)      (628,121)       (63,484)      (201,512)           --             --
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------
          250,214        482,175      (9,711,497)    (6,237,655)    (3,082,116)      (949,455)      (72,800)      (130,749)
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------


              (16)           (27)         (2,346)        (9,330)        (1,073)        (2,443)           --             --
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------
          483,084        684,785      15,551,422     36,139,942      4,202,396     11,123,096       608,200        498,922

        1,011,839        327,054     161,066,034    124,926,092     53,180,765     42,057,669     2,878,119      2,379,197
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------
       $1,494,923     $1,011,839    $176,617,456   $161,066,034    $57,383,161    $53,180,765    $3,486,319     $2,878,119
       ==========     ==========    ============   ============    ===========    ===========    ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009




                                                                                                            FIDELITY(R) VIP
                                                                        FIDELITY(R) VIP                       INVESTMENT
                                                                          INDEX 500--                        GRADE BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $  157,593        $  149,193         $  34,113         $ 80,499
     Net realized gain (loss) on investments................        (45,483)         (344,766)            6,946           (3,404)
     Realized gain distribution received....................        131,433            93,347            10,383            3,664
     Change in unrealized appreciation (depreciation) on
       investments..........................................        908,653         1,611,090            20,446           54,443
                                                                 ----------        ----------         ---------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................      1,152,196         1,508,864            71,888          135,202
                                                                 ----------        ----------         ---------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        146,342           133,877           103,138           51,600
     Cost of insurance......................................       (165,211)         (148,139)          (44,119)         (46,282)
     Policyowners' surrenders...............................        (46,265)         (156,946)          (34,403)          (7,936)
     Net transfers from (to) Fixed Account..................           (109)              110             1,266           (7,470)
     Transfers between Investment Divisions.................        757,337         1,780,637          (117,615)          (4,650)
     Policyowners' death benefits...........................             --                --                --               --
                                                                 ----------        ----------         ---------         --------
       Net contributions and (withdrawals)..................        692,094         1,609,539           (91,733)         (14,738)
                                                                 ----------        ----------         ---------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --                --                --               --
                                                                 ----------        ----------         ---------         --------
          Increase (decrease) in net assets.................      1,844,290         3,118,403           (19,845)         120,464
NET ASSETS:
     Beginning of year......................................      6,905,230         3,786,827           979,997          859,533
                                                                 ----------        ----------         ---------         --------
     End of year............................................     $8,749,520        $6,905,230         $ 960,152         $979,997
                                                                 ==========        ==========         =========         ========





                                                                          JANUS ASPEN                         JANUS ASPEN
                                                                    ENTERPRISE PORTFOLIO--               WORLDWIDE PORTFOLIO--
                                                                     INSTITUTIONAL SHARES                INSTITUTIONAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................      $     495        $       --        $    28,904       $   612,451
     Net realized gain (loss) on investments................          2,092          (444,987)        (3,675,061)       (6,625,304)
     Realized gain distribution received....................             --                --                 --                --

     Change in unrealized appreciation (depreciation) on
       investments..........................................        170,971           661,442         15,727,237        29,172,596
                                                                  ---------        ----------        -----------       -----------

       Net increase (decrease) in net assets resulting from
          operations........................................        173,558           216,455         12,081,080        23,159,743
                                                                  ---------        ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         27,330            54,992          9,719,975        11,080,784
     Cost of insurance......................................        (25,389)          (40,169)        (6,105,674)       (6,095,658)
     Policyowners' surrenders...............................       (133,132)         (172,416)        (6,607,471)       (4,985,606)
     Net transfers from (to) Fixed Account..................         (1,702)          (11,534)        (1,802,329)       (1,826,488)
     Transfers between Investment Divisions.................         28,210          (301,290)        (1,976,094)       (1,116,043)
     Policyowners' death benefits...........................             --                --           (207,208)         (109,979)
                                                                  ---------        ----------        -----------       -----------
       Net contributions and (withdrawals)..................       (104,683)         (470,417)        (6,978,801)       (3,052,990)
                                                                  ---------        ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --                --             (1,629)           (7,130)
                                                                  ---------        ----------        -----------       -----------
          Increase (decrease) in net assets.................         68,875          (253,962)         5,100,650        20,099,623
NET ASSETS:
     Beginning of year......................................        772,434         1,026,396         84,954,091        64,854,468
                                                                  ---------        ----------        -----------       -----------
     End of year............................................      $ 841,309        $  772,434        $90,054,741       $84,954,091
                                                                  =========        ==========        ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                                                                         INVESCO V. I.
            FIDELITY(R) VIP               FIDELITY(R) VIP                INTERNATIONAL                  JANUS ASPEN
               MID CAP--                     OVERSEAS--                  GROWTH FUND--              BALANCED PORTFOLIO--
             INITIAL CLASS                 INITIAL CLASS                SERIES I SHARES             INSTITUTIONAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------




       $   16,469     $   21,189     $   81,999     $   88,164     $   50,723     $   21,689    $  2,625,930   $  2,653,332
          (39,905)      (138,916)       (29,467)      (128,446)        (1,803)      (131,342)      1,810,619        154,605
           13,407         15,977         11,182         12,424             --             --              --      4,125,026

        1,109,410      1,078,100        711,122        980,804        297,521        696,175       4,310,089     17,592,491
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------

        1,099,381        976,350        774,836        952,946        346,441        586,522       8,746,638     24,525,454
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------

          276,877        291,612        127,677        227,426        494,594        282,546      11,115,370     11,833,912
         (112,361)      (111,213)       (95,833)       (91,571)      (159,119)      (106,446)     (8,093,042)    (8,540,755)
          (69,762)        (3,455)       (44,772)      (109,139)      (115,597)      (116,964)     (7,256,213)    (6,778,659)
               19        (60,806)        (3,922)           712        (89,224)       109,572      (3,589,378)    (3,182,558)
          228,414         33,313        926,707        351,882        344,736        450,961      (1,071,767)      (854,792)
               --             --             --             --         (7,522)            --        (275,728)      (236,471)
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------
          323,187        149,451        909,857        379,310        467,868        619,669      (9,170,758)    (7,759,323)
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------


               --             --             --             --              3           (115)         (1,147)        (6,272)
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------
        1,422,568      1,125,801      1,684,693      1,332,256        814,312      1,206,076        (425,267)    16,759,859

        3,585,886      2,460,085      4,661,392      3,329,136      2,523,532      1,317,456     118,893,203    102,133,344
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------
       $5,008,454     $3,585,886     $6,346,085     $4,661,392     $3,337,844     $2,523,532    $118,467,936   $118,893,203
       ==========     ==========     ==========     ==========     ==========     ==========    ============   ============





                 MFS(R)                        MFS(R)                        MFS(R)                        MFS(R)
        INVESTORS TRUST SERIES--       NEW DISCOVERY SERIES--          RESEARCH SERIES--             UTILITIES SERIES--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



        $  1,530       $  1,930      $       --     $       --      $  1,233       $  1,398      $   204,294    $  169,907
          (3,403)       (36,425)        (37,471)      (137,830)       (4,454)       (17,515)        (112,389)     (444,178)

              --             --              --             --            --             --               --            --

          14,788         56,675         614,690        698,845        23,709         41,485        1,056,889     1,613,719
        --------       --------      ----------     ----------      --------       --------      -----------    ----------

          12,915         22,180         577,219        561,015        20,488         25,368        1,148,794     1,339,448
        --------       --------      ----------     ----------      --------       --------      -----------    ----------



          11,207          3,880          26,480         11,298         2,746          5,857        1,584,608     1,197,689
          (8,846)        (8,187)        (27,666)       (23,937)       (6,477)        (7,635)        (544,658)     (376,545)
          (5,803)          (839)        (98,228)            --            --             --         (317,304)     (169,155)
              (7)            --             (28)            (4)           (6)            --           80,939       224,805
          11,068        (48,566)        315,379         24,567        20,270        (24,133)       1,817,108     1,323,326
              --             --              --             --            --             --           (1,001)       (2,194)
        --------       --------      ----------     ----------      --------       --------      -----------    ----------
           7,619        (53,712)        215,937         11,924        16,533        (25,911)       2,619,692     2,197,926
        --------       --------      ----------     ----------      --------       --------      -----------    ----------






              --             --              --             --            --             --               18          (154)
        --------       --------      ----------     ----------      --------       --------      -----------    ----------
          20,534        (31,532)        793,156        572,939        37,021           (543)       3,768,504     3,537,220


         117,504        149,036       1,477,315        904,376       110,671        111,214        6,298,873     2,761,653
        --------       --------      ----------     ----------      --------       --------      -----------    ----------
        $138,038       $117,504      $2,270,471     $1,477,315      $147,692       $110,671      $10,067,377    $6,298,873
        ========       ========      ==========     ==========      ========       ========      ===========    ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009




                                                                       NEUBERGER BERMAN                          PIMCO
                                                                          AMT MID-CAP                        GLOBAL BOND--
                                                                      GROWTH PORTFOLIO--                    ADMINISTRATIVE
                                                                        CLASS I SHARES                       CLASS SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................      $     --          $     --          $  6,828          $  5,928
     Net realized gain (loss) on investments................          (941)          (78,131)            3,494            (2,858)
     Realized gain distribution received....................            --                --             6,774            16,242
     Change in unrealized appreciation (depreciation) on
       investments..........................................       121,335           169,514            10,772             7,062
                                                                  --------          --------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................       120,394            91,383            27,868            26,374
                                                                  --------          --------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        19,177            14,150            18,292            10,948
     Cost of insurance......................................       (11,340)          (12,172)          (15,195)          (13,937)
     Policyowners' surrenders...............................            --           (76,652)           (1,731)             (839)
     Net transfers from (to) Fixed Account..................        (3,810)               --            22,497            (1,021)
     Transfers between Investment Divisions.................        18,785           (19,718)           46,313           (45,367)
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------          --------          --------          --------
       Net contributions and (withdrawals)..................        22,812           (94,392)           70,176           (50,216)
                                                                  --------          --------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------          --------          --------          --------
          Increase (decrease) in net assets.................       143,206            (3,009)           98,044           (23,842)
NET ASSETS:
     Beginning of year......................................       396,530           399,539           189,864           213,706
                                                                  --------          --------          --------          --------
     End of year............................................      $539,736          $396,530          $287,908          $189,864
                                                                  ========          ========          ========          ========






                                                                             ROYCE
                                                                           SMALL-CAP                         T. ROWE PRICE
                                                                          PORTFOLIO--                        EQUITY INCOME
                                                                       INVESTMENT CLASS                        PORTFOLIO
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $   (43,239)      $  (38,100)       $   784,060       $   695,025
     Net realized gain (loss) on investments................        (167,514)        (628,125)          (735,874)       (2,297,468)
     Realized gain distribution received....................              --               --                 --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,003,176        2,794,511          7,696,299        12,542,628
                                                                 -----------       ----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,792,423        2,128,286          7,744,485        10,940,185
                                                                 -----------       ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,470,276        1,377,802          6,708,227         7,201,198
     Cost of insurance......................................        (642,456)        (554,787)        (3,361,646)       (3,314,191)
     Policyowners' surrenders...............................        (442,229)        (288,815)        (3,294,006)       (2,453,992)
     Net transfers from (to) Fixed Account..................         (33,284)          (7,277)        (1,146,672)       (1,451,022)
     Transfers between Investment Divisions.................         962,708           85,813           (223,028)       (1,885,808)
     Policyowners' death benefits...........................         (16,502)         (11,821)          (314,001)         (146,922)
                                                                 -----------       ----------        -----------       -----------
       Net contributions and (withdrawals)..................       1,298,513          600,915         (1,631,126)       (2,050,737)
                                                                 -----------       ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (120)            (307)              (945)           (1,547)
                                                                 -----------       ----------        -----------       -----------
          Increase (decrease) in net assets.................       3,090,816        2,728,894          6,112,414         8,887,901
NET ASSETS:
     Beginning of year......................................       8,296,934        5,568,040         54,933,155        46,045,254
                                                                 -----------       ----------        -----------       -----------
     End of year............................................     $11,387,750       $8,296,934        $61,045,569       $54,933,155
                                                                 ===========       ==========        ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                 PIMCO                         PIMCO                         PIMCO                         ROYCE
             LOW DURATION--                REAL RETURN--                 TOTAL RETURN--                  MICRO-CAP
             ADMINISTRATIVE                ADMINISTRATIVE                ADMINISTRATIVE                 PORTFOLIO--
              CLASS SHARES                  CLASS SHARES                  CLASS SHARES                INVESTMENT CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



        $  6,228       $  4,719      $   14,281      $  7,958      $   51,536     $   73,221     $   177,332    $   (43,733)
           2,934            111         (17,717)       42,179          (1,190)       318,695        (523,130)      (645,712)
           1,062         17,889          26,218        10,403          66,789         48,201              --             --

          11,166         (5,618)         35,767       (17,374)         42,875       (254,618)      3,716,957      4,352,343
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------

          21,390         17,101          58,549        43,166         160,010        185,499       3,371,159      3,662,898
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------

           5,670          5,514         256,869        38,003          47,621         41,849       2,035,624      1,745,602
         (14,072)        (5,317)       (103,320)      (39,126)        (70,988)       (66,101)       (835,964)      (647,983)
              --             --         (54,787)           --         (37,185)            --        (435,217)      (237,679)

              --             --         157,125            --          23,167           (878)       (307,764)        (2,858)
         (84,330)       362,759       2,503,601       (13,987)        489,572        359,406         672,497        744,550
              --             --              --            --              --             --         (27,878)        (3,979)
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------
         (92,732)       362,956       2,759,488       (15,110)        452,187        334,276       1,101,298      1,597,653
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------


              --             --              --            --              --             --            (108)          (621)
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------
         (71,342)       380,057       2,818,037        28,056         612,197        519,775       4,472,349      5,259,930

         398,449         18,392         276,043       247,987       1,489,279        969,504      10,783,544      5,523,614
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------
        $327,107       $398,449      $3,094,080      $276,043      $2,101,476     $1,489,279     $15,255,893    $10,783,544
        ========       ========      ==========      ========      ==========     ==========     ===========    ===========






                                            UIF EMERGING                  UIF EMERGING
             T. ROWE PRICE                  MARKETS DEBT                 MARKETS EQUITY                UIF U.S. REAL
           LIMITED-TERM BOND                PORTFOLIO--                   PORTFOLIO--                ESTATE PORTFOLIO--
               PORTFOLIO                      CLASS I                       CLASS I                       CLASS I
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



        $ 22,547       $ 21,769       $ 33,315       $ 49,328      $    29,413    $  (268,787)   $   68,787     $   88,414
           3,904           (853)        (6,635)       (14,188)         546,417       (325,948)      409,764       (666,956)
              --             --             --             --               --             --            --             --

          (3,196)        26,601         47,391        127,098        9,894,400     24,396,925       778,030      1,127,678
        --------       --------       --------       --------      -----------    -----------    ----------     ----------

          23,255         47,517         74,071        162,238       10,470,230     23,802,190     1,256,581        549,136
        --------       --------       --------       --------      -----------    -----------    ----------     ----------

         112,322        118,464         42,230         47,036        6,527,086      7,082,402       724,630        482,996
         (35,348)       (29,278)       (28,904)       (26,198)      (3,902,212)    (3,616,622)     (307,004)      (191,960)
          (6,711)            --         (9,661)        (7,168)      (3,651,503)    (2,339,003)     (133,626)       (25,380)
          (1,476)           853         24,750         (2,168)        (879,029)    (1,186,956)      (62,187)        12,340
         (44,003)        39,264        (15,698)        18,309         (595,479)       810,267     2,414,730       (760,023)
              --             --             --             --         (100,084)       (61,296)       (3,130)            --
        --------       --------       --------       --------      -----------    -----------    ----------     ----------
          24,784        129,303         12,717         29,811       (2,601,221)       688,792     2,633,413       (482,027)
        --------       --------       --------       --------      -----------    -----------    ----------     ----------




              --             --             --             --             (529)        (6,937)          (37)           (54)
        --------       --------       --------       --------      -----------    -----------    ----------     ----------
          48,039        176,820         86,788        192,049        7,868,480     24,484,045     3,889,957         67,055

         744,072        567,252        744,380        552,331       59,475,402     34,991,357     2,659,102      2,592,047
        --------       --------       --------       --------      -----------    -----------    ----------     ----------
        $792,111       $744,072       $831,168       $744,380      $67,343,882    $59,475,402    $6,549,059     $2,659,102
        ========       ========       ========       ========      ===========    ===========    ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009




                                                                                                              VAN ECK VIP
                                                                          VAN ECK VIP                        MULTI-MANAGER
                                                                     GLOBAL HARD ASSETS--                   ALTERNATIVES--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $   (81,460)      $   (97,744)      $       --        $    2,345
     Net realized gain (loss) on investments................        (461,067)       (1,131,750)          (3,901)           (2,730)
     Realized gain distribution received....................              --           138,482               --            49,252
     Change in unrealized appreciation (depreciation) on
       investments..........................................      11,993,250        14,497,832           61,481            73,521
                                                                 -----------       -----------       ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................      11,450,723        13,406,820           57,580           122,388
                                                                 -----------       -----------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       6,180,054         6,166,448           28,476           107,880
     Cost of insurance......................................      (2,918,306)       (2,685,527)         (15,604)          (18,053)
     Policyowners' surrenders...............................      (1,911,649)       (1,368,217)              --            (1,279)
     Net transfers from (to) Fixed Account..................        (671,815)         (361,475)             417             1,093
     Transfers between Investment Divisions.................         (12,864)        3,171,140           61,850           262,079
     Policyowners' death benefits...........................         (85,547)         (118,097)              --                --
                                                                 -----------       -----------       ----------        ----------
       Net contributions and (withdrawals)..................         579,873         4,804,272           75,139           351,720
                                                                 -----------       -----------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (712)           (2,194)              --                --
                                                                 -----------       -----------       ----------        ----------
          Increase (decrease) in net assets.................      12,029,884        18,208,898          132,719           474,108
NET ASSETS:
     Beginning of year......................................      39,920,727        21,711,829        1,101,354           627,246
                                                                 -----------       -----------       ----------        ----------
     End of year............................................     $51,950,611       $39,920,727       $1,234,073        $1,101,354
                                                                 ===========       ===========       ==========        ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL")--Series
1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000")--Series 1 and Single Premium Variable Universal Life ("SPVUL")--Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL") and Group 4 policies (Variable Universal Life 2000 ("VUL 2000")--Series 2, Single Premium Variable Universal Life ("SPVUL")--Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (Legacy Creator SPVUL), Survivorship Variable Universal Life ("SVUL")--Series 2, Variable Universal Life Provider ("VUL Provider")), Variable Universal Life Accumulator ("VUL Accumulator"), and Survivorship Variable Universal Life Accumulator ("SVUL Accumulator"). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved new products by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date New York Life Variable Universal Life Accumulator (VUL Accumulator) and New York Life Survivorship Variable Universal Life Accumulator (SVUL Accumulator) were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL AD103 were discontinued on January 1, 2009 in all jurisdictions.

     All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of VUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Invesco Variable Insurance Funds, the Alger American Fund, the AllianceBernstein(R) Variable Products Series Fund, Inc., the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Variable Series II, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC's Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("New York Life Investments"), provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC ("MacKay Shields"), Madison Square Investors LLC ("Madison Square Investors"), Epoch Investment Partners, Inc. ("Epoch"), Institutional Capital LLC ("ICAP") and Winslow Capital Management Inc. ("Winslow Capital"), to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

     The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced--Initial Class
MainStay VP Bond--Initial Class
MainStay VP Cash Management
MainStay VP Common Stock--Initial Class
MainStay VP Conservative Allocation--Initial Class
MainStay VP Convertible--Initial Class
MainStay VP Floating Rate--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Allocation--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP ICAP Select Equity--Initial Class
MainStay VP Income Builder--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Large Cap Growth--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP Moderate Allocation--Initial Class
MainStay VP Moderate Growth Allocation--Initial Class
MainStay VP S&P 500 Index--Initial Class
MainStay VP U.S. Small Cap--Initial Class
Alger Capital Appreciation Portfolio--Class I-2 Shares(1)
Alger Small Cap Growth Portfolio--Class I-2 Shares(2)
AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares

                                                   NYLIAC VUL SEPARATE ACCOUNT-I




--------------------------------------------------------------------------------

American Century(R) VP Inflation Protection--Class II
American Century(R) VP International--Class II
American Century(R) VP Value--Class II
Calvert VP SRI Balanced Portfolio(3)
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Opportunistic Small Cap--Initial Shares(4)
DWS Dreman Small Mid Cap Value VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Invesco V.I. International Growth Fund--Series I Shares(5)
Janus Aspen Balanced Portfolio--Institutional Shares
Janus Aspen Enterprise Portfolio--Institutional Shares
Janus Aspen Worldwide Portfolio--Institutional Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class I Shares
PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
UIF Emerging Markets Debt Portfolio--Class I(6)
UIF Emerging Markets Equity Portfolio--Class I(7)
UIF U.S. Real Estate Portfolio--Class I(8)
Van Eck VIP Global Hard Assets--Initial Class(9)
Van Eck VIP Multi-Manager Alternatives--Initial Class(10)

Not all investment divisions are available under all policies.

     All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     For SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL Policies issued on or after May 15th, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account.

     In addition, for all SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

          Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

--------------------------------------------------------------------------------

          Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Subsequent events were evaluated through February 18, 2011, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

-------

(1)  Formerly Alger American Capital Appreciation Portfolio--Class O Shares

(2)  Formerly Alger American SmallCap Growth Portfolio--Class O Shares

(3)  Formerly CVS Calvert Social Balanced Portfolio

(4)  Formerly Dreyfus VIF Developing Leaders--Initial Shares

(5)  Formerly AIM V.I. International Growth Fund--Series I Shares

(6)  Formerly Van Kampen's UIF Emerging Markets Debt Portfolio--Class I

(7)  Formerly Van Kampen's UIF Emerging Markets Equity Portfolio--Class I

(8)  Formerly Van Kampen's UIF U.S. Real Estate Portfolio--Class I

(9)  Formerly Van Eck Worldwide Hard Assets

(10) Formerly Van Eck Worldwide Multi-Manager Alternatives

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2010, the investments of VUL Separate Account-I are as follows:





                                                                                  MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP         COMMON
                            BALANCED--          BOND--             CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          880              2,645            57,115             4,930

Identified cost........       $9,172            $36,880           $57,118           $88,255







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT         INCOME         INTERNATIONAL       LARGE CAP
                             EQUITY--          BUILDER--         EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         9,992             3,669             4,128             2,180

Identified cost........      $122,879           $56,138           $60,956           $25,601



Investment activity for the year ended December 31, 2010, was as follows:





                                                                                  MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP         COMMON
                            BALANCED--          BOND--             CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............        $854             $7,354            $20,995           $2,530

Proceeds from sales....         832              5,291             30,714            9,562








                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT         INCOME         INTERNATIONAL       LARGE CAP
                             EQUITY--          BUILDER--         EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $ 4,595           $2,357            $4,446            $4,002

Proceeds from sales....        11,577            5,222             6,180             3,420



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP       HIGH YIELD
       CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH            GROWTH           CORPORATE
       ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--        EQUITY--           BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


             715              3,715             1,372             2,057             3,093             7,089            12,705

          $7,179            $37,954           $11,803           $23,372           $29,183          $148,246          $116,732





                                                                                                                       ALGER
                                            MAINSTAY VP                                          ALGER CAPITAL       SMALL CAP
        MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP      APPRECIATION         GROWTH
          MID CAP          MODERATE           GROWTH            S&P 500            U.S.           PORTFOLIO--       PORTFOLIO--
          CORE--         ALLOCATION--      ALLOCATION--         INDEX--         SMALL CAP--        CLASS I-2         CLASS I-2
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
      --------------------------------------------------------------------------------------------------------------------------


            6,131             2,215             3,656             8,923             1,894               25              1,229

          $62,641           $22,259           $36,137          $201,998           $13,639           $1,039            $25,624








                                                                                                                    MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP       HIGH YIELD
       CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH            GROWTH           CORPORATE
       ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--        EQUITY--           BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $2,686            $3,412            $3,694            $4,785            $4,250            $ 2,276           $14,286

           2,083             4,253             2,319             4,093             2,219             15,195            11,870






                                                                                                                       ALGER
                                            MAINSTAY VP                                          ALGER CAPITAL       SMALL CAP
        MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP      APPRECIATION         GROWTH
          MID CAP          MODERATE           GROWTH            S&P 500            U.S.           PORTFOLIO--       PORTFOLIO--
          CORE--         ALLOCATION--      ALLOCATION--         INDEX--         SMALL CAP--        CLASS I-2         CLASS I-2
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
      --------------------------------------------------------------------------------------------------------------------------


          $3,449            $5,795            $5,638            $ 7,413           $1,369             $140             $  527

           6,856             3,007             2,510             20,999            1,957               73              4,642

--------------------------------------------------------------------------------









                            ALLIANCEBERN-
                                STEIN           AMERICAN          AMERICAN
                             VPS SMALL/       CENTURY(R) VP     CENTURY(R) VP       AMERICAN
                            MID CAP VALUE       INFLATION         INTERNA-        CENTURY(R) VP
                             PORTFOLIO--      PROTECTION--        TIONAL--           VALUE--
                           CLASS A SHARES       CLASS II          CLASS II          CLASS II
                           --------------------------------------------------------------------


Number of shares.......           279               16                214               198

Identified cost........        $3,710             $176             $1,823            $1,061





                                               FIDELITY(R)
                             FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)
                                 VIP           INVESTMENT            VIP               VIP
                             INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--
                            INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Number of shares.......            66               75                153               378

Identified cost........        $7,869             $928             $4,383            $6,838









                            ALLIANCEBERN-
                                STEIN           AMERICAN          AMERICAN
                             VPS SMALL/       CENTURY(R) VP     CENTURY(R) VP       AMERICAN
                            MID CAP VALUE       INFLATION         INTERNA-        CENTURY(R) VP
                             PORTFOLIO--      PROTECTION--        TIONAL--           VALUE--
                           CLASS A SHARES       CLASS II          CLASS II          CLASS II
                           --------------------------------------------------------------------


Purchases..............        $2,483             $115              $380              $241

Proceeds from sales....         1,166               66               242               185





                                               FIDELITY(R)
                             FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)
                                 VIP           INVESTMENT            VIP               VIP
                             INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--
                            INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Purchases..............        $1,163             $202              $539             $1,166

Proceeds from sales....           162              249               185                159



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                                DWS DREMAN        FIDELITY(R)       FIDELITY(R)
        CALVERT VP         DREYFUS IP         DREYFUS VIF      SMALL MID CAP          VIP               VIP           FIDELITY(R)
            SRI            TECHNOLOGY        OPPORTUNISTIC         VALUE            CONTRA-           EQUITY-             VIP
         BALANCED           GROWTH--          SMALL CAP--          VIP--           FUND(R)--         INCOME--          GROWTH--
         PORTFOLIO       INITIAL SHARES     INITIAL SHARES    CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------



           2,441               1,170                56               123              7,398             3,018               94

          $4,272             $10,965            $1,692            $1,263           $187,641           $66,347           $3,499





       INVESCO V.I.        JANUS ASPEN        JANUS ASPEN       JANUS ASPEN         MFS(R)            MFS(R)
       INTERNATIONAL        BALANCED          ENTERPRISE         WORLDWIDE         INVESTORS            NEW             MFS(R)
       GROWTH FUND--       PORTFOLIO--        PORTFOLIO--       PORTFOLIO--          TRUST           DISCOVERY         RESEARCH
         SERIES I         INSTITUTIONAL      INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--          SERIES--
          SHARES             SHARES             SHARES            SHARES         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------



             116               4,187               22               2,989               7                124                8

          $2,765            $101,096             $581             $79,310            $133             $1,604             $132







                                                                DWS DREMAN        FIDELITY(R)       FIDELITY(R)
        CALVERT VP         DREYFUS IP         DREYFUS VIF      SMALL MID CAP          VIP               VIP           FIDELITY(R)
            SRI            TECHNOLOGY        OPPORTUNISTIC         VALUE            CONTRA-           EQUITY-             VIP
         BALANCED           GROWTH--          SMALL CAP--          VIP--           FUND(R)--         INCOME--          GROWTH--
         PORTFOLIO       INITIAL SHARES     INITIAL SHARES    CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------



           $329              $2,982              $162             $1,019            $ 8,596           $3,196             $ 51

            402               1,807                97                768             17,074            5,518              104





       INVESCO V.I.        JANUS ASPEN        JANUS ASPEN       JANUS ASPEN         MFS(R)            MFS(R)
       INTERNATIONAL        BALANCED          ENTERPRISE         WORLDWIDE         INVESTORS            NEW             MFS(R)
       GROWTH FUND--       PORTFOLIO--        PORTFOLIO--       PORTFOLIO--          TRUST           DISCOVERY         RESEARCH
         SERIES I         INSTITUTIONAL      INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--          SERIES--
          SHARES             SHARES             SHARES            SHARES         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------



          $1,050             $ 5,571             $130             $2,727              $24              $423               $46

             529              12,166              234              9,696               14               207                28

--------------------------------------------------------------------------------





                                               NEUBERGER           PIMCO             PIMCO
                              MFS(R)          BERMAN AMT          GLOBAL              LOW
                             UTILITIES      MID-CAP GROWTH        BOND--          DURATION--
                             SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE
                           INITIAL CLASS    CLASS I SHARES     CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------



Number of shares.......          399               20                21                31

Identified cost........       $8,274             $393              $277              $323





                                                  UIF                               VAN ECK
                           UIF EMERGING        U.S. REAL          VAN ECK         VIP MULTI-
                          MARKETS EQUITY        ESTATE          VIP GLOBAL          MANAGER
                            PORTFOLIO--       PORTFOLIO--      HARD ASSETS--    ALTERNATIVES--
                              CLASS I           CLASS I        INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         4,381              508              1,379              122

Identified cost........       $65,369           $5,964            $42,104           $1,195







                                               NEUBERGER           PIMCO             PIMCO
                              MFS(R)          BERMAN AMT          GLOBAL              LOW
                             UTILITIES      MID-CAP GROWTH        BOND--          DURATION--
                             SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE
                           INITIAL CLASS    CLASS I SHARES     CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------


Purchases..............       $3,668              $48              $186              $ 17

Proceeds from sales....          825               25               102               102






                                                  UIF                               VAN ECK
                           UIF EMERGING        U.S. REAL          VAN ECK         VIP MULTI-
                          MARKETS EQUITY        ESTATE          VIP GLOBAL          MANAGER
                            PORTFOLIO--       PORTFOLIO--      HARD ASSETS--    ALTERNATIVES--
                              CLASS I           CLASS I        INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $4,402            $5,308            $5,993             $142

Proceeds from sales....        6,921             2,606             5,416               67



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                               ROYCE             ROYCE            T. ROWE           T. ROWE             UIF
           PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE           EMERGING
       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM      MARKETS DEBT
      ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND           PORTFOLIO--
       CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO          CLASS I
      --------------------------------------------------------------------------------------------------------------------------



             234               189              1,253            1,089              3,065             156               102

          $3,161            $2,380            $12,401           $9,175            $64,945            $781              $821







                                               ROYCE             ROYCE            T. ROWE           T. ROWE             UIF
           PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE           EMERGING
       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM      MARKETS DEBT
      ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND           PORTFOLIO--
       CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO          CLASS I
      --------------------------------------------------------------------------------------------------------------------------

          $3,190            $1,052            $2,539            $2,344            $4,608             $186              $162

             406               482             1,242             1,065             5,415              139               116

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

     - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

     - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

       For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

       For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

       For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-
       10. Once the target premium is reached, 1.75% of any premium payment is deducted. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.75% of any premium payment is deducted in policy years 6-10 and 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. The changes disclosed below were in effect for each of the five periods presented in the Financial Highlights section. (Not all charges are deducted from all products, as shown below).

     - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL:


                                           MONTHLY                  MONTHLY
                                       CONTRACT CHARGE          CONTRACT CHARGE
POLICY                                  POLICY YEAR 1       SUBSEQUENT POLICY YEARS
------                                 ---------------    ---------------------------
VUL.................................         $ 26         $                         7
SVUL................................           60                                  10
VUL 2000............................           30                                  10
VUL Provider........................           30                                  10
VUL Accumulator.....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
SVUL Accumulator....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
Pinnacle VUL*.......................          100                                  25
Pinnacle SVUL*......................          100                                  25



       -------

       * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

     - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

    For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

    For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

    For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

       For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy's cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

     - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

     - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.


----------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

--------------------------------------------------------------------------------

    For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

    For VUL Accumulator, this charge is based on the insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

    For SVUL Accumulator, this charge is based on both insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 31 and beyond.

    For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

     - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

     - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
       2)**, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Provider policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

    For VUL Accumulator and SVUL Accumulator policies, the mortality and expense risk charge currently ranges from 0.55% to 0.15% (it declines based on the cash value in the Separate Account and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

    For Legacy Creator SPVUL, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in the Separate Account. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in the Separate Account.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).


----------
  ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

 *** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

     The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL and Legacy Creator SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

     For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider, VUL Accumulator and SVUL Accumulator this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000, VUL Provider, VUL Accumulator and SVUL Accumulator the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

     Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

     For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

     For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

     For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

--------------------------------------------------------------------------------

NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.


----------
  ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2010 and 2009 were as follows:






                             MAINSTAY VP           MAINSTAY VP
                             BALANCED--              BOND--              MAINSTAY VP
                            INITIAL CLASS         INITIAL CLASS        CASH MANAGEMENT
                         ------------------    ------------------    ------------------
                           2010       2009       2010       2009       2010       2009
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........     23         27         80         109       4,554      3,739
Units redeemed.........    (28)       (57)       (70)        (98)     (5,893)    (4,836)
                           ---        ---        ---        ----      ------     ------
  Net increase
     (decrease)........     (5)       (30)        10          11      (1,339)    (1,097)
                           ===        ===        ===        ====      ======     ======

GROUP 2 POLICIES
Units issued...........     12         14         79          83       3,414      1,456
Units redeemed.........    (17)       (32)       (81)       (101)     (4,298)    (3,563)
                           ---        ---        ---        ----      ------     ------
  Net increase
     (decrease)........     (5)       (18)        (2)        (18)       (884)    (2,107)
                           ===        ===        ===        ====      ======     ======

GROUP 3 POLICIES
Units issued...........     --         --         16          49       2,267      1,151
Units redeemed.........     --         --        (30)         (7)     (7,741)    (6,459)
                           ---        ---        ---        ----      ------     ------
  Net increase
     (decrease)........     --         --        (14)         42      (5,474)    (5,308)
                           ===        ===        ===        ====      ======     ======

GROUP 4 POLICIES
Units issued...........     28         88        134         100       6,637      3,595
Units redeemed.........    (26)       (70)       (94)        (82)     (6,428)    (6,297)
                           ---        ---        ---        ----      ------     ------
  Net increase
     (decrease)........      2         18         40          18         209     (2,702)
                           ===        ===        ===        ====      ======     ======




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                MAINSTAY VP
          MAINSTAY VP          CONSERVATIVE           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
        COMMON STOCK--         ALLOCATION--          CONVERTIBLE--        FLOATING RATE--        GOVERNMENT--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


          14        234        90        137          32         81        75        108         47          62
        (216)      (384)      (96)       (53)        (50)       (95)      (76)       (36)       (61)        (93)
        ----       ----       ---        ---        ----       ----       ---        ---        ---        ----
        (202)      (150)       (6)        84         (18)       (14)       (1)        72        (14)        (31)
        ====       ====       ===        ===        ====       ====       ===        ===        ===        ====


          22        351        55         50          25        157        73         79         40          48
        (253)      (534)      (35)       (12)       (108)      (205)      (30)       (38)       (61)       (103)
        ----       ----       ---        ---        ----       ----       ---        ---        ---        ----
        (231)      (183)       20         38         (83)       (48)       43         41        (21)        (55)
        ====       ====       ===        ===        ====       ====       ===        ===        ===        ====


          11          9        --         --           8          7        10         56          7          11
          (8)       (26)       --         --          (8)       (11)      (13)       (18)       (15)         (7)
        ----       ----       ---        ---        ----       ----       ---        ---        ---        ----
           3        (17)       --         --          --         (4)       (3)        38         (8)          4
        ====       ====       ===        ===        ====       ====       ===        ===        ===        ====


          56        127        69         71          55        182       123        179        123          78
         (55)      (117)      (43)       (18)        (54)      (109)      (81)       (49)       (91)       (112)
        ----       ----       ---        ---        ----       ----       ---        ---        ---        ----
           1         10        26         53           1         73        42        130         32         (34)
        ====       ====       ===        ===        ====       ====       ===        ===        ===        ====


--------------------------------------------------------------------------------









                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                GROWTH                GROWTH              HIGH YIELD
                             ALLOCATION--            EQUITY--          CORPORATE BOND--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2010       2009       2010       2009       2010       2009
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      115        194         34       1,032        52        239
Units redeemed.........     (121)       (96)      (504)     (1,436)     (168)      (288)
                            ----       ----       ----      ------      ----       ----
  Net increase
     (decrease)........       (6)        98       (470)       (404)     (116)       (49)
                            ====       ====       ====      ======      ====       ====

GROUP 2 POLICIES
Units issued...........       58        119         49         941        87        276
Units redeemed.........      (39)       (70)      (469)     (1,315)     (133)      (231)
                            ----       ----       ----      ------      ----       ----
  Net increase
     (decrease)........       19         49       (420)       (374)      (46)        45
                            ====       ====       ====      ======      ====       ====

GROUP 3 POLICIES
Units issued...........       --         --          5           6        46         12
Units redeemed.........       --         --        (16)         (6)      (30)       (76)
                            ----       ----       ----      ------      ----       ----
  Net increase
     (decrease)........       --         --        (11)         --        16        (64)
                            ====       ====       ====      ======      ====       ====

GROUP 4 POLICIES
Units issued...........      234        523         41         149       153        559
Units redeemed.........      (66)      (199)       (61)       (134)     (135)      (246)
                            ----       ----       ----      ------      ----       ----
  Net increase
     (decrease)........      168        324        (20)         15        18        313
                            ====       ====       ====      ======      ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          ICAP SELECT             INCOME             INTERNATIONAL           LARGE CAP              MID CAP
           EQUITY--              BUILDER--             EQUITY--              GROWTH--               CORE--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


          64      1,188         13        197         27         86        160        211         40        618
        (449)      (650)      (147)      (355)      (119)      (166)      (128)      (149)      (176)      (104)
        ----      -----       ----       ----       ----       ----       ----       ----       ----      -----
        (385)       538       (134)      (158)       (92)       (80)        32         62       (136)       514
        ====      =====       ====       ====       ====       ====       ====       ====       ====      =====


          43      1,001         16        148         34         96        106        217         45        715
        (305)      (387)      (100)      (214)      (140)      (170)      (145)      (262)      (138)      (103)
        ----      -----       ----       ----       ----       ----       ----       ----       ----      -----
        (262)       614        (84)       (66)      (106)       (74)       (39)       (45)       (93)       612
        ====      =====       ====       ====       ====       ====       ====       ====       ====      =====


          23         28          2          2         --         --         25         21         --         --
         (24)       (28)        (2)        (3)        --         --         (8)       (24)        --         --
        ----      -----       ----       ----       ----       ----       ----       ----       ----      -----
          (1)        --         --         (1)        --         --         17         (3)        --         --
        ====      =====       ====       ====       ====       ====       ====       ====       ====      =====


         154      1,228         23         63         95        250        119        224        115      1,222
        (127)      (214)       (20)       (74)       (70)      (221)       (63)       (94)      (111)      (157)
        ----      -----       ----       ----       ----       ----       ----       ----       ----      -----
          27      1,014          3        (11)        25         29         56        130          4      1,065
        ====      =====       ====       ====       ====       ====       ====       ====       ====      =====


--------------------------------------------------------------------------------








                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                MID CAP               MID CAP              MODERATE
                               GROWTH--               VALUE--            ALLOCATION--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2010       2009       2010       2009       2010       2009
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      --           81       --           73       171       154
Units redeemed.........      --         (844)      --         (883)     (107)      (88)
                             --       ------       --       ------      ----       ---
  Net increase
     (decrease)........      --         (763)      --         (810)       64        66
                             ==       ======       ==       ======      ====       ===

GROUP 2 POLICIES
Units issued...........      --           94       --           90        94        98
Units redeemed.........      --         (889)      --         (889)      (66)      (49)
                             --       ------       --       ------      ----       ---
  Net increase
     (decrease)........      --         (795)      --         (799)       28        49
                             ==       ======       ==       ======      ====       ===

GROUP 3 POLICIES
Units issued...........      --           --       --           --        --        --
Units redeemed.........      --           --       --           --        --        --
                             --       ------       --       ------      ----       ---
  Net increase
     (decrease)........      --           --       --           --        --        --
                             ==       ======       ==       ======      ====       ===

GROUP 4 POLICIES
Units issued...........      --          248       --          185       203       293
Units redeemed.........      --       (1,296)      --       (1,122)      (95)      (83)
                             --       ------       --       ------      ----       ---
  Net increase
     (decrease)........      --       (1,048)      --         (937)      108       210
                             ==       ======       ==       ======      ====       ===




Not all investment divisions are available under all policies.

(a) For Group 1, 2 and 4 Policies, represents the period November 20, 2009 (Commencement of Investments) through December 31, 2009.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP                            ALGER CAPITAL
        MODERATE GROWTH         S&P 500            SMALL CAP          MAINSTAY VP        APPRECIATION
         ALLOCATION--           INDEX--            GROWTH--        U.S. SMALL CAP--       PORTFOLIO--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS     CLASS I-2 SHARES
      ------------------  ------------------  ------------------  ------------------  ------------------
        2010       2009     2010       2009     2010       2009     2010     2009(A)    2010       2009
      --------------------------------------------------------------------------------------------------


         159        187       27         513     --          55      29        288       --         --
        (109)      (207)    (351)       (852)    --        (462)    (56)        (4)      --         --
        ----       ----     ----      ------     --        ----     ---        ---       --        ---
          50        (20)    (324)       (339)    --        (407)    (27)       284       --         --
        ====       ====     ====      ======     ==        ====     ===        ===       ==        ===


          88        151       93         899     --          75      45        425       --         --
         (93)       (99)    (702)     (1,208)    --        (627)    (63)       (15)      --         --
        ----       ----     ----      ------     --        ----     ---        ---       --        ---
          (5)        52     (609)       (309)    --        (552)    (18)       410       --         --
        ====       ====     ====      ======     ==        ====     ===        ===       ==        ===


          --         --       26          24     --          --      --         --        8         17
          --         --      (31)        (31)    --          --      --         --       (4)       (17)
        ----       ----     ----      ------     --        ----     ---        ---       --        ---
          --         --       (5)         (7)    --          --      --         --        4         --
        ====       ====     ====      ======     ==        ====     ===        ===       ==        ===


         233        472      139         655     --         170      48        719       --         --
         (31)      (185)    (177)       (535)    --        (862)    (52)       (12)      --         --
        ----       ----     ----      ------     --        ----     ---        ---       --        ---
         202        287      (38)        120     --        (692)     (4)       707       --         --
        ====       ====     ====      ======     ==        ====     ===        ===       ==        ===


--------------------------------------------------------------------------------








                                ALGER           ALLIANCEBERNSTEIN         AMERICAN
                              SMALL CAP            VPS SMALL/            CENTURY(R)
                               GROWTH             MID CAP VALUE         VP INFLATION
                             PORTFOLIO--           PORTFOLIO--          PROTECTION--
                          CLASS I-2 SHARES       CLASS A SHARES           CLASS II
                         ------------------    ------------------    ------------------
                           2010       2009       2010       2009       2010       2009
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      10        133        55         15         --         --
Units redeemed.........    (144)      (251)      (23)        (4)        --         --
                           ----       ----       ---        ---         --         --
  Net increase
     (decrease)........    (134)      (118)       32         11         --         --
                           ====       ====       ===        ===         ==         ==

GROUP 2 POLICIES
Units issued...........       7        165        64         53         --         --
Units redeemed.........    (163)      (286)      (27)        (5)        --         --
                           ----       ----       ---        ---         --         --
  Net increase
     (decrease)........    (156)      (121)       37         48         --         --
                           ====       ====       ===        ===         ==         ==

GROUP 3 POLICIES
Units issued...........       5          5        --         --          9          2
Units redeemed.........      (5)        (8)       --         --         (5)        (4)
                           ----       ----       ---        ---         --         --
  Net increase
     (decrease)........      --         (3)       --         --          4         (2)
                           ====       ====       ===        ===         ==         ==

GROUP 4 POLICIES
Units issued...........      13         80       127         90         --         --
Units redeemed.........     (37)       (74)      (72)       (12)        --         --
                           ----       ----       ---        ---         --         --
  Net increase
     (decrease)........     (24)         6        55         78         --         --
                           ====       ====       ===        ===         ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







           AMERICAN
          CENTURY(R)             AMERICAN             CALVERT VP            DREYFUS IP            DREYFUS VIF
              VP                CENTURY(R)                SRI               TECHNOLOGY           OPPORTUNISTIC
        INTERNATIONAL--         VP VALUE--             BALANCED              GROWTH--             SMALL CAP--
           CLASS II              CLASS II              PORTFOLIO          INITIAL SHARES        INITIAL SHARES
      ------------------    ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --          6         11         51          38        --         --
         --         --         --         --         (8)       (28)       (46)       (125)       --         --
        ---         --        ---        ---        ---        ---        ---        ----       ---         --
         --         --         --         --         (2)       (17)         5         (87)       --         --
        ===         ==        ===        ===        ===        ===        ===        ====       ===         ==

         --         --         --         --          6         21         36          62        --         --
         --         --         --         --        (17)       (34)       (46)        (65)       --         --
        ---         --        ---        ---        ---        ---        ---        ----       ---         --
         --         --         --         --        (11)       (13)       (10)         (3)       --         --
        ===         ==        ===        ===        ===        ===        ===        ====       ===         ==


         22         10         15          4         --         --          7           9        19         12
        (17)        (6)       (12)       (14)        --         --         (6)        (11)      (14)        (9)
        ---         --        ---        ---        ---        ---        ---        ----       ---         --
          5          4          3        (10)        --         --          1          (2)        5          3
        ===         ==        ===        ===        ===        ===        ===        ====       ===         ==


         --         --         --         --         10         19        122         134        --         --
         --         --         --         --         (7)       (16)       (54)        (59)       --         --
        ---         --        ---        ---        ---        ---        ---        ----       ---         --
         --         --         --         --          3          3         68          75        --         --
        ===         ==        ===        ===        ===        ===        ===        ====       ===         ==


--------------------------------------------------------------------------------








                           DWS DREMAN
                          SMALL MID CAP          FIDELITY(R)           FIDELITY(R)
                              VALUE                  VIP                   VIP
                              VIP--            CONTRAFUND(R)--       EQUITY-INCOME--
                         CLASS A SHARES         INITIAL CLASS         INITIAL CLASS
                       ------------------    ------------------    ------------------
                         2010       2009       2010       2009       2010       2009
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      31         27          21        307         34        163
Units redeemed......     (19)        (3)       (372)      (642)      (143)      (257)
                         ---         --        ----       ----       ----       ----

  Net increase
     (decrease).....      12         24        (351)      (335)      (109)       (94)
                         ===         ==        ====       ====       ====       ====

GROUP 2 POLICIES
Units issued........      11         12          54        413         28        176
Units redeemed......      (9)        (3)       (332)      (606)      (148)      (231)
                         ---         --        ----       ----       ----       ----

  Net increase
     (decrease).....       2          9        (278)      (193)      (120)       (55)
                         ===         ==        ====       ====       ====       ====

GROUP 3 POLICIES
Units issued........      --         --         175         83         24         27
Units redeemed......      --         --         (36)       (26)       (28)       (19)
                         ---         --        ----       ----       ----       ----
  Net increase
     (decrease).....      --         --         139         57         (4)         8
                         ===         ==        ====       ====       ====       ====

GROUP 4 POLICIES
Units issued........      61         40         147        564         82        296
Units redeemed......     (54)        (6)        (75)      (404)       (54)      (243)
                         ---         --        ----       ----       ----       ----
  Net increase
     (decrease).....       7         34          72        160         28         53
                         ===         ==        ====       ====       ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          FIDELITY(R)           FIDELITY(R)         FIDELITY(R) VIP                               FIDELITY(R)
              VIP                   VIP               INVESTMENT            FIDELITY(R)               VIP
           GROWTH--             INDEX 500--          GRADE BOND--          VIP MID CAP--          OVERSEAS--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
        ---        ---        ---        ---        ---         --         --        ---        ---        ---
         --         --         --         --         --         --         --         --         --         --
        ===        ===        ===        ===        ===         ==         ==        ===        ===        ===



         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
        ---        ---        ---        ---        ---         --         --        ---        ---        ---
         --         --         --         --         --         --         --         --         --         --
        ===        ===        ===        ===        ===         ==         ==        ===        ===        ===


          8         13         83        224         11          4         23         17         75         47
        (16)       (32)       (17)       (34)       (17)        (5)        (8)       (11)       (12)       (17)
        ---        ---        ---        ---        ---         --         --        ---        ---        ---
         (8)       (19)        66        190         (6)        (1)        15          6         63         30
        ===        ===        ===        ===        ===         ==         ==        ===        ===        ===


         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
        ---        ---        ---        ---        ---         --         --        ---        ---        ---
         --         --         --         --         --         --         --         --         --         --
        ===        ===        ===        ===        ===         ==         ==        ===        ===        ===


--------------------------------------------------------------------------------








                                                       JANUS ASPEN            JANUS ASPEN
                               INVESCO V.I.              BALANCED              ENTERPRISE
                               INTERNATIONAL           PORTFOLIO--            PORTFOLIO--
                               GROWTH FUND--          INSTITUTIONAL          INSTITUTIONAL
                              SERIES I SHARES             SHARES                 SHARES
                           --------------------    -------------------    -------------------
                             2010        2009        2010        2009       2010        2009
                           ------------------------------------------------------------------

GROUP 1 POLICIES
Units issued............       26          29          21         134         --         --
Units redeemed..........      (18)        (15)       (125)       (276)        --         --
                              ---         ---        ----        ----        ---        ---
  Net increase
     (decrease).........        8          14        (104)       (142)        --         --
                              ===         ===        ====        ====        ===        ===

GROUP 2 POLICIES
Units issued............       30          37          24         381         --         --
Units redeemed..........      (38)         (8)       (385)       (678)        --         --
                              ---         ---        ----        ----        ---        ---
  Net increase
     (decrease).........       (8)         29        (361)       (297)        --         --
                              ===         ===        ====        ====        ===        ===

GROUP 3 POLICIES
Units issued............       --          --          19          27          8          4
Units redeemed..........       --          --         (20)        (24)       (14)       (49)
                              ---         ---        ----        ----        ---        ---
  Net increase
     (decrease).........       --          --          (1)          3         (6)       (45)
                              ===         ===        ====        ====        ===        ===

GROUP 4 POLICIES
Units issued............       60          56          58         201         --         --
Units redeemed..........       (7)        (10)        (60)       (203)        --         --
                              ---         ---        ----        ----        ---        ---
  Net increase
     (decrease).........       53          46          (2)         (2)        --         --
                              ===         ===        ====        ====        ===        ===




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          JANUS ASPEN
           WORLDWIDE            MFS(R)              MFS(R)              MFS(R)              MFS(R)
          PORTFOLIO--          INVESTORS         NEW DISCOVERY         RESEARCH            UTILITIES
         INSTITUTIONAL      TRUST SERIES--         SERIES--            SERIES--            SERIES--
            SHARES           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------
        2010       2009     2010       2009     2010       2009     2010       2009     2010       2009
      --------------------------------------------------------------------------------------------------


          60        346      --         --       --         --       --         --      103         90
        (308)      (506)     --         --       --         --       --         --      (26)       (11)
        ----       ----      --         --      ---         --       --         --      ---        ---
        (248)      (160)     --         --       --         --       --         --       77         79
        ====       ====      ==         ==      ===         ==       ==         ==      ===        ===


          33        679      --         --       --         --       --         --       70         77
        (371)      (894)     --         --       --         --       --         --      (27)       (14)
        ----       ----      --         --      ---         --       --         --      ---        ---
        (338)      (215)     --         --       --         --       --         --       43         63
        ====       ====      ==         ==      ===         ==       ==         ==      ===        ===


          29         10       6         --       29          2        4          1       13         11
         (24)       (20)     (6)        (6)     (15)        (2)      (3)        (4)      (7)        (8)
        ----       ----      --         --      ---         --       --         --      ---        ---
           5        (10)     --         (6)      14         --        1         (3)       6          3
        ====       ====      ==         ==      ===         ==       ==         ==      ===        ===


          61        183      --         --       --         --       --         --      191        197
         (46)      (131)     --         --       --         --       --         --      (21)       (34)
        ----       ----      --         --      ---         --       --         --      ---        ---
          15         52      --         --       --         --       --         --      170        163
        ====       ====      ==         ==      ===         ==       ==         ==      ===        ===


--------------------------------------------------------------------------------






                            NEUBERGER
                           BERMAN AMT
                             MID-CAP                PIMCO                 PIMCO
                             GROWTH             GLOBAL BOND--        LOW DURATION--
                           PORTFOLIO--         ADMINISTRATIVE        ADMINISTRATIVE
                         CLASS I SHARES         CLASS SHARES          CLASS SHARES
                       ------------------    ------------------    ------------------
                         2010       2009       2010       2009       2010       2009
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      --         --         --         --         --         --
Units redeemed......      --         --         --         --         --         --
                          --        ---         --         --         --         --

  Net increase
     (decrease).....      --         --         --         --         --         --
                          ==        ===         ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........      --         --         --         --         --         --
Units redeemed......      --         --         --         --         --         --
                          --        ---         --         --         --         --
  Net increase
     (decrease).....      --         --         --         --         --         --
                          ==        ===         ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........       4          1         12         --          1         33
Units redeemed......      (2)       (10)        (7)        (5)        (9)        --
                          --        ---         --         --         --         --
  Net increase
     (decrease).....       2         (9)         5         (5)        (8)        33
                          ==        ===         ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........      --         --         --         --         --         --
Units redeemed......      --         --         --         --         --         --
                          --        ---         --         --         --         --
  Net increase
     (decrease).....      --         --         --         --         --         --
                          ==        ===         ==         ==         ==         ==




Not all investment divisions are available under all policies.

(b) For Group 1, 2 and 4 Policies, represents the period May 1, 2010 (Commencement of Investments) through December 31, 2010.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







             PIMCO                 PIMCO
         REAL RETURN--        TOTAL RETURN--        ROYCE MICRO-CAP       ROYCE SMALL-CAP        T. ROWE PRICE
        ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--          EQUITY INCOME
         CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS          PORTFOLIO
      ------------------    ------------------    ------------------    ------------------    ------------------
      2010(B)      2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


         81         --         --         --         45         66         77         23          79        117
        (15)        --         --         --        (30)       (25)       (42)       (36)       (154)      (238)
        ---         --        ---         --        ---        ---        ---        ---        ----       ----
         66         --         --         --         15         41         35        (13)        (75)      (121)
        ===         ==        ===         ==        ===        ===        ===        ===        ====       ====


         75         --         --         --         33         47         38         28          56        183
         (5)        --         --         --        (35)       (19)       (21)       (28)       (136)      (287)
        ---         --        ---         --        ---        ---        ---        ---        ----       ----
         70         --         --         --         (2)        28         17         --         (80)      (104)
        ===         ==        ===         ==        ===        ===        ===        ===        ====       ====


         33          4         68         34         --         --         --         --          33         23
         (7)        (5)       (34)        (5)        --         --         --         --         (15)       (38)
        ---         --        ---         --        ---        ---        ---        ---        ----       ----
         26         (1)        34         29         --         --         --         --          18        (15)
        ===         ==        ===         ==        ===        ===        ===        ===        ====       ====


        109         --         --         --        110        174         83        129          95        349
        (10)        --         --         --        (36)       (63)       (26)       (48)        (76)      (310)
        ---         --        ---         --        ---        ---        ---        ---        ----       ----
         99         --         --         --         74        111         57         81          19         39
        ===         ==        ===         ==        ===        ===        ===        ===        ====       ====


--------------------------------------------------------------------------------







                                                                      UIF EMERGING
                          T. ROWE PRICE         UIF EMERGING             MARKETS
                          LIMITED-TERM             MARKETS               EQUITY
                              BOND            DEBT PORTFOLIO--         PORTFOLIO--
                            PORTFOLIO              CLASS I               CLASS I
                       ------------------    ------------------    ------------------
                         2010       2009       2010       2009       2010       2009
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      --         --         --         --          31         86
Units redeemed......      --         --         --         --        (101)      (167)
                         ---         --         --         --        ----       ----
  Net increase
     (decrease).....      --         --         --         --         (70)       (81)
                         ===         ==         ==         ==        ====       ====

GROUP 2 POLICIES
Units issued........      --         --         --         --          33         81
Units redeemed......      --         --         --         --         (89)      (128)
                         ---         --         --         --        ----       ----
  Net increase
     (decrease).....      --         --         --         --         (56)       (47)
                         ===         ==         ==         ==        ====       ====

GROUP 3 POLICIES
Units issued........      12         12          7          3          20         16
Units redeemed......     (10)        (2)        (6)        (2)         (7)       (10)
                         ---         --         --         --        ----       ----
  Net increase
     (decrease).....       2         10          1          1          13          6
                         ===         ==         ==         ==        ====       ====

GROUP 4 POLICIES
Units issued........      --         --         --         --          61        208
Units redeemed......      --         --         --         --         (55)       (93)
                         ---         --         --         --        ----       ----
  Net increase
     (decrease).....      --         --         --         --           6        115
                         ===         ==         ==         ==        ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







           UIF U.S.             VAN ECK           VAN ECK VIP
          REAL ESTATE         VIP GLOBAL         MULTI-MANAGER
          PORTFOLIO--        HARD ASSETS--      ALTERNATIVES--
            CLASS I          INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------
        2010       2009     2010       2009     2010       2009
      ----------------------------------------------------------


         150         10       95        157      --         --
         (18)       (21)    (121)      (103)     --         --
        ----       ----     ----       ----     ---         --
         132        (11)     (26)        54      --         --
        ====       ====     ====       ====     ===         ==


          87         35       54        112      --         --
         (33)        (5)     (78)       (76)     --         --
        ----       ----     ----       ----     ---         --
          54         30      (24)        36      --         --
        ====       ====     ====       ====     ===         ==


          14         11        9         18      17         39
          (7)        (3)      (3)       (13)    (10)        (2)
        ----       ----     ----       ----     ---         --
           7          8        6          5       7         37
        ====       ====     ====       ====     ===         ==


         366         61      164        380      --         --
        (238)      (188)    (100)      (139)     --         --
        ----       ----     ----       ----     ---         --
         128       (127)      64        241      --         --
        ====       ====     ====       ====     ===         ==


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2010, 2009, 2008, 2007 and 2006:



                                                       MAINSTAY VP
                                                       BALANCED--
                                                      INITIAL CLASS
                                     ----------------------------------------------
                                       2010      2009      2008      2007     2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $2,881    $2,605    $ 2,397   $3,477   $9,094
Units Outstanding..................      237       242        272      294      785
Variable Accumulation Unit Value...   $12.16    $10.78    $  8.82   $11.82   $11.58
Total Return.......................    12.8%     22.2%     (25.4%)    2.1%     9.9%
Investment Income Ratio............     1.4%      3.2%         --     1.9%     2.1%

GROUP 2 POLICIES(b)
Net Assets.........................   $1,428    $1,318    $ 1,232   $1,922   $1,618
Units Outstanding..................      116       121        139      162      139
Variable Accumulation Unit Value...   $12.30    $10.88    $  8.89   $11.89   $11.62
Total Return.......................    13.1%     22.5%     (25.2%)    2.3%    10.1%
Investment Income Ratio............     1.4%      3.1%         --     2.4%     2.1%

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --   $   --
Units Outstanding..................       --        --         --       --       --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --   $   --
Total Return.......................       --        --         --       --       --
Investment Income Ratio............       --        --         --       --       --

GROUP 4 POLICIES
Net Assets.........................   $5,289    $4,632    $ 3,601   $4,525   $2,846
Units Outstanding..................      418       416        398      375      243
Variable Accumulation Unit Value...   $12.66    $11.14    $  9.05   $12.05   $11.72
Total Return.......................    13.6%     23.1%     (24.9%)    2.8%    10.7%
Investment Income Ratio............     1.5%      3.2%         --     2.6%     2.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP                                       MAINSTAY VP
                     BOND--INITIAL CLASS                                 CASH MANAGEMENT
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------



       $15,906   $14,631   $13,446   $13,105   $12,712   $14,969   $17,230   $19,578   $15,062   $12,191
           641       631       620       623       639     9,626    10,965    12,062     9,719     8,188
       $ 24.83   $ 23.19   $ 21.67   $ 21.03   $ 19.89   $  1.55   $  1.57   $  1.58   $  1.55   $  1.49
          7.1%      7.0%      3.0%      5.8%      3.8%     (0.7%)    (0.6%)     1.5%      4.1%      3.9%
          3.1%      4.7%      4.3%      3.7%      1.2%        --        --      2.1%      4.7%      4.5%


       $11,975   $11,198   $10,728   $10,731   $10,257   $14,298   $15,480   $18,204   $11,840   $10,665
           644       646       664       686       695    11,456    12,340    14,447     9,549     8,981
       $ 18.58   $ 17.32   $ 16.15   $ 15.65   $ 14.76   $  1.25   $  1.25   $  1.26   $  1.24   $  1.19
          7.3%      7.2%      3.2%      6.0%      4.0%     (0.5%)    (0.4%)     1.7%      4.3%      4.1%
          3.1%      4.7%      4.3%      3.6%      1.2%        --        --      2.1%      4.7%      4.5%


       $ 1,963   $ 2,043   $ 1,300   $ 1,170   $   589   $11,005   $17,580   $23,952   $13,676   $ 4,592
           120       134        92        86        46     9,162    14,636    19,944    11,638     4,097
       $ 16.40   $ 15.21   $ 14.11   $ 13.60   $ 12.77   $  1.20   $  1.20   $  1.20   $  1.18   $  1.12
          7.8%      7.8%      3.7%      6.5%      4.6%      0.0%      0.0%      2.2%      4.8%      4.6%
          3.0%      5.0%      4.6%      4.4%      1.7%        --        --      2.0%      4.5%      4.4%


       $ 8,842   $ 7,610   $ 6,760   $ 5,345   $ 4,651   $16,850   $16,600   $19,750   $ 9,963   $ 5,943
           553       513       495       402       374    14,285    14,076    16,778     8,603     5,397
       $ 15.99   $ 14.83   $ 13.76   $ 13.27   $ 12.45   $  1.18   $  1.18   $  1.18   $  1.15   $  1.10
          7.8%      7.8%      3.7%      6.5%      4.5%      0.0%      0.0%      2.2%      4.8%      4.6%
          3.2%      4.6%      4.6%      3.7%      1.3%        --        --      1.9%      4.6%      4.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                       MAINSTAY VP
                                               COMMON STOCK--INITIAL CLASS
                                     -----------------------------------------------
                                       2010      2009      2008      2007      2006
                                     -----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $45,544   $46,181   $41,295   $70,276  $71,216
Units Outstanding..................     1,523     1,725     1,875     2,017    2,133
Variable Accumulation Unit Value...   $ 29.92   $ 26.76   $ 22.02   $ 34.85  $ 33.38
Total Return.......................     11.8%     21.5%    (36.8%)     4.4%    15.7%
Investment Income Ratio............      1.6%      2.1%      1.5%      1.2%     0.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $25,318   $24,961   $22,028   $37,367  $37,206
Units Outstanding..................     2,221     2,452     2,635     2,829    2,949
Variable Accumulation Unit Value...   $ 11.41   $ 10.18   $  8.36   $ 13.21  $ 12.62
Total Return.......................     12.0%     21.8%    (36.7%)     4.6%    15.9%
Investment Income Ratio............      1.6%      2.1%      1.5%      1.2%     0.6%

GROUP 3 POLICIES
Net Assets.........................   $   801   $   687   $   706   $   880  $   712
Units Outstanding..................        68        65        82        65       55
Variable Accumulation Unit Value...   $ 11.85   $ 10.52   $  8.60   $ 13.51  $ 12.85
Total Return.......................     12.6%     22.4%    (36.4%)     5.1%    16.5%
Investment Income Ratio............      1.7%      1.9%      1.7%      1.3%     0.7%

GROUP 4 POLICIES
Net Assets.........................   $ 7,381   $ 6,542   $ 5,255   $ 7,761  $ 6,331
Units Outstanding..................       545       544       534       502      431
Variable Accumulation Unit Value...   $ 13.55   $ 12.04   $  9.83   $ 15.46  $ 14.70
Total Return.......................     12.6%     22.4%    (36.4%)     5.1%    16.5%
Investment Income Ratio............      1.6%      2.1%      1.6%      1.3%     0.6%


Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                         MAINSTAY VP
                        CONSERVATIVE
                        ALLOCATION--                                       MAINSTAY VP
                        INITIAL CLASS                              CONVERTIBLE--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------


       $3,211    $2,951    $ 1,643   $1,264    $  990    $12,260   $10,892   $ 7,724   $12,342   $11,002
          255       261        177      110        92        452       470       484       503       512
       $12.56    $11.29    $  9.30   $11.48    $10.75    $ 27.11   $ 23.16   $ 15.97   $ 24.52   $ 21.50
        11.2%     21.4%     (19.0%)    6.7%      7.5%      17.0%     45.1%    (34.9%)    14.1%      9.6%
         2.7%      3.1%       0.1%     2.8%      1.9%       2.9%      2.2%      2.1%      2.3%      2.3%


       $1,820    $1,409    $   817   $  416    $  243    $18,942   $17,527   $12,604   $21,168   $19,175
          145       125         87       36        23        983     1,066     1,114     1,221     1,264
       $12.55    $11.26    $  9.25   $11.40    $10.65    $ 19.28   $ 16.44   $ 11.31   $ 17.34   $ 15.17
        11.5%     21.7%     (18.8%)    7.0%      6.5%      17.3%     45.3%    (34.7%)    14.3%      9.9%
         2.5%      3.1%       0.2%     3.2%      2.9%       2.9%      2.2%      2.1%      2.3%      2.4%


       $   --    $   --    $    --   $   --    $   --    $   679   $   578   $   433   $   481   $   331
           --        --         --       --        --         36        36        40        29        23
       $   --    $   --    $    --   $   --    $   --    $ 18.74   $ 15.90   $ 10.88   $ 16.60   $ 14.45
           --        --         --       --        --      17.9%     46.1%    (34.4%)    14.9%     10.4%
           --        --         --       --        --       3.0%      2.3%      2.6%      2.5%      2.6%


       $3,092    $2,464    $ 1,523   $  961    $  245    $12,549   $10,631   $ 6,483   $ 8,552   $ 6,526
          240       214        161       80        23        664       663       590       510       448
       $12.86    $11.48    $  9.39   $11.51    $10.71    $ 18.91   $ 16.04   $ 10.98   $ 16.75   $ 14.58
        12.0%     22.3%     (18.4%)    7.5%      7.1%      17.9%     46.1%    (34.4%)    14.9%     10.4%
         2.5%      3.3%       0.1%     4.1%      2.7%       2.9%      2.3%      2.4%      2.3%      2.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                       MAINSTAY VP
                                                     FLOATING RATE--
                                                      INITIAL CLASS
                                     -----------------------------------------------
                                       2010      2009      2008      2007      2006
                                     -----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $2,934    $2,732    $ 1,458   $2,345   $26,514
Units Outstanding..................      246       247        175      216     2,480
Variable Accumulation Unit Value...   $11.89    $11.08    $  8.35   $10.89   $ 10.69
Total Return.......................     7.4%     32.7%     (23.3%)    1.8%      5.2%
Investment Income Ratio............     4.0%      3.7%       5.3%     6.6%      6.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $2,783    $2,101    $ 1,238   $1,619   $ 1,472
Units Outstanding..................      231       188        147      148       137
Variable Accumulation Unit Value...   $12.03    $11.18    $  8.41   $10.95   $ 10.73
Total Return.......................     7.6%     32.9%     (23.2%)    2.0%      5.5%
Investment Income Ratio............     4.0%      3.7%       5.3%     6.5%      6.4%

GROUP 3 POLICIES
Net Assets.........................   $1,677    $1,589    $   877   $1,000   $   611
Units Outstanding..................      142       145        107       94        59
Variable Accumulation Unit Value...   $11.83    $10.94    $  8.19   $10.61   $ 10.34
Total Return.......................     8.1%     33.6%     (22.8%)    2.6%      3.4%
Investment Income Ratio............     4.0%      3.6%       5.3%     6.5%      5.9%

GROUP 4 POLICIES
Net Assets.........................   $5,376    $4,488    $ 2,249   $2,827   $ 2,131
Units Outstanding..................      434       392        262      255       197
Variable Accumulation Unit Value...   $12.37    $11.45    $  8.57   $11.10   $ 10.82
Total Return.......................     8.1%     33.6%     (22.8%)    2.6%      6.0%
Investment Income Ratio............     4.0%      3.6%       5.3%     6.5%      6.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                                           MAINSTAY VP
                                                                             GROWTH
                         MAINSTAY VP                                      ALLOCATION--
                  GOVERNMENT--INITIAL CLASS                               INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------


       $9,654    $9,527    $10,112   $8,394    $8,512    $ 8,753   $ 7,729   $ 5,332   $6,400    $2,781
          427       441        472      428       460        794       800       702      521       249
       $22.58    $21.59    $ 21.39   $19.62    $18.52    $ 11.03   $  9.65   $  7.59   $12.25    $11.17
         4.6%      0.9%       9.0%     5.9%      3.3%      14.2%     27.1%    (38.0%)    9.6%     11.7%
         3.2%      3.6%       3.2%     4.9%      0.8%       1.2%      2.4%      0.7%     1.5%      1.4%


       $6,458    $6,506    $ 7,349   $6,014    $5,969    $ 5,249   $ 4,407   $ 3,085   $3,803    $2,018
          367       388        443      396       417        479       460       411      315       183
       $17.58    $16.77    $ 16.59   $15.19    $14.31    $ 10.96   $  9.58   $  7.52   $12.10    $11.02
         4.8%      1.1%       9.3%     6.2%      3.5%      14.5%     27.4%    (37.9%)    9.9%     10.2%
         3.1%      3.6%       3.1%     4.9%      1.0%       1.2%      2.4%      0.7%     1.3%      1.6%


       $  541    $  628    $   557   $  414    $  377    $    --   $    --   $    --   $   --    $   --
           35        43         39       32        31         --        --        --       --        --
       $15.30    $14.52    $ 14.29   $13.01    $12.20    $    --   $    --   $    --   $   --    $   --
         5.4%      1.6%       9.8%     6.7%      4.1%         --        --        --       --        --
         2.9%      3.5%       4.2%     4.9%      1.7%         --        --        --       --        --


       $7,101    $6,290    $ 6,605   $4,028    $3,574    $16,382   $12,630   $ 7,277   $6,916    $2,507
          473       441        475      312       299      1,460     1,292       968      565       226
       $15.01    $14.24    $ 14.02   $12.77    $11.97    $ 11.23   $  9.76   $  7.63   $12.22    $11.07
         5.4%      1.6%       9.8%     6.7%      4.0%      15.0%     28.0%    (37.6%)   10.4%     10.7%
         3.2%      3.4%       3.4%     4.9%      1.1%       1.2%      2.5%      0.8%     1.6%      1.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                        MAINSTAY VP
                                               GROWTH EQUITY--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $120,972  $117,880   $94,367  $168,430  $164,993
Units Outstanding..................     5,496     5,966     6,370     6,895     7,540
Variable Accumulation Unit Value...  $  22.02  $  19.76   $ 14.83  $  24.43  $  21.89
Total Return.......................     11.4%     33.2%    (39.3%)    11.6%      3.7%
Investment Income Ratio............      0.5%      0.6%      0.6%      0.1%      0.4%

GROUP 2 POLICIES(b)
Net Assets.........................  $ 45,244  $ 43,695   $34,846  $ 60,491  $ 57,500
Units Outstanding..................     5,371     5,791     6,165     6,509     6,922
Variable Accumulation Unit Value...  $   8.43  $   7.55   $  5.65  $   9.29  $   8.31
Total Return.......................     11.6%     33.5%    (39.2%)    11.8%      3.9%
Investment Income Ratio............      0.5%      0.6%      0.6%      0.1%      0.4%

GROUP 3 POLICIES
Net Assets.........................  $    479  $    535   $   399  $    462  $    226
Units Outstanding..................        43        54        54        39        21
Variable Accumulation Unit Value...  $  11.04  $   9.83   $  7.33  $  11.99  $  10.67
Total Return.......................     12.2%     34.2%    (38.9%)    12.4%      4.4%
Investment Income Ratio............      0.5%      0.6%      0.8%      0.4%      0.4%

GROUP 4 POLICIES
Net Assets.........................  $  7,718  $  7,093   $ 5,164  $  8,000  $  6,488
Units Outstanding..................       623       643       628       594       542
Variable Accumulation Unit Value...  $  12.38  $  11.04   $  8.22  $  13.45  $  11.97
Total Return.......................     12.2%     34.2%    (38.9%)    12.4%      4.4%
Investment Income Ratio............      0.5%      0.6%      0.6%      0.1%      0.4%


Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------




                         MAINSTAY VP
                         HIGH YIELD                                        MAINSTAY VP
                CORPORATE BOND--INITIAL CLASS                   ICAP SELECT EQUITY--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------


       $50,084   $48,238   $35,074   $52,218   $55,006   $51,346   $48,028   $32,766   $ 7,024   $2,833
         1,482     1,598     1,647     1,848     1,980     3,952     4,337     3,799       504      216
       $ 33.78   $ 30.19   $ 21.29   $ 28.25   $ 27.81   $ 13.00   $ 11.08   $  8.62   $ 13.92   $13.12
         11.9%     41.8%    (24.6%)     1.6%     11.2%     17.3%     28.5%    (38.0%)     6.1%    18.5%
          5.9%      7.8%      9.1%      6.5%      2.0%      0.8%      1.9%      0.8%      0.6%     0.3%


       $30,106   $27,717   $18,920   $27,662   $27,950   $36,114   $33,857   $20,598   $12,629   $6,304
         1,376     1,422     1,377     1,521     1,564     2,573     2,835     2,221       845      449
       $ 21.88   $ 19.52   $ 13.73   $ 18.19   $ 17.87   $ 14.04   $ 11.94   $  9.28   $ 14.94   $14.05
         12.1%     42.1%    (24.5%)     1.8%     11.5%     17.5%     28.8%    (37.9%)     6.3%    18.7%
          5.9%      8.0%      9.2%      6.6%      2.0%      0.8%      1.8%      0.6%      0.6%     0.3%


       $ 3,537   $ 2,830   $ 2,880   $ 1,901   $ 1,125   $ 1,574   $ 1,349   $ 1,038   $   425   $  165
           156       140       204       102        62       104       105       105        27       11
       $ 22.74   $ 20.19   $ 14.13   $ 18.62   $ 18.20   $ 15.09   $ 12.77   $  9.87   $ 15.81   $14.80
         12.7%     42.8%    (24.1%)     2.3%     12.0%     18.1%     29.4%    (37.6%)     6.9%    19.3%
          6.1%      7.4%     12.8%      7.5%      2.9%      0.9%      2.0%      0.7%      0.6%     0.3%


       $38,153   $33,528   $19,252   $24,110   $19,819   $36,210   $30,321   $13,396   $ 7,866   $2,594
         1,758     1,740     1,427     1,354     1,141     2,383     2,356     1,342       493      174
       $ 21.70   $ 19.26   $ 13.48   $ 17.77   $ 17.37   $ 15.19   $ 12.86   $  9.94   $ 15.92   $14.90
         12.7%     42.8%    (24.1%)     2.3%     12.0%     18.1%     29.4%    (37.6%)     6.9%    19.3%
          6.0%      8.1%     10.1%      7.0%      2.2%      0.9%      1.8%      0.6%      0.7%     0.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               INCOME BUILDER--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $34,234   $33,064   $29,892   $44,164   $44,324
Units Outstanding..................     1,329     1,463     1,621     1,738     1,863
Variable Accumulation Unit Value...   $ 25.77   $ 22.61   $ 18.43   $ 25.40   $ 23.79
Total Return.......................     14.0%     22.7%    (27.4%)     6.8%      8.7%
Investment Income Ratio............      3.1%      3.6%      3.3%      2.2%      0.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $13,253   $12,541   $10,803   $15,890   $15,673
Units Outstanding..................     1,038     1,122     1,188     1,272     1,341
Variable Accumulation Unit Value...   $ 12.76   $ 11.17   $  9.09   $ 12.50   $ 11.69
Total Return.......................     14.2%     22.9%    (27.3%)     7.0%      8.9%
Investment Income Ratio............      3.1%      3.6%      3.3%      2.2%      0.6%

GROUP 3 POLICIES
Net Assets.........................   $   280   $   246   $   208   $   240   $   172
Units Outstanding..................        20        20        21        18        14
Variable Accumulation Unit Value...   $ 14.14   $ 12.32   $  9.97   $ 13.64   $ 12.69
Total Return.......................     14.8%     23.5%    (26.9%)     7.5%      9.5%
Investment Income Ratio............      2.9%      3.5%      3.3%      2.2%      0.8%

GROUP 4 POLICIES
Net Assets.........................   $ 4,396   $ 3,778   $ 3,176   $ 4,065   $ 3,461
Units Outstanding..................       293       290       301       281       257
Variable Accumulation Unit Value...   $ 14.98   $ 13.05   $ 10.56   $ 14.46   $ 13.45
Total Return.......................     14.8%     23.5%    (26.9%)     7.5%      9.5%
Investment Income Ratio............      3.2%      3.7%      3.5%      2.3%      0.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
             INTERNATIONAL EQUITY--INITIAL CLASS                LARGE CAP GROWTH--INITIAL CLASS
      ------------------------------------------------  -----------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      -------------------------------------------------------------------------------------------------


       $19,463   $20,879   $19,246   $29,329   $27,357   $ 7,356   $ 6,128   $ 4,074   $ 5,670  $ 3,636
           779       871       951     1,071     1,039       841       809       747       632      489
       $ 24.99   $ 23.99   $ 20.24   $ 27.42   $ 26.32   $  8.74   $  7.58   $  5.45   $  8.97  $  7.44
          4.2%     18.5%    (26.2%)     4.2%     30.4%     15.4%     39.1%    (39.2%)    20.5%     6.5%
          3.2%      7.2%      1.4%      0.7%      0.3%        --        --      0.1%        --     0.1%


       $12,492   $13,552   $12,336   $18,672   $16,481   $14,345   $12,823   $ 9,538   $15,653  $12,902
           803       909       983     1,099     1,011     1,196     1,235     1,280     1,279    1,273
       $ 15.56   $ 14.91   $ 12.56   $ 16.98   $ 16.26   $ 12.00   $ 10.38   $  7.45   $ 12.24  $ 10.13
          4.4%     18.8%    (26.0%)     4.4%     30.7%     15.6%     39.3%    (39.1%)    20.7%     6.7%
          3.1%      7.2%      1.4%      0.7%      0.3%        --        --      0.1%        --     0.1%


       $    --   $    --   $    --   $    --   $    --   $ 1,149   $   824   $   611   $   487  $   242
            --        --        --        --        --        95        78        81        39       24
       $    --   $    --   $    --   $    --   $    --   $ 12.28   $ 10.57   $  7.55   $ 12.33  $ 10.16
            --        --        --        --        --     16.2%     40.0%    (38.8%)    21.3%     7.2%
            --        --        --        --        --        --        --      0.1%        --     0.1%


       $20,950   $19,552   $15,898   $19,316   $13,667   $ 9,738   $ 7,709   $ 4,400   $ 5,106  $ 2,756
         1,078     1,053     1,024       924       686       700       644       514       363      239
       $ 19.44   $ 18.53   $ 15.53   $ 20.89   $ 19.91   $ 13.91   $ 11.97   $  8.55   $ 13.97  $ 11.51
          4.9%     19.4%    (25.7%)     4.9%     31.3%     16.2%     40.0%    (38.8%)    21.3%     7.2%
          3.3%      7.3%      1.5%      0.7%      0.4%        --        --      0.1%        --     0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                                MID CAP CORE--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $18,174   $16,718   $ 6,950   $13,177   $12,614
Units Outstanding..................     1,046     1,182       668       725       725
Variable Accumulation Unit Value...   $ 17.37   $ 14.15   $ 10.41   $ 18.14   $ 17.40
Total Return.......................     22.8%     36.0%    (42.6%)     4.3%     14.1%
Investment Income Ratio............      0.4%      0.5%      0.3%      0.4%        --

GROUP 2 POLICIES(b)
Net Assets.........................   $18,672   $16,527   $ 5,627   $10,340   $ 9,451
Units Outstanding..................     1,048     1,141       529       559       534
Variable Accumulation Unit Value...   $ 17.82   $ 14.49   $ 10.63   $ 18.50   $ 17.70
Total Return.......................     23.0%     36.2%    (42.5%)     4.5%     14.4%
Investment Income Ratio............      0.4%      0.5%      0.3%      0.4%        --

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $    --
Units Outstanding..................        --        --        --        --        --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $    --
Total Return.......................        --        --        --        --        --
Investment Income Ratio............        --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $35,902   $28,977   $ 8,926   $13,563   $ 9,877
Units Outstanding..................     1,846     1,842       777       680       521
Variable Accumulation Unit Value...   $ 19.44   $ 15.73   $ 11.49   $ 19.88   $ 18.93
Total Return.......................     23.6%     36.9%    (42.2%)     5.0%     15.0%
Investment Income Ratio............      0.4%      0.5%      0.4%      0.4%        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
                MID CAP GROWTH--INITIAL CLASS                     MID CAP VALUE--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------


         $--       $--     $ 6,889   $13,698   $12,628     $--      $  --    $ 7,931   $13,762   $14,697
          --        --         763       834       886      --         --        810       943       988
         $--       $--     $  9.03   $ 16.43   $ 14.29     $--      $  --    $  9.79   $ 14.60   $ 14.87
          --        --      (45.0%)    15.0%      8.5%      --         --     (32.9%)    (1.8%)    13.3%
          --        --          --        --        --      --       4.6%       1.6%      1.0%      0.1%


         $--       $--     $ 7,543   $14,418   $12,688     $--      $  --    $ 7,941   $12,857   $13,592
          --        --         795       837       849      --         --        799       871       906
         $--       $--     $  9.49   $ 17.23   $ 14.96     $--      $  --    $  9.93   $ 14.78   $ 15.03
          --        --      (44.9%)    15.2%      8.7%      --         --     (32.8%)    (1.6%)    13.5%
          --        --          --        --        --      --       4.7%       1.7%      1.0%      0.1%


         $--       $--     $    --   $    --   $    --     $--      $  --    $    --   $    --   $    --
          --        --          --        --        --      --         --         --        --        --
         $--       $--     $    --   $    --   $    --     $--      $  --    $    --   $    --   $    --
          --        --          --        --        --      --         --         --        --        --
          --        --          --        --        --      --         --         --        --        --


         $--       $--     $11,441   $19,538   $14,375     $--      $  --    $ 9,597   $13,587   $12,305
          --        --       1,048       990       844      --         --        937       893       801
         $--       $--     $ 10.91   $ 19.71   $ 17.03     $--      $  --    $ 10.26   $ 15.19   $ 15.36
          --        --      (44.7%)    15.8%      9.2%      --         --     (32.5%)    (1.1%)    14.0%
          --        --          --        --        --      --       5.2%       1.7%      1.0%      0.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                       MAINSTAY VP
                                                  MODERATE ALLOCATION--
                                                      INITIAL CLASS
                                     -----------------------------------------------
                                       2010     2009      2008      2007      2006
                                     -----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $ 8,235   $6,634    $ 4,810   $4,594    $1,874
Units Outstanding..................      678      614        548      389       172
Variable Accumulation Unit Value...  $ 12.14   $10.81    $  8.76   $11.80    $10.92
Total Return.......................    12.3%    23.3%     (25.7%)    8.0%      9.2%
Investment Income Ratio............     2.2%     2.9%       0.4%     3.0%      1.9%

GROUP 2 POLICIES(b)
Net Assets.........................  $ 5,093   $4,217    $ 2,986   $3,126    $1,939
Units Outstanding..................      420      392        343      267       179
Variable Accumulation Unit Value...  $ 12.12   $10.77    $  8.71   $11.71    $10.82
Total Return.......................    12.5%    23.6%     (25.6%)    8.2%      8.2%
Investment Income Ratio............     2.2%     3.0%       0.4%     2.9%      2.1%

GROUP 3 POLICIES
Net Assets.........................  $    --   $   --    $    --   $   --    $   --
Units Outstanding..................       --       --         --       --        --
Variable Accumulation Unit Value...  $    --   $   --    $    --   $   --    $   --
Total Return.......................       --       --         --       --        --
Investment Income Ratio............       --       --         --       --        --

GROUP 4 POLICIES
Net Assets.........................  $10,809   $8,367    $ 4,882   $4,008    $1,551
Units Outstanding..................      864      756        546      336       142
Variable Accumulation Unit Value...  $ 12.51   $11.06    $  8.90   $11.90    $10.95
Total Return.......................    13.1%    24.2%     (25.2%)    8.7%      9.5%
Investment Income Ratio............     2.2%     3.0%       0.4%     3.1%      3.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                       MAINSTAY VP
                     MODERATE GROWTH
                      ALLOCATION--                                    MAINSTAY VP
                      INITIAL CLASS                           S&P 500 INDEX--INITIAL CLASS
      --------------------------------------------  -----------------------------------------------
        2010     2009      2008     2007     2006     2010      2009      2008     2007      2006
      ---------------------------------------------------------------------------------------------


      $11,735   $ 9,811  $ 7,857   $8,640   $4,635  $107,181  $103,547  $90,435  $154,823  $157,043
        1,000       950      970      713      417     3,219     3,543    3,882     4,156     4,402
      $ 11.73   $ 10.33  $  8.10   $12.08   $11.12  $  33.31  $  29.24  $ 23.32  $  37.28  $  35.68
        13.5%     27.5%   (33.0%)    8.6%    11.2%     13.9%     25.4%   (37.5%)     4.5%     14.6%
         1.6%      2.9%     0.7%     2.2%     2.3%      1.8%      2.8%     2.3%      1.6%      0.5%


      $ 7,486   $ 6,626  $ 4,779   $5,768   $2,881  $ 61,536  $ 59,786  $49,993  $ 85,692  $ 83,998
          643       648      596      481      261     5,560     6,169    6,478     6,960     7,145
      $ 11.64   $ 10.23  $  8.00   $11.92   $10.95  $  11.07  $   9.69  $  7.72  $  12.31  $  11.76
        13.8%     27.8%   (32.8%)    8.9%     9.5%     14.2%     25.6%   (37.3%)     4.7%     14.9%
         1.5%      3.0%     0.6%     2.3%     2.1%      1.8%      2.8%     2.3%      1.6%      0.5%


      $    --   $    --  $    --   $   --   $   --  $ 17,146  $ 15,004  $11,939  $  4,322  $  3,318
           --        --       --       --       --     1,329     1,334    1,341       306       247
      $    --   $    --  $    --   $   --   $   --  $  12.90  $  11.24  $  8.90  $  14.14  $  13.43
           --        --       --       --       --     14.7%     26.3%   (37.0%)     5.2%     15.4%
           --        --       --       --       --      1.8%      2.9%     2.4%      1.8%      1.0%


      $18,876   $14,404  $ 8,882   $7,316   $2,942  $ 41,151  $ 36,342  $27,617  $ 41,534  $ 35,383
        1,573     1,371    1,084      603      266     2,929     2,967    2,847     2,693     2,416
      $ 11.99   $ 10.49  $  8.17   $12.10   $11.06  $  14.05  $  12.25  $  9.70  $  15.40  $  14.64
        14.3%     28.4%   (32.5%)    9.4%    10.6%     14.7%     26.3%   (37.0%)     5.2%     15.5%
         1.6%      3.0%     0.7%     2.4%     2.1%      1.8%      2.9%     2.4%      1.7%      0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                       MAINSTAY VP
                                             SMALL CAP GROWTH--INITIAL CLASS
                                     ----------------------------------------------
                                       2010      2009      2008      2007     2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $     --  $     --   $ 2,707   $5,034   $6,147
Units Outstanding..................        --        --       407      452      534
Variable Accumulation Unit Value...       $--       $--   $  6.65   $11.15   $11.60
Total Return.......................        --        --    (40.3%)   (3.9%)    5.6%
Investment Income Ratio............        --        --        --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................       $--       $--   $ 3,805   $6,580   $7,215
Units Outstanding..................        --        --       552      570      602
Variable Accumulation Unit Value...       $--       $--   $  6.90   $11.54   $11.98
Total Return.......................        --        --    (40.2%)   (3.7%)    5.8%
Investment Income Ratio............        --        --        --       --       --

GROUP 3 POLICIES
Net Assets.........................       $--       $--   $    --   $   --   $   --
Units Outstanding..................        --        --        --       --       --
Variable Accumulation Unit Value...       $--       $--   $    --   $   --   $   --
Total Return.......................        --        --        --       --       --
Investment Income Ratio............        --        --        --       --       --

GROUP 4 POLICIES
Net Assets.........................       $--       $--   $ 5,636   $8,554   $8,191
Units Outstanding..................        --        --       692      630      584
Variable Accumulation Unit Value...       $--       $--   $  8.15   $13.57   $14.02
Total Return.......................        --        --    (39.9%)   (3.2%)    6.3%
Investment Income Ratio............        --        --        --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP
       U.S. SMALL CAP--                  ALGER CAPITAL
         INITIAL CLASS      APPRECIATION PORTFOLIO--CLASS I-2 SHARES
      ------------------  -------------------------------------------
        2010      2009      2010      2009      2008    2007    2006
      ---------------------------------------------------------------


       $3,334   $  2,971   $   --    $   --   $    --  $   --  $   --
          257        284       --        --        --      --      --
       $12.99     $10.46   $   --    $   --   $    --  $   --  $   --
        24.2%       4.6%       --        --        --      --      --
         0.1%         --       --        --        --      --      --


       $5,098     $4,286   $   --    $   --   $    --  $   --  $   --
          392        410       --        --        --      --      --
       $13.02     $10.46   $   --    $   --   $    --  $   --  $   --
        24.4%       4.6%       --        --        --      --      --
         0.1%         --       --        --        --      --      --


       $   --     $   --   $1,282    $1,059   $   697  $  489  $  178
           --         --       58        54        54      21      10
       $   --     $   --   $22.22    $19.49   $ 12.90  $23.51  $17.61
           --         --    14.0%     51.1%    (45.1%)  33.5%   19.3%
           --         --     0.4%        --        --      --      --


       $9,201     $7,400   $   --    $   --   $    --  $   --  $   --
          703        707       --        --        --      --      --
       $13.09     $10.47   $   --    $   --   $    --  $   --  $   --
        25.0%       4.7%       --        --        --      --      --
         0.1%         --       --        --        --      --      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                     ALGER SMALL CAP
                                            GROWTH PORTFOLIO--CLASS I-2 SHARES
                                     -----------------------------------------------
                                       2010     2009      2008      2007      2006
                                     -----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $16,454   $14,977   $11,378   $23,986   $22,637
Units Outstanding..................    1,012     1,146     1,264     1,407     1,545
Variable Accumulation Unit Value...  $ 16.26   $ 13.07   $  9.04   $ 17.05   $ 14.65
Total Return.......................    24.4%     44.5%    (47.0%)    16.4%     19.2%
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................  $14,719   $13,363   $10,064   $20,855   $18,785
Units Outstanding..................    1,184     1,340     1,461     1,608     1,690
Variable Accumulation Unit Value...  $ 12.43   $  9.97   $  6.89   $ 12.97   $ 11.11
Total Return.......................    24.7%     44.8%    (46.9%)    16.7%     19.4%
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................  $   833   $   665   $   490   $   907   $ 1,408
Units Outstanding..................       41        41        44        44        80
Variable Accumulation Unit Value...  $ 20.20   $ 16.12   $ 11.08   $ 20.75   $ 17.70
Total Return.......................    25.3%     45.5%    (46.6%)    17.2%     20.0%
Investment Income Ratio............       --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................  $ 7,387   $ 6,322   $ 4,255   $ 7,920   $ 5,601
Units Outstanding..................      336       360       354       351       291
Variable Accumulation Unit Value...  $ 21.97   $ 17.54   $ 12.05   $ 22.57   $ 19.25
Total Return.......................    25.3%     45.5%    (46.6%)    17.2%     20.0%
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






           ALLIANCEBERNSTEIN
              VPS SMALL/
             MID CAP VALUE                      AMERICAN CENTURY(R)
              PORTFOLIO--                          VP INFLATION
            CLASS A SHARES                     PROTECTION--CLASS II
      --------------------------  ----------------------------------------------
       2010     2009      2008     2010     2009      2008      2007      2006
      --------------------------------------------------------------------------

      $  959   $  485    $   268  $   --   $   --    $   --    $   --    $   --
          87       55         44      --       --        --        --        --
      $11.01   $ 8.73    $  6.16  $   --   $   --    $   --    $   --    $   --
       26.0%    41.9%     (38.4%)     --       --        --        --        --
        0.5%     1.0%         --      --       --        --        --        --


      $1,370   $  782    $   248  $   --   $   --    $   --    $   --    $   --
         125       88         40      --       --        --        --        --
      $11.00   $ 8.71    $  6.13  $   --   $   --    $   --    $   --    $   --
       26.3%    42.1%     (38.7%)     --       --        --        --        --
        0.4%     1.0%         --      --       --        --        --        --


      $   --   $   --    $    --  $  182   $  129    $  136    $   75    $   32
          --       --         --      14       10        12         6         3
      $   --   $   --    $    --  $13.39   $12.74    $11.56    $11.75    $10.73
          --       --         --    5.1%    10.2%     (1.6%)     9.5%      1.6%
          --       --         --    1.6%     1.7%      4.5%      4.4%      3.1%


      $2,392   $1,383    $   477  $   --   $   --    $   --    $   --    $   --
         207      152         74      --       --        --        --        --
      $11.53   $ 9.08    $  6.36  $   --   $   --    $   --    $   --    $   --
       26.9%    42.9%     (36.4%)     --       --        --        --        --
        0.5%     1.0%         --      --       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                 AMERICAN CENTURY(R) VP
                                                 INTERNATIONAL--CLASS II
                                     ----------------------------------------------
                                      2010     2009      2008      2007      2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

GROUP 3 POLICIES
Net Assets.........................  $1,814   $1,528    $ 1,100   $2,730    $1,691
Units Outstanding..................      96       91         87      119        87
Variable Accumulation Unit Value...  $19.05   $16.84    $ 12.60   $22.87    $19.39
Total Return.......................   13.1%    33.6%     (44.9%)   17.9%     24.7%
Investment Income Ratio............    2.1%     1.9%       0.5%     0.5%      0.3%

GROUP 4 POLICIES
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                  AMERICAN CENTURY(R) VP                            CALVERT VP
                     VALUE--CLASS II                          SRI BALANCED PORTFOLIO
      ---------------------------------------------  ---------------------------------------
        2010      2009      2008      2007    2006    2010    2009     2008    2007    2006
      --------------------------------------------------------------------------------------

       $   --    $   --    $    --   $   --  $   --  $1,301  $1,203  $ 1,170  $1,713  $1,773
           --        --         --       --      --      79      81       98      98     104
       $   --    $   --    $    --   $   --  $   --  $16.48  $14.81  $ 11.90  $17.45  $17.10
           --        --         --       --      --   11.3%   24.4%   (31.8%)   2.0%    8.0%
           --        --         --       --      --    1.5%    2.2%     2.6%    2.4%    2.4%


       $   --    $   --    $    --   $   --  $   --  $1,755  $1,684  $ 1,463  $2,183  $2,203
           --        --         --       --      --     148     159      172     175     181
       $   --    $   --    $    --   $   --  $   --  $11.82  $10.60  $  8.50  $12.44  $12.17
           --        --         --       --      --   11.5%   24.7%   (31.7%)   2.2%    8.2%
           --        --         --       --      --    1.4%    2.1%     2.6%    2.4%    2.3%


       $1,162    $  986    $   943   $  843  $1,448  $   --  $   --  $    --  $   --  $   --
           69        66         76       49      81      --      --       --      --      --
       $16.87    $14.92    $ 12.47   $17.03  $17.98  $   --  $   --  $    --  $   --  $   --
        13.0%     19.7%     (26.8%)   (5.3%)  18.5%      --      --       --      --      --
         2.1%      5.8%       2.1%     1.8%    0.5%      --      --       --      --      --


       $   --    $   --    $    --   $   --  $   --  $1,082  $  929  $   716  $  937  $  979
           --        --         --       --      --      79      76       73      65      71
       $   --    $   --    $    --   $   --  $   --  $13.70  $12.23  $  9.76  $14.21  $13.83
           --        --         --       --      --   12.1%   25.3%   (31.3%)   2.8%    8.8%
           --        --         --       --      --    1.5%    2.3%     2.7%    2.3%    2.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     DREYFUS IP
                                                 TECHNOLOGY GROWTH--
                                                   INITIAL SHARES
                                     ------------------------------------------
                                      2010     2009     2008     2007     2006
                                     ------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $2,542   $1,924  $ 1,776   $3,475   $2,964
Units Outstanding..................     202      197      284      325      313
Variable Accumulation Unit Value...  $12.62   $ 9.78  $  6.24   $10.69   $ 9.38
Total Return.......................   29.0%    56.6%   (41.6%)   13.9%     3.6%
Investment Income Ratio............      --     0.5%       --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................  $3,788   $3,034  $ 1,954   $3,329   $2,963
Units Outstanding..................     286      296      299      299      303
Variable Accumulation Unit Value...  $13.26   $10.25  $  6.54   $11.17   $ 9.78
Total Return.......................   29.3%    56.9%   (41.5%)   14.2%     3.8%
Investment Income Ratio............      --     0.4%       --       --       --

GROUP 3 POLICIES
Net Assets.........................  $  507   $  373  $   251   $  242   $  154
Units Outstanding..................      29       28       30       17       12
Variable Accumulation Unit Value...  $17.31   $13.32  $  8.45   $14.36   $12.52
Total Return.......................   29.9%    57.7%   (41.2%)   14.7%     4.3%
Investment Income Ratio............      --     0.3%       --       --       --

GROUP 4 POLICIES
Net Assets.........................  $8,353   $5,515  $ 2,861   $4,303   $3,251
Units Outstanding..................     479      411      336      297      259
Variable Accumulation Unit Value...  $17.42   $13.41  $  8.50   $14.46   $12.60
Total Return.......................   29.9%    57.7%   (41.2%)   14.7%     4.3%
Investment Income Ratio............      --     0.4%       --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                       DWS DREMAN
                     DREYFUS VIF                   SMALL MID CAP VALUE
              OPPORTUNISTIC SMALL CAP--                VIP--CLASS
                   INITIAL SHARES                       A SHARES
      ----------------------------------------  ------------------------
       2010    2009     2008     2007    2006    2010    2009     2008
      ------------------------------------------------------------------

      $   --  $   --  $    --  $    --  $   --  $  508  $  292   $    73
          --      --       --       --      --      47      35        11
      $   --  $   --  $    --  $    --  $   --  $10.83  $ 8.86   $  6.88
          --      --       --       --      --   22.2%   28.8%    (31.2%)
          --      --       --       --      --    1.4%    1.2%        --


      $   --  $   --  $    --  $    --  $   --  $  280  $  212   $    96
          --      --       --       --      --      25      23        14
      $   --  $   --  $    --  $    --  $   --  $11.03  $ 9.01   $  6.98
          --      --       --       --      --   22.5%   29.1%    (30.2%)
          --      --       --       --      --    1.4%    1.5%        --


      $1,711  $1,251  $   966  $ 1,161  $  875  $   --  $   --   $    --
         120     115      112       84      56      --      --        --
      $14.30  $10.90  $  8.65  $ 13.86  $15.59  $   --  $   --   $    --
       31.1%   26.0%   (37.6%)  (11.1%)   3.8%      --      --        --
        0.7%    1.6%     0.9%     0.6%    0.3%      --      --        --


      $   --  $   --  $    --  $    --  $   --  $  707  $  508   $   158
          --      --       --       --      --      64      57        23
      $   --  $   --  $    --  $    --  $   --  $11.03  $ 8.96   $  6.91
          --      --       --       --      --   23.1%   29.7%    (30.9%)
          --      --       --       --      --    1.7%    1.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     FIDELITY(R) VIP
                                              CONTRAFUND(R)--INITIAL CLASS
                                     ----------------------------------------------
                                       2010      2009      2008     2007      2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $71,173   $70,015  $58,105  $106,766  $94,769
Units Outstanding..................     2,435     2,786    3,121     3,268    3,389
Variable Accumulation Unit Value...   $ 29.25   $ 25.13  $ 18.65  $  32.66  $ 27.97
Total Return.......................     16.4%     34.8%   (42.9%)    16.8%    10.9%
Investment Income Ratio............      1.2%      1.4%     1.0%      1.0%     1.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $50,864   $47,769  $37,491  $ 68,721  $59,914
Units Outstanding..................     2,932     3,210    3,403     3,567    3,641
Variable Accumulation Unit Value...   $ 17.35   $ 14.88  $ 11.02  $  19.26  $ 16.46
Total Return.......................     16.6%     35.0%   (42.8%)    17.0%    11.2%
Investment Income Ratio............      1.2%      1.4%     1.0%      1.0%     1.3%

GROUP 3 POLICIES
Net Assets.........................   $12,491   $ 8,458  $ 5,558  $  6,943  $ 5,013
Units Outstanding..................       671       532      475       341      289
Variable Accumulation Unit Value...   $ 18.62   $ 15.89  $ 11.71  $  20.36  $ 17.32
Total Return.......................     17.2%     35.7%   (42.5%)    17.6%    11.7%
Investment Income Ratio............      1.4%      1.5%     1.1%      1.0%     1.6%

GROUP 4 POLICIES
Net Assets.........................   $42,090   $34,824  $23,771  $ 35,272  $23,566
Units Outstanding..................     2,262     2,190    2,030     1,731    1,361
Variable Accumulation Unit Value...   $ 18.61   $ 15.88  $ 11.70  $  20.35  $ 17.30
Total Return.......................     17.2%     35.7%   (42.5%)    17.6%    11.7%
Investment Income Ratio............      1.3%      1.5%     1.1%      1.0%     1.3%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                      FIDELITY(R) VIP                                  FIDELITY(R) VIP
                EQUITY-INCOME--INITIAL CLASS                        GROWTH--INITIAL CLASS
      -----------------------------------------------  ----------------------------------------------
        2010      2009      2008      2007      2006     2010      2009      2008      2007     2006
      -----------------------------------------------------------------------------------------------



       $23,670   $22,603   $18,622   $34,182  $35,270   $   --    $   --    $    --   $   --   $   --
         1,197     1,306     1,400     1,459    1,514       --        --         --       --       --
       $ 19.78   $ 17.29   $ 13.38   $ 23.49  $ 23.30   $   --    $   --    $    --   $   --   $   --
         14.3%     29.3%    (43.1%)     0.8%    19.4%       --        --         --       --       --
          1.8%      2.3%      2.5%      1.8%     3.3%       --        --         --       --       --


       $14,758   $14,340   $11,580   $21,778  $22,182   $   --    $   --    $    --   $   --   $   --
         1,067     1,187     1,242     1,334    1,372       --        --         --       --       --
       $ 13.84   $ 12.08   $  9.32   $ 16.33  $ 16.17   $   --    $   --    $    --   $   --   $   --
         14.6%     29.6%    (42.9%)     1.0%    19.6%       --        --         --       --       --
          1.8%      2.3%      2.5%      1.8%     3.4%       --        --         --       --       --


       $ 3,147   $ 2,779   $ 2,062   $ 3,044  $ 1,648   $3,486    $2,878    $ 2,379   $2,257   $1,128
           227       231       223       189      104      308       316        335      168      107
       $ 13.84   $ 12.02   $  9.23   $ 16.10  $ 15.86   $11.31    $ 9.11    $  7.10   $13.44   $10.58
         15.1%     30.2%    (42.7%)     1.5%    20.2%    24.2%     28.3%     (47.2%)   27.0%     6.9%
          1.9%      2.5%      2.7%      2.2%     4.0%     0.3%      0.5%       1.1%     0.6%     0.3%


       $15,808   $13,459   $ 9,793   $15,397  $12,294   $   --    $   --    $    --   $   --   $   --
         1,151     1,123     1,070       963      781       --        --         --       --       --
       $ 13.73   $ 11.93   $  9.16   $ 15.97  $ 15.73   $   --    $   --    $    --   $   --   $   --
         15.1%     30.2%    (42.7%)     1.5%    20.2%       --        --         --       --       --
          1.9%      2.4%      2.7%      2.0%     3.3%       --        --         --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     FIDELITY(R) VIP
                                                INDEX 500--INITIAL CLASS
                                     ----------------------------------------------
                                      2010     2009      2008      2007      2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

GROUP 3 POLICIES
Net Assets.........................  $8,750   $6,905    $ 3,787   $2,818    $1,810
Units Outstanding..................     692      626        436      204       138
Variable Accumulation Unit Value...  $12.65   $11.00    $  8.68   $13.78    $13.07
Total Return.......................   15.0%    26.6%     (37.0%)    5.4%     15.7%
Investment Income Ratio............    2.1%     2.8%       3.3%     3.8%      1.5%

GROUP 4 POLICIES
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                        FIDELITY(R) VIP
                        INVESTMENT GRADE                                     FIDELITY(R) VIP
                      BOND--INITIAL CLASS                                 MID CAP--INITIAL CLASS
      ---------------------------------------------------  ---------------------------------------------------
          2010       2009      2008      2007      2006        2010       2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------------



      $        --   $   --    $   --    $   --    $   --   $        --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
               --       --        --        --        --            --       --         --       --        --


           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
               --       --        --        --        --            --       --         --       --        --


           $  960   $  980    $  860    $  795    $  414        $5,008   $3,586    $ 2,460   $3,434    $3,238
               64       70        71        64        35           185      170        164      138       151
           $15.01   $13.92    $12.03    $12.44    $11.92        $27.13   $21.06    $ 15.03   $24.82    $21.47
             7.8%    15.7%     (3.2%)     4.3%      4.3%         28.8%    40.1%     (39.4%)   15.6%     12.7%
             3.5%     8.6%      3.6%      3.3%      3.3%          0.4%     0.7%       0.5%     0.9%      0.4%


           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
               --       --        --        --        --            --       --         --       --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                                  OVERSEAS--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 3 POLICIES
Net Assets.........................   $6,346    $4,661    $ 3,329   $4,219    $2,195
Units Outstanding..................      373       310        280      199       122
Variable Accumulation Unit Value...   $17.02    $15.05    $ 11.89   $21.16    $18.04
Total Return.......................    13.1%     26.5%     (43.8%)   17.3%     18.1%
Investment Income Ratio............     1.5%      2.3%       3.2%     3.3%      0.8%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                INVESCO V.I.
                INTERNATIONAL
                GROWTH FUND--                           JANUS ASPEN BALANCED
               SERIES I SHARES                     PORTFOLIO--INSTITUTIONAL SHARES
      --------------------------------  ----------------------------------------------------
        2010        2009        2008        2010        2009      2008      2007      2006
      --------------------------------------------------------------------------------------


       $  768   $       622    $   379  $     41,538   $41,624   $36,589   $46,207   $45,896
           84            76         62         1,327     1,431     1,573     1,665     1,813
       $ 9.18        $ 8.19    $  6.10       $ 31.30   $ 29.08   $ 23.26   $ 27.84   $ 25.36
        12.1%         34.3%     (39.0%)         7.6%     25.0%    (16.4%)     9.8%      9.9%
         2.4%          1.7%       2.0%          2.8%      3.0%      2.7%      2.5%      2.2%


       $  817        $  800    $   415       $56,581   $58,460   $50,629   $65,146   $61,661
           87            95         66         3,158     3,519     3,816     4,111     4,281
       $ 9.43        $ 8.40    $  6.24       $ 17.92   $ 16.62   $ 13.27   $ 15.84   $ 14.40
        12.3%         34.6%     (37.6%)         7.8%     25.3%    (16.3%)    10.0%     10.2%
         2.2%          1.8%       1.9%          2.8%      3.0%      2.7%      2.6%      2.2%


       $   --        $   --    $    --       $ 1,711   $ 1,590   $ 1,232   $   656   $   497
           --            --         --            97        98        95        43        36
       $   --        $   --    $    --       $ 17.64   $ 16.28   $ 12.93   $ 15.37   $ 13.90
           --            --         --          8.4%     25.9%    (15.8%)    10.5%     10.7%
           --            --         --          2.8%      3.0%      2.7%      2.7%      2.2%


       $1,753        $1,101    $   524       $18,639   $17,219   $13,684   $15,095   $12,257
          182           129         83         1,048     1,050     1,052       974       875
       $ 9.63        $ 8.53    $  6.31       $ 17.78   $ 16.40   $ 13.03   $ 15.48   $ 14.01
        12.9%         35.2%     (36.9%)         8.4%     25.9%    (15.8%)    10.5%     10.7%
         2.5%          1.7%       1.6%          2.9%      3.0%      2.7%      2.6%      2.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                  JANUS ASPEN ENTERPRISE
                                              PORTFOLIO--INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 3 POLICIES
Net Assets.........................   $  841    $  772    $ 1,026   $  462    $  275
Units Outstanding..................       42        48         93       24        17
Variable Accumulation Unit Value...   $20.07    $15.95    $ 11.01   $19.57    $16.04
Total Return.......................    25.8%     44.8%     (43.7%)   22.0%     13.6%
Investment Income Ratio............     0.1%        --       0.3%     0.2%        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                      JANUS ASPEN WORLDWIDE                                    MFS(R)
                 PORTFOLIO--INSTITUTIONAL SHARES               INVESTORS TRUST SERIES--INITIAL CLASS
      -----------------------------------------------------  -----------------------------------------
          2010         2009      2008      2007      2006      2010     2009     2008    2007    2006
      ------------------------------------------------------------------------------------------------

      $     39,189  $  38,071   $29,630   $57,829   $55,577   $   --   $   --  $    --  $   --  $   --
             2,117      2,365     2,525     2,699     2,826       --       --       --      --      --
           $ 18.51    $ 16.10   $ 11.77   $ 21.42   $ 19.68   $   --   $   --  $    --  $   --  $   --
             15.0%      36.7%    (45.0%)     8.9%     17.4%       --       --       --      --      --
              0.6%       1.4%      1.2%      0.8%      1.8%       --       --       --      --      --


           $40,351    $38,010   $29,150   $56,285   $53,656   $   --   $   --  $    --  $   --  $   --
             3,944      4,282     4,497     4,782     4,973       --       --       --      --      --
           $ 10.23    $  8.88   $  6.48   $ 11.77   $ 10.79   $   --   $   --  $    --  $   --  $   --
             15.3%      37.0%    (44.9%)     9.1%     17.6%       --       --       --      --      --
              0.6%       1.4%      1.2%      0.8%      1.8%       --       --       --      --      --


           $ 1,622    $ 1,349   $ 1,055   $ 1,019   $   714   $  138   $  118  $   149  $  203  $   69
               135        130       140        75        58       10       10       16      14       5
           $ 12.01    $ 10.36   $  7.53   $ 13.60   $ 12.41   $13.52   $12.17  $  9.59  $14.33  $13.00
             15.8%      37.7%    (44.7%)     9.6%     18.2%    11.1%    26.9%   (33.1%)  10.3%   13.0%
              0.6%       1.4%      1.4%      0.8%      2.1%     1.2%     1.7%     0.7%    0.7%    0.5%


           $ 8,893    $ 7,523   $ 5,019   $ 7,824   $ 6,179   $   --   $   --  $    --  $   --  $   --
               690        675       623       532       464       --       --       --      --      --
           $ 12.88    $ 11.12   $  8.07   $ 14.59   $ 13.31   $   --   $   --  $    --  $   --  $   --
             15.8%      37.7%    (44.7%)     9.6%     18.2%       --       --       --      --      --
              0.6%       1.4%      1.3%      0.8%      1.8%       --       --       --      --      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                          MFS(R)
                                                       NEW DISCOVERY
                                                   SERIES--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 3 POLICIES
Net Assets.........................   $2,270    $1,477    $   904   $  524    $  102
Units Outstanding..................      123       109        109       38         8
Variable Accumulation Unit Value...   $18.50    $13.57    $  8.32   $13.71    $13.37
Total Return.......................    36.3%     63.2%     (39.3%)    2.5%     13.2%
Investment Income Ratio............       --        --         --       --        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                           MFS(R)                                          MFS(R)
                      RESEARCH SERIES--                              UTILITIES SERIES--
                        INITIAL CLASS                                  INITIAL CLASS
      ------------------------------------------------  -------------------------------------------
        2010      2009      2008      2007      2006      2010     2009     2008     2007     2006
      ---------------------------------------------------------------------------------------------

       $   --    $   --    $    --   $   --    $   --    $2,528   $1,594  $   708   $   --   $   --
           --        --         --       --        --       271      194      115       --       --
       $   --    $   --    $    --   $   --    $   --    $ 9.30   $ 8.23  $  6.22   $   --   $   --
           --        --         --       --        --     13.0%    32.3%   (37.8%)      --       --
           --        --         --       --        --      3.0%     4.7%       --       --       --


       $   --    $   --    $    --   $   --    $   --    $1,680   $1,128  $   463   $   --   $   --
           --        --         --       --        --       180      137       74       --       --
       $   --    $   --    $    --   $   --    $   --    $ 9.35   $ 8.25  $  6.23   $   --   $   --
           --        --         --       --        --     13.2%    32.6%   (37.7%)      --       --
           --        --         --       --        --      3.2%     4.4%       --       --       --


       $  148    $  111    $   111   $  111    $   --    $1,517   $1,177  $   811   $1,629   $  239
           12        11         14        9        --        49       43       40       50        9
       $12.06    $10.40    $  7.97   $12.47    $12.11    $31.07   $27.30  $ 20.49   $32.87   $25.70
        15.9%     30.5%     (36.1%)    3.0%      1.5%     13.8%    33.2%   (37.7%)   27.9%    31.3%
         0.9%      1.4%       0.5%       --      0.7%      3.1%     4.8%     1.1%     0.6%     1.5%


       $   --    $   --    $    --   $   --    $   --    $4,343   $2,400  $   780   $   --   $   --
           --        --         --       --        --       456      286      123       --       --
       $   --    $   --    $    --   $   --    $   --    $ 9.54   $ 8.38  $  6.29   $   --   $   --
           --        --         --       --        --     13.8%    33.2%   (37.1%)      --       --
           --        --         --       --        --      3.0%     4.0%       --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                   NEUBERGER BERMAN AMT
                                                      MID-CAP GROWTH
                                                 PORTFOLIO--CLASS I SHARES
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 3 POLICIES
Net Assets.........................   $  540    $  397    $   400   $  183    $   85
Units Outstanding..................       29        27         36        9         5
Variable Accumulation Unit Value...   $18.64    $14.44    $ 10.97   $19.37    $15.81
Total Return.......................    29.1%     31.6%     (43.4%)   22.5%     14.7%
Investment Income Ratio............       --        --         --       --        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                       PIMCO                                  PIMCO
                   GLOBAL BOND--                         LOW DURATION--
                  ADMINISTRATIVE                         ADMINISTRATIVE
                   CLASS SHARES                           CLASS SHARES
      --------------------------------------  ------------------------------------
       2010    2009    2008    2007    2006    2010    2009    2008    2007   2006
      ----------------------------------------------------------------------------

      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
          --      --      --      --      --      --      --      --      --    --


      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
          --      --      --      --      --      --      --      --      --    --


      $  288  $  190  $  214  $   77  $   31  $  327  $  398  $   18  $   --   $--
          19      14      19       7       3      27      35       2      --    --
      $14.93  $13.37  $11.44  $11.54  $10.52  $11.91  $11.31  $ 9.98  $10.18   $--
       11.7%   16.9%   (0.9%)   9.7%    5.2%    5.3%   13.3%   (2.0%)   1.8%    --
        2.7%    3.2%    3.2%    3.2%    2.7%    1.6%    2.5%    3.8%    6.1%    --


      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
          --      --      --      --      --      --      --      --      --    --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                     PIMCO
                                                 REAL RETURN--
                                                 ADMINISTRATIVE
                                                  CLASS SHARES
                                     -------------------------------------
                                      2010    2009    2008    2007    2006
                                     -------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................  $  694  $   --  $   --  $   --  $  --
Units Outstanding..................      66      --      --      --     --
Variable Accumulation Unit Value...  $10.35  $   --  $   --  $   --  $  --
Total Return.......................    3.5%      --      --      --     --
Investment Income Ratio............    1.2%      --      --      --     --

GROUP 2 POLICIES(b)
Net Assets.........................  $  730  $   --  $   --  $   --  $  --
Units Outstanding..................      70      --      --      --     --
Variable Accumulation Unit Value...  $10.37  $   --  $   --  $   --  $  --
Total Return.......................    3.7%      --      --      --     --
Investment Income Ratio............    1.2%      --      --      --     --

GROUP 3 POLICIES
Net Assets.........................  $  636  $  276  $  248  $   91  $   5
Units Outstanding..................      49      23      24       8     --
Variable Accumulation Unit Value...  $13.05  $12.07  $10.20  $11.03  $9.96
Total Return.......................    8.1%   18.4%   (7.5%)  10.7%   0.8%
Investment Income Ratio............    1.4%    3.0%    3.4%    4.0%   4.4%

GROUP 4 POLICIES
Net Assets.........................  $1,035  $   --  $   --  $   --  $  --
Units Outstanding..................      99      --      --      --     --
Variable Accumulation Unit Value...  $10.40  $   --  $   --  $   --  $  --
Total Return.......................    4.0%      --      --      --     --
Investment Income Ratio............    1.1%      --      --      --     --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                       PIMCO                                   ROYCE
                  TOTAL RETURN--                             MICRO-CAP
                  ADMINISTRATIVE                            PORTFOLIO--
                   CLASS SHARES                           INVESTMENT CLASS
      --------------------------------------  ---------------------------------------
       2010    2009    2008    2007    2006    2010    2009     2008    2007    2006
      -------------------------------------------------------------------------------

      $   --  $   --  $   --  $   --  $   --  $3,579  $2,595  $ 1,357  $2,187  $1,347
          --      --      --      --      --     245     230      189     171     109
      $   --  $   --  $   --  $   --  $   --  $14.58  $11.30  $  7.20  $12.78  $12.40
          --      --      --      --      --   29.1%   56.9%   (43.7%)   3.0%   21.1%
          --      --      --      --      --    2.0%      --     2.9%    1.6%    0.3%


      $   --  $   --  $   --  $   --  $   --  $3,314  $2,581  $ 1,442  $2,215  $1,584
          --      --      --      --      --     226     228      200     174     128
      $   --  $   --  $   --  $   --  $   --  $14.65  $11.33  $  7.20  $12.76  $12.35
          --      --      --      --      --   29.3%   57.3%   (43.6%)   3.3%   21.1%
          --      --      --      --      --    1.9%      --     2.8%    1.6%    0.3%


      $2,101  $1,489  $  970  $  413  $   14  $   --  $   --  $    --  $   --  $   --
         145     111      82      37       1      --      --       --      --      --
      $14.50  $13.41  $11.75  $11.22  $10.31  $   --  $   --  $    --  $   --  $   --
        8.1%   14.1%    4.8%    8.8%    3.9%      --      --       --      --      --
        2.4%    5.1%    4.3%    3.2%    4.5%      --      --       --      --      --


      $   --  $   --  $   --  $   --  $   --  $8,363  $5,607  $ 2,725  $3,159  $1,757
          --      --      --      --      --     559     485      374     245     142
      $   --  $   --  $   --  $   --  $   --  $14.97  $11.52  $  7.29  $12.84  $12.35
          --      --      --      --      --   30.0%   58.0%   (43.3%)   4.0%   21.1%
          --      --      --      --      --    2.1%      --     3.1%    1.8%    0.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                 ROYCE SMALL-CAP
                                           PORTFOLIO--INVESTMENT CLASS
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................  $3,163  $2,265  $ 1,798  $1,298  $  670
Units Outstanding..................     242     207      220     115      57
Variable Accumulation Unit Value...  $13.08  $10.93  $  8.14  $11.26  $11.59
Total Return.......................   19.7%   34.3%   (27.7%)  (2.8%)  14.0%
Investment Income Ratio............    0.1%      --     0.9%    0.1%    0.1%

GROUP 2 POLICIES(b)
Net Assets.........................  $2,704  $2,077  $ 1,538  $1,513  $  977
Units Outstanding..................     206     189      189     135      85
Variable Accumulation Unit Value...  $13.11  $10.93  $  8.12  $11.21  $11.51
Total Return.......................   19.9%   34.5%   (27.5%)  (2.6%)  14.5%
Investment Income Ratio............    0.1%      --     0.8%    0.1%    0.1%

GROUP 3 POLICIES
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

GROUP 4 POLICIES
Net Assets.........................  $5,521  $3,955  $ 2,233  $1,804  $  892
Units Outstanding..................     405     348      267     156      76
Variable Accumulation Unit Value...  $13.61  $11.29  $  8.35  $11.47  $11.72
Total Return.......................   20.5%   35.2%   (27.2%)  (2.1%)  15.2%
Investment Income Ratio............    0.1%      --     0.8%    0.1%    0.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                     T. ROWE PRICE                                T. ROWE PRICE
                EQUITY INCOME PORTFOLIO                    LIMITED-TERM BOND PORTFOLIO
      -------------------------------------------  -------------------------------------------
        2010     2009     2008     2007     2006     2010     2009     2008     2007     2006
      ----------------------------------------------------------------------------------------

      $15,299  $14,419  $12,858  $21,549  $19,914   $   --   $   --   $   --   $   --   $   --
          996    1,071    1,192    1,266    1,200       --       --       --       --       --
      $ 15.38  $ 13.46  $ 10.79  $ 17.01  $ 16.59   $   --   $   --   $   --   $   --   $   --
        14.2%    24.7%   (36.6%)    2.5%    18.1%       --       --       --       --       --
         1.9%     2.0%     2.3%     1.7%     1.6%       --       --       --       --       --


      $19,939  $18,513  $15,954  $27,215  $26,291   $   --   $   --   $   --   $   --   $   --
        1,265    1,345    1,449    1,571    1,558       --       --       --       --       --
      $ 15.76  $ 13.77  $ 11.02  $ 17.33  $ 16.86   $   --   $   --   $   --   $   --   $   --
        14.4%    25.0%   (36.4%)    2.7%    18.4%       --       --       --       --       --
         1.9%     2.0%     2.3%     1.7%     1.6%       --       --       --       --       --


      $ 4,391  $ 3,588  $ 3,013  $ 2,085  $ 1,144   $  792   $  744   $  567   $  275   $  213
          299      281      296      131       74       59       57       47       23       19
      $ 14.70  $ 12.78  $ 10.17  $ 15.92  $ 15.42   $13.48   $13.07   $12.07   $11.89   $11.27
        15.0%    25.6%   (36.1%)    3.3%    19.0%     3.1%     8.3%     1.6%     5.5%     4.1%
         2.0%     2.0%     2.6%     1.8%     1.6%     2.8%     3.4%     3.8%     4.3%     3.9%


      $21,416  $18,413  $14,220  $20,671  $16,150   $   --   $   --   $   --   $   --   $   --
        1,448    1,429    1,390    1,289    1,041       --       --       --       --       --
      $ 14.79  $ 12.86  $ 10.24  $ 16.02  $ 15.52   $   --   $   --   $   --   $   --   $   --
        15.0%    25.6%   (36.1%)    3.3%    19.0%       --       --       --       --       --
         1.9%     2.0%     2.4%     1.8%     1.6%       --       --       --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                    UIF EMERGING MARKETS
                                                   DEBT PORTFOLIO--CLASS I
                                     --------------------------------------------------
                                      2010     2009      2008      2007          2006
                                     --------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --        $   --
Units Outstanding..................      --       --         --       --            --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --        $   --
Total Return.......................      --       --         --       --            --
Investment Income Ratio............      --       --         --       --            --

GROUP 2 POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $   --        $   --
Units Outstanding..................      --       --         --       --            --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --        $   --
Total Return.......................      --       --         --       --            --
Investment Income Ratio............      --       --         --       --            --

GROUP 3 POLICIES
Net Assets.........................  $  831   $  744    $   552   $  314        $   91
Units Outstanding..................      43       42         41       20             6
Variable Accumulation Unit Value...  $19.39   $17.67    $ 13.57   $15.96        $14.98
Total Return.......................    9.7%    30.2%     (15.0%)    6.5%         10.8%
Investment Income Ratio............    4.1%     7.8%       7.7%     7.3%          9.0%

GROUP 4 POLICIES
Net Assets.........................  $   --   $   --    $    --   $   --        $   --
Units Outstanding..................      --       --         --       --            --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --        $   --
Total Return.......................      --       --         --       --            --
Investment Income Ratio............      --       --         --       --            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                    UIF EMERGING MARKETS                             UIF U.S. REAL ESTATE
                 EQUITY PORTFOLIO--CLASS I                            PORTFOLIO--CLASS I
      -----------------------------------------------  ------------------------------------------------
        2010     2009      2008      2007      2006      2010      2009      2008      2007      2006
      -------------------------------------------------------------------------------------------------

      $22,967   $21,150   $13,732   $35,299   $26,013   $1,800    $  455    $   416   $    --   $   --
          787       857       938     1,040     1,068      196        64         75        --       --
      $ 29.15   $ 24.66   $ 14.62   $ 33.95   $ 24.34   $ 9.16    $ 7.10    $  5.57   $    --   $   --
        18.2%     68.7%    (56.9%)    39.5%     36.2%    29.1%     27.5%     (44.3%)       --       --
         0.6%        --        --      0.4%      0.8%     2.2%      3.1%       1.6%        --       --


      $20,588   $18,832   $11,863   $29,608   $20,897   $1,026    $  404    $   151   $    --   $   --
          679       735       782       842       830      111        57         27        --       --
      $ 30.35   $ 25.62   $ 15.16   $ 35.13   $ 25.14   $ 9.21    $ 7.12    $  5.58   $    --   $   --
        18.4%     69.0%    (56.8%)    39.8%     36.5%    29.3%     27.7%     (44.2%)       --       --
         0.6%        --        --      0.4%      0.8%     2.4%      3.9%       2.9%        --       --


      $ 1,879   $ 1,210   $   614   $ 1,646   $   920   $1,475    $1,021    $   678   $   880   $  354
           56        43        37        43        34       65        58         50        40       13
      $ 33.64   $ 28.26   $ 16.64   $ 38.36   $ 27.31   $22.73    $17.49    $ 13.62   $ 21.94   $26.45
        19.0%     69.8%    (56.6%)    40.5%     37.1%    30.0%     28.4%     (37.9%)   (17.1%)   38.0%
         0.6%        --        --      0.4%      0.8%     2.0%      3.2%       3.5%      1.2%     0.9%


      $21,910   $18,284   $ 8,782   $17,670   $ 9,762   $2,248    $  779    $ 1,348   $    --   $   --
          634       628       513       447       348      234       106        233        --       --
      $ 34.56   $ 29.04   $ 17.10   $ 39.42   $ 28.06   $ 9.61    $ 7.39    $  5.76   $    --   $   --
        19.0%     69.8%    (56.6%)    40.5%     37.1%    30.0%     28.4%     (42.4%)       --       --
         0.6%        --        --      0.4%      0.7%     1.2%      4.6%       3.4%        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                   VAN ECK VIP GLOBAL
                                               HARD ASSETS--INITIAL CLASS
                                     ----------------------------------------------
                                       2010     2009     2008     2007        2006
                                     ----------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................  $14,175  $11,490  $ 6,746  $11,631      $4,812
Units Outstanding..................      648      674      620      570         340
Variable Accumulation Unit Value...  $ 21.87  $ 17.04  $ 10.89  $ 20.36      $14.14
Total Return.......................    28.3%    56.4%   (46.5%)   44.0%       24.5%
Investment Income Ratio............     0.4%     0.2%     0.3%     0.1%          --

GROUP 2 POLICIES(b)
Net Assets.........................  $10,619  $ 8,680  $ 5,151  $ 8,621      $3,579
Units Outstanding..................      500      524      488      438         265
Variable Accumulation Unit Value...  $ 21.28  $ 16.55  $ 10.56  $ 19.69      $13.63
Total Return.......................    28.6%    56.7%   (46.4%)   44.4%       24.5%
Investment Income Ratio............     0.4%     0.2%     0.3%     0.1%          --

GROUP 3 POLICIES
Net Assets.........................  $ 3,130  $ 2,237  $ 1,318  $ 1,966      $1,161
Units Outstanding..................       74       68       63       51          44
Variable Accumulation Unit Value...  $ 42.46  $ 32.86  $ 20.86  $ 38.71      $26.63
Total Return.......................    29.2%    57.5%   (46.1%)   45.4%       24.5%
Investment Income Ratio............     0.3%     0.3%     0.3%     0.1%        0.0%

GROUP 4 POLICIES
Net Assets.........................  $24,027  $17,513  $ 8,497  $12,922      $4,129
Units Outstanding..................    1,066    1,002      761      627         292
Variable Accumulation Unit Value...  $ 22.54  $ 17.44  $ 11.07  $ 20.55      $14.14
Total Return.......................    29.2%    57.5%   (46.1%)   45.4%       24.5%
Investment Income Ratio............     0.3%     0.2%     0.3%     0.1%        0.0%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                    VAN ECK VIP
        MULTI-MANAGER ALTERNATIVES--INITIAL
                       CLASS
      ---------------------------------------
       2010    2009     2008    2007    2006
      ---------------------------------------

      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


      $1,234  $1,101  $   627  $  477  $  171
         111     104       67      44      17
      $11.16  $10.63  $  9.34  $10.74  $10.33
        5.0%   13.9%   (13.1%)   4.1%    4.6%
          --    0.2%     0.1%    0.4%      --


      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
February 18, 2011

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2010 AND 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                ------------------
                                                                  2010       2009
                                                                --------   -------
                                                                   (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $452 in 2010
     and $449 in 2009)........................................  $ 64,374   $57,248
  Trading securities..........................................        96        43
Equity securities, at fair value
  Available-for-sale..........................................        23        45
  Trading securities..........................................         3         2
Mortgage loans, net of allowances.............................     5,805     5,779
Policy loans..................................................       822       807
Securities purchased under agreements to resell...............       146       172
Investments in affiliates.....................................     1,047       973
Other investments.............................................     1,080     1,046
                                                                --------   -------
     Total investments........................................    73,396    66,115
Cash and cash equivalents.....................................       761       487
Deferred policy acquisition costs.............................     3,429     4,041
Interest in annuity contracts.................................     5,454     4,858
Amounts recoverable from reinsurer
  Affiliated..................................................     7,095     6,684
  Unaffiliated................................................       255       243
Other assets..................................................     1,121       966
Separate account assets.......................................    18,759    16,089
                                                                --------   -------
     Total assets.............................................  $110,270   $99,483
                                                                ========   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $ 60,656   $56,268
Future policy benefits........................................     6,937     5,292
Policy claims.................................................       231       237
Obligations under structured settlement agreements............     5,454     4,858
Amounts payable to reinsurer
  Affiliated..................................................     6,148     5,906
  Unaffiliated................................................        37        35
Other liabilities.............................................     2,688     2,978
Separate account liabilities..................................    18,759    16,089
                                                                --------   -------
     Total liabilities........................................   100,910    91,663
                                                                --------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................        25        25
Additional paid in capital....................................     3,628     3,628
Accumulated other comprehensive income........................     1,000       111
Retained earnings.............................................     4,707     4,056
                                                                --------   -------
     Total stockholder's equity...............................     9,360     7,820
                                                                --------   -------
     Total liabilities and stockholder's equity...............  $110,270   $99,483
                                                                ========   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2010     2009     2008
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,892   $1,797   $1,374
  Fees-universal life and annuity policies................     731      635      619
  Net investment income...................................   3,567    3,265    2,755
  Net investment gains (losses)
     Total other-than-temporary impairments on fixed
       maturity securities................................    (172)    (397)    (331)
     Total other-than-temporary impairments on fixed
       maturity securities recognized in accumulated other
       comprehensive income...............................      57      241       --
  All other net investment gains (losses), net............     124       71      (75)
                                                            ------   ------   ------
     Total net investment gains (losses)..................       9      (85)    (406)
  Net revenue from reinsurance............................     218      145      206
  Other income............................................      47       41       35
                                                            ------   ------   ------
     Total revenues.......................................   6,464    5,798    4,583
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,217    2,068    2,141
  Increase in liabilities for future policy benefits......   1,467    1,480    1,225
  Policyholder benefits...................................     674      502      349
  Operating expenses......................................   1,247      954      900
                                                            ------   ------   ------
     Total expenses.......................................   5,605    5,004    4,615
                                                            ------   ------   ------
  Income (loss) before income taxes.......................     859      794      (32)
  Income tax expense (benefit)............................     208      260      (63)
                                                            ------   ------   ------
NET INCOME................................................  $  651   $  534   $   31
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                           COMPREHENSIVE INCOME (LOSS)
                                                         -------------------------------
                                                                          NET UNREALIZED
                                                                          GAINS (LOSSES)
                                                                           ON OTHER-THAN
                                                               NET          TEMPORARILY
                                            ADDITIONAL     UNREALIZED     IMPAIRED FIXED                  TOTAL
                                  CAPITAL     PAID IN      INVESTMENT        MATURITY      RETAINED   STOCKHOLDER'S
                                   STOCK      CAPITAL    GAINS (LOSSES)     INVESTMENTS    EARNINGS       EQUITY
                                  -------   ----------   --------------   --------------   --------   -------------
BALANCE AT JANUARY 1, 2008......    $25       $1,410         $    95           $ --         $3,443       $ 4,973
                                                                                                         -------
Comprehensive income:
  Net income....................                                                                31            31
                                                                                                         -------
     Unrealized investment
       losses, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                              (2,232)                                     (2,232)
                                                                                                         -------
  Other comprehensive loss......                                                                          (2,232)
                                                                                                         -------
Total comprehensive loss........                                                                          (2,201)
                                                                                                         -------
  Capital Contribution..........               1,218                                                       1,218
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2008....     25        2,628          (2,137)            --          3,474         3,990
                                                                                                         -------
     Cumulative effect of change
       in accounting principle,
       net of related offsets
       and income tax...........                                 (40)            (8)            48            --
                                    ---       ------         -------           ----         ------       -------
BALANCE AT JANUARY 1, 2009, AS
  ADJUSTED......................     25        2,628          (2,177)            (8)         3,522         3,990
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               534           534
                                                                                                         -------
     Unrealized investment gains
       (losses), net of related
       offsets, reclassification
       adjustments and income
       taxes....................                               2,360            (64)                       2,296
                                                                                                         -------
  Other comprehensive income....                                                                           2,296
                                                                                                         -------
Total comprehensive income......                                                                           2,830
                                                                                                         -------
  Capital Contribution..........               1,000                                                       1,000
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2009....     25        3,628             183            (72)         4,056         7,820
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               651           651
                                                                                                         -------
     Unrealized investment
       gains, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                                 875             14                          889
                                                                                                         -------
  Other comprehensive income....                                                                             889
                                                                                                         -------
Total comprehensive income......                                                                           1,540
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2010....    $25       $3,628         $ 1,058           $(58)        $4,707       $ 9,360
                                    ===       ======         =======           ====         ======       =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2010       2009       2008
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    651   $    534   $     31
  Adjustments to reconcile net income to net cash (used
     in) provided by operating activities:
     Depreciation and amortization......................        (8)       (26)        10
     Net capitalization of deferred policy acquisition
       costs............................................       (83)      (403)      (324)
     Universal life and annuity fees....................      (570)      (529)      (489)
     Interest credited to policyholders' account
       balances.........................................     2,217      2,068      2,141
     Net investment (gains) losses......................        (9)        85        406
     Equity in earnings of limited partnerships.........       (22)       (25)        65
     Deferred income taxes..............................        72         53        104
     Net revenue from intercompany reinsurance..........        (1)       (35)       (74)
     Net change in unearned revenue liability...........        36         42         36
     Changes in:
       Other assets and other liabilities...............      (225)        34         23
       Reinsurance recoverables (payables)..............       (52)        12         38
       Policy claims....................................        (6)        44         10
       Future policy benefits...........................     1,476      1,482      1,233
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,476      3,336      3,210
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    24,722     19,826     16,084
     Maturity of available-for-sale fixed maturities....     1,573      1,176      1,217
     Sale of equity securities..........................        40      1,526         51
     Repayment of mortgage loans........................       996        625        491
     Sale of other investments..........................       746        109        129
     Sale of trading securities.........................        22         16         17
     Securities purchased under agreements to resell....        26         13        497
  Cost of:
     Available-for-sale fixed maturities acquired.......   (31,524)   (31,912)   (23,354)
     Equity securities acquired.........................       (11)      (369)      (241)
     Cash collateral paid on derivatives................        --         13        (12)
     Mortgage loans acquired............................    (1,055)      (803)      (936)
     Acquisition of other investments...................      (997)      (633)      (994)
     Acquisition of trading securities..................       (73)        --        (10)
  Policy loans (net)....................................       (18)       (57)       (47)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (5,553)   (10,470)    (7,108)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     7,756     10,396      9,509
     Withdrawals........................................    (4,467)    (4,415)    (4,973)
     Net transfers to the separate accounts.............      (567)       (29)      (307)
  (Decrease) increase in loaned securities..............        --       (736)      (460)
  Securities sold under agreements to repurchase (net)..      (353)       499         34
  Net (paydowns) proceeds from debt.....................       (52)        65         --
  Change in book and bank overdrafts....................        17        (22)        29
  Cash collateral received on derivatives...............        14         79         69
  Cash contribution from parent.........................        --        877         11
                                                          --------   --------   --------
       NET CASH PROVIDED BY FINANCING ACTIVITIES........     2,348      6,714      3,912
                                                          --------   --------   --------
Effect of exchange rate changes on cash and cash
  equivalents...........................................         3         --         --
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       274       (420)        14
Cash and cash equivalents, beginning of year............       487        907        893
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    761   $    487   $    907
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2010, 2009 AND 2008

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company"), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company is comprised of two primary business operations: U.S. Life Insurance and Agency ("U.S. Life") and Retirement Income Security ("RIS"). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life's agency force with certain products also marketed through independent brokers and brokerage general agents.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

     The Delaware State Insurance Department ("the Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note
17 -- Statutory Financial Information for further discussion).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserve for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in net unrealized investment gains (losses) in accumulated other comprehensive income ("AOCI"), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources such as Bloomberg, Intex and Blackrock Solutions or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains (losses) in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The cost basis of available-for-sale fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

     Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains (losses).

     With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security's cost and its fair value is recognized in earnings when the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If neither of these two conditions exist, an OTTI would be recognized in earnings ("credit loss") for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other than credit factors ("non-credit loss") would be recognized in other comprehensive income ("OCI"). The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

     The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes and the financial condition of the issuer(s), credit

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

     For the non-agency residential mortgage-backed security ("RMBS") portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the forecasts. Both qualitative and quantitative factors are used in creating the Company's RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company's ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

     The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by a current appraisal. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company's historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on specific metropolitan areas and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios ("LTV") of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

     For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued, but uncollected, interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), real estate and collateralized third-party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

     In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this specialized accounting practice in consolidation. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Collateralized third-party commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a regular basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan's measurement effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding debt in each related risk category to determine the general reserve on these loans.

     At the time of funding of a loan, management determines the amount of the loan that will be held for sale. The syndication amounts have historically been sold within one year. Loans held-for-sale are carried at the lower of cost or fair value on an individual asset basis.

     Net investment gains or losses on sales are generally computed using the specific identification method.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its investment activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE's primary beneficiary, it is required to consolidate the VIE.

     In June 2009, the Financial Accounting Standards Board ("FASB") amended the consolidation guidance for VIEs (see Note 3 -- Recent Accounting Pronouncements). Under this amended guidance, the Company is the primary beneficiary if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present, the Company is required to consolidate the VIE.

     This amended guidance also included an indefinite deferral of the application of the new guidance provided to certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structure and former qualifying special purpose entities. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provision included in the amended guidance, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb the majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company's policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI. Beginning in 2009 for new business, the Company increased the expected life for universal life policies and deferred annuity contracts up to a maximum of 99 years.

     For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  INTANGIBLE ASSETS

     An intangible asset with a finite life is amortized over its useful life. Intangible assets with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset's carrying value over its fair value.

     Fair value is generally determined using discounted cash flow analysis using assumptions that a market participant would use.

     All intangible assets are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value, or cash flows, for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2010 and 2009, the Company evaluated the creditworthiness of counterparties, and, except as discussed in Note 12 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges primarily hedge fixed maturity securities.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows; changes in the derivatives' fair value will not be included in current earnings but are reported as changes in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses).

     The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses) and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     For further information on the Company's derivative instruments and related hedged items and their effect on the Company's financial position, financial performance and cash flows see Note 12 -- Derivative Financial Instruments and Risk Management.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (see Note 6 -- Policyholders' Liabilities).

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


additional liabilities may be required, resulting in a charge to policyholder benefits and claims. The Company does not establish loss reserves until a loss has occurred.

     The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed more fully in Note 6 -- Policyholders' Liabilities.

  POLICY CLAIMS

     The Company's liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

  DEBT

     Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Balance Sheet. See Note
15 -- Fair Value Measurements for discussion on the fair value of debt.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC") and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

     In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


upon settlement. Unrecognized tax benefits are included within other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  FAIR VALUE MEASUREMENTS

     For fair values of various assets and liabilities refer to Note 15 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability corporations, preferred and common stocks and equity real estate. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

     In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company's general account investments.

     During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

     Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company's structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Risk-Based Capital, or RBC, ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio. To the extent the Company's statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

  THE COMPANY FACES SIGNIFICANT COMPETITION.

     The Company faces strong competition in its U.S. Life and RIS businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

     New York Life's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company's ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REGULATORY DEVELOPMENTS IN THE MARKETS IN WHICH THE COMPANY OPERATES COULD AFFECT THE COMPANY'S BUSINESS.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

     In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures are effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company has elected to early adopt this guidance and has provided the disclosures required by this guidance in Note 4 -- Investments. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

     In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance, effective

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


January 1, 2011, is not expected to have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective July 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 15 -- Fair Value Measurements.

     In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009.

     In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities ("QSPE"). The Company's adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

     In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of VIEs to QSPEs. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company's adoption of this guidance effective January 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company's adoption of this guidance effective December 31, 2009 did not have an impact on the Company's consolidated financial position or results of operations.

     In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification as the source of authoritative GAAP to be applied by non-governmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company's adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 -- Subsequent Events.

     In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("non-credit loss") is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost or amortized cost and its fair value with a corresponding charge to earnings.

     Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

     This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the non-credit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturity securities as of December 31, 2010 and 2009, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2010                  2009
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 2,609    $ 2,665    $ 1,754    $ 1,788
Due after one year through five years....    14,651     15,456     13,799     14,367
Due after five years through ten years...    12,127     12,903     11,712     12,045
Due after ten years......................     5,548      5,855      5,057      5,141
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................     1,187      1,243        816        835
  Other mortgage-backed securities.......    22,169     22,535     20,835     20,163
  Other asset-backed securities..........     3,703      3,711      2,957      2,899
Redeemable preferred securities..........         6          6          9         10
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $62,000    $64,374    $56,939    $57,248
                                            =======    =======    =======    =======



     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

                                                              2010
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 2,886      $   83        $ 23        $ 2,946     $  --
U.S. Agencies, state and
  municipal......................     1,217          32          17          1,232        --
Foreign governments..............       750          79           1            828        --
U.S. Corporate...................    24,389       1,562         107         25,844        --
Foreign corporate................     6,880         437          45          7,272        --
Residential mortgage-backed
  securities.....................    17,291         590         499         17,382      (146)
Commercial mortgage-backed
  securities.....................     4,878         300          25          5,153        --
Asset-backed securities(2).......     3,703          71          63          3,711       (12)
Redeemable preferred securities..         6          --          --              6        --
                                    -------      ------        ----        -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $62,000      $3,154        $780        $64,374     $(158)
                                    =======      ======        ====        =======     =====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              2009
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 3,035      $   33       $   69       $ 2,999     $  --
U.S. Agencies, state and
  municipal......................       715          19            9           725        --
Foreign governments..............       731          55            4           782        --
U.S. Corporate...................    22,584       1,021          256        23,349        --
Foreign corporate................     6,073         305           57         6,321        --
Residential mortgage-backed
  securities.....................    15,765         350          857        15,258      (205)
Commercial mortgage-backed
  securities.....................     5,070          93          258         4,905        (5)
Asset-backed securities(2).......     2,957          54          112         2,899        (8)
Redeemable preferred securities..         9           1           --            10        --
                                    -------      ------       ------       -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $56,939      $1,931       $1,622       $57,248     $(218)
                                    =======      ======       ======       =======     =====



--------

(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $7 million and $39 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the years ended December 31, 2010 and 2009, respectively.

(2)  Includes auto loans, credit cards, education loans and other asset types.

     At December 31, 2010 and 2009, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $280 million and $313 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

     Investments in fixed maturity securities that have been non-income producing for the last twelve months totaled $1 million and $2 million at December 31, 2010 and 2009, respectively. These investments have been deemed other-than-temporarily impaired.

  EQUITY SECURITIES -- UNAFFILIATED

     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2010.......................................   $13       $11          $ 1          $23
2009.......................................   $36       $ 9          $--          $45


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2010 and 2009, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $125 million and $161 million, respectively, at fixed and floating interest rates ranging from 2.08% to 6.22% in 2010, and fixed and floating interest rates ranging from 3.92% to 7.13% in 2009. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2010 and 2009, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2010               2009
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,853     31.9%   $1,736     30.0%
  Retail facilities...........................    1,217     21.0%    1,182     20.5%
  Industrial..................................    1,185     20.4%    1,111     19.2%
  Apartment buildings.........................      938     16.2%      853     14.8%
  Residential.................................      563      9.7%      840     14.5%
  Other.......................................       49      0.8%       57      1.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  South Atlantic..............................   $1,516     26.1%   $1,410     24.4%
  Central.....................................    1,499     25.8%    1,511     26.1%
  Pacific.....................................    1,381     23.8%    1,386     24.0%
  Middle Atlantic.............................    1,154     19.9%    1,176     20.4%
  New England.................................      255      4.4%      296      5.1%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====



     The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. As of December 31, 2010, an analysis of the aging of the principal balances, excluding the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

allowance for credit losses, that are past due and the mortgage loans on non-accrual status and ninety days past-due and still accruing were as follows (in millions):

                                                                                         RECORDED
                                                                            TOTAL    MORTGAGE LOANS >   NON-ACCRUAL
                          30-59   60-89    90 DAYS     TOTAL              MORTGAGE        90 DAYS         MORTGAGE
                           DAYS    DAYS   AND OVER   PAST DUE   CURRENT     LOANS        ACCRUING          LOANS
                          -----   -----   --------   --------   -------   --------   ----------------   -----------
PROPERTY TYPE:
  Office buildings......   $--     $--       $--        $--      $1,865    $1,865           $--             $--
  Retail facilities.....    --      --        --         --       1,225     1,225            --              --
  Industrial............    --      --        --         --       1,193     1,193            --              --
  Apartment buildings...    --      --        --         --         947       947            --              --
  Residential...........    --      --         9          9         562       571            --               9
  Other.................    --      --        --         --          50        50            --              --
                           ---     ---       ---        ---      ------    ------           ---             ---
     TOTAL..............   $--     $--       $ 9        $ 9      $5,842    $5,851           $--             $ 9
                           ===     ===       ===        ===      ======    ======           ===             ===



     As discussed in Note 2 -- Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the year ended December 31, 2010, is summarized below (in millions):

ALLOWANCE FOR CREDIT LOSSES:                      RESIDENTIAL   COMMERCIAL    TOTAL
----------------------------                      -----------   ----------   ------
Beginning balance...............................      $ 10        $   44     $   54
  Charge-offs...................................        (1)            8          7
  Recoveries....................................        (1)          (14)       (15)
                                                      ----        ------     ------
Ending Balance..................................      $  8        $   38     $   46
                                                      ====        ======     ======
ENDING BALANCE
Individually evaluated for impairment
  (specific)....................................      $  3        $    4     $    7
Collectively evaluated for impairment
  (general).....................................      $  5        $   34     $   39
MORTGAGE LOANS:
Ending balance (recorded investment):
Individually evaluated for impairment
  (specific)....................................      $ 11        $   36     $   47
Collectively evaluated for impairment
  (general).....................................      $560        $5,244     $5,804


     As of December 31, 2009 and 2008, the allowance for credit losses was $54 million and $13 million, respectively. For the year ended December 31, 2009, the provision for credit losses was $43 million and direct write-downs were $2 million. For the year ended December 31, 2008, the provision for credit losses was $4 million and there were no direct write-downs.

     The Company closely monitors commercial mortgage loans with the potential for impairment by considering a number of factors. These factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. Mortgage loans with the potential for impairment take priority in receiving an appraisal. Residential mortgage loans that are sixty or more days delinquent are also monitored for potential impairment, whereby an appraisal of the underlying asset is obtained.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2010, LTVs on the Company's mortgage loans are as follows (in millions):

------------------------------------------------------------------------------------------------------------
                                OFFICE      RETAIL                  APARTMENT
                              BUILDINGS   FACILITIES   INDUSTRIAL   BUILDINGS   RESIDENTIAL   OTHER    TOTAL
                              ---------   ----------   ----------   ---------   -----------   -----   ------
above 95%...................    $   25      $   --       $   11        $ 34         $  4       $--    $   74
91% to 95%..................        49          21           18          78            2        --       168
81% to 90%..................       274          89          352         109            7        28       859
71% to 80%..................       198         154          129         252           41        --       774
below 70%...................     1,307         953          675         465          509        21     3,930
                                ------      ------       ------        ----         ----       ---    ------
  Total.....................    $1,853      $1,217       $1,185        $938         $563       $49    $5,805
                                ======      ======       ======        ====         ====       ===    ======



     As of December 31, 2010, impaired commercial and residential mortgage loans were $32 million and $7 million, respectively. Further information on impaired mortgage loans is provided below (in millions):

                               RECORDED    UNPAID PRINCIPAL    RELATED    AVERAGE RECORDED   INTEREST INCOME
                              INVESTMENT        BALANCE       ALLOWANCE      INVESTMENT         RECOGNIZED
                              ----------   ----------------   ---------   ----------------   ---------------
WITH RELATED ALLOWANCE:
  Office Buildings..........      $ 6             $ 7            $ 1             $36                $*
  Apartment Building........       15              17              2              15                 1
  Residential...............        7              11              4               8                  *
  Industrial................       11              11             --              11                 1
                                  ---             ---            ---             ---                --
     Total..................      $39             $46            $ 7             $70                $2
                                  ===             ===            ===             ===                ==
  Commercial................      $32             $35            $ 3             $62                $2
                                  ===             ===            ===             ===                ==
  Residential...............      $ 7             $11            $ 4             $ 8                  *
                                  ===             ===            ===             ===                ==



--------

*    Amounts less than $1 million

     At December 31, 2010, the Company did not have any impaired loans without a related allowance.

     The Company did not have any loan modifications in 2010 and 2009.

  INVESTMENTS IN AFFILIATES

                                                              2010    2009
                                                             ------   ----
New York Life Short Term Fund..............................  $  509   $968
Madison Capital Funding LLC Loan Agreement.................     533     --
Other......................................................       5      5
                                                             ------   ----
  TOTAL INVESTMENTS IN AFFILIATES..........................  $1,047   $973
                                                             ======   ====



     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC ("NYL Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

     The Madison Capital Funding LLC ("MCF") Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Other is related to promissory notes from MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

  OTHER INVESTMENTS

     The components of other investments as of December 31, 2010 and 2009 were as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Limited partnerships/Limited liability companies..........  $  526   $  312
Collateralized third-party loans..........................     273      351
Derivatives...............................................     211      230
Investment, at fair value, of consolidated investment
  company.................................................      --      137
Other invested assets.....................................      70       16
                                                            ------   ------
  TOTAL OTHER INVESTMENTS.................................  $1,080   $1,046
                                                            ======   ======



     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively, and were recorded as a component of AOCI in the accompanying Consolidated Balance Sheet.

     The investment, at fair value, of a consolidated investment company consists primarily of fixed maturities. This investment was liquidated in 2010.

     Collateralized third-party loans are senior secured commercial loans, and are typically collateralized by all assets of the borrower. The Company's collateralized third-party loans, before loss reserve, amounted to $291 million and $368 million at December 31, 2010 and 2009, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve (see Note 2 -- Significant Accounting Policies for further details). The loss reserve was $18 million and $17 million for the years ended December 31, 2010 and 2009, respectively.

     Unfunded commitments on limited partnerships, limited liability companies and collateralized third-party loans amounted to $225 million and $181 million at December 31, 2010 and 2009, respectively.

     There was no accumulated depreciation on real estate for December 31 2010 or 2009. Depreciation expense for the year ended December 31, 2010 was less than $1 million, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income. There was no depreciation expense for the year ended December 31, 2009. Depreciation expense for the year ended December 31, 2008 totaled less than $1 million.

  VIES

  Consolidated VIE

     At December 31, 2010 and 2009, the Company included assets of $45 million and $52 million, respectively in the accompanying Consolidated Balance Sheet, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects (in millions) the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2010   2009
                                                               ----   ----
Cash.........................................................   $ 4    $14
                                                                ---    ---
Other investments*...........................................    41     38
                                                                ---    ---
  TOTAL ASSETS...............................................   $45    $52
                                                                ===    ===
Other liabilities............................................     5     14
                                                                ---    ---
  TOTAL LIABILITIES..........................................   $ 5    $14
                                                                ===    ===



--------

*    Included in Limited partnerships/Limited liability companies

  Unconsolidated VIEs

     In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the sponsor. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as fixed maturity securities, available-for-sale and trading and its maximum exposure to loss associated with these investments was $26,341 million and $23,103 million as of December 31, 2010 and December 31, 2009, respectively.

     In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company's maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on the accompanying Consolidated Balance Sheet as "other investments" and its maximum exposure to loss associated with these entities was $526 million and $312 million as of December 31, 2010 and December 31, 2009, respectively.

     These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 -- Investments.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $5 million and $13 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fixed maturity securities...........................  $3,171   $2,869   $2,458
Equity securities...................................       1       18        6
Mortgage loans......................................     352      338      316
Policy loans........................................      56       54       52
Other investments...................................      65       45        1
                                                      ------   ------   ------
  Gross investment income...........................   3,645    3,324    2,833
Investment expenses.................................     (78)     (59)     (78)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $3,567   $3,265   $2,755
                                                      ======   ======   ======



     For the years ended December 31, 2010, 2009 and 2008, net investment losses were as follows (in millions):

                                                        2010    2009    2008
                                                       -----   -----   -----
Fixed maturity securities
  Total OTTI losses..................................  $(172)  $(397)  $(331)
  Portion of OTTI loss recognized in OCI.............     57     241      --
                                                       -----   -----   -----
  Net OTTI losses on fixed maturities recognized in
     earnings........................................   (115)   (156)   (331)
  All other gains (losses)...........................    221      33     (73)
                                                       -----   -----   -----
Fixed maturity securities, net.......................    106    (123)   (404)
Equity securities....................................      5      98      (8)
Mortgage loans.......................................    (13)    (52)     (4)
Derivative instruments...............................   (109)      6      11
Other................................................     20     (14)     (1)
                                                       -----   -----   -----
  NET INVESTMENT LOSSES..............................  $   9   $ (85)  $(406)
                                                       =====   =====   =====



     The net gain on trading securities (both fixed maturity and equity securities) amounted to $5 million and $6 million for the years ended December 31, 2010 and 2009, respectively. For December 31, 2008, the net losses on fixed maturity trading securities amounted to $11 million.

     Realized gains on sales of available-for-sale fixed maturities were $270 million, $218 million and $131 million for the years ended December 31, 2010, 2009 and 2008, respectively; and realized losses were $53 million, $191 million and $193 million, respectively. Realized gains on sales of available-for-sale equity securities were $5 million, $173 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively, and realized losses were less than $1 million, $71 million, and less than $1 million, respectively.

     Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were less than $1 million, $4 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's gross unrealized losses and fair values for fixed maturities and equities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009 (in millions):

                                                                  2010
                                    ----------------------------------------------------------------
                                                            GREATER THAN 12
                                    LESS THAN 12 MONTHS          MONTHS                 TOTAL
                                    -------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                     VALUE     LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                    ------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $  555      $ 22      $    2      $  1      $   557      $ 23
  U.S. agencies, state and
     municipal....................     401        17          --        --          401        17
  Foreign governments.............      24         1           1          *          25         1
  U.S. corporate..................   2,212        70         508        37        2,720       107
  Foreign corporate...............     819        35         120        10          939        45
  Residential mortgage-backed
     securities...................   2,981       102       1,689       397        4,670       499
  Commercial mortgage-backed
     securities...................      87         2         222        23          309        25
  Asset-backed securities.........     650         6         227        57          877        63
                                    ------      ----      ------      ----      -------      ----
  TOTAL FIXED MATURITIES..........   7,729       255       2,769       525       10,498       780
                                    ------      ----      ------      ----      -------      ----
EQUITIES
  Common stock....................       2         1            *         *           2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL EQUITIES..................       2         1          --        --            2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL...........................  $7,731      $256      $2,769      $525      $10,500      $781
                                    ======      ====      ======      ====      =======      ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2009
                                   -----------------------------------------------------------------
                                       LESS THAN 12         GREATER THAN 12
                                         MONTHS(1)               MONTHS                 TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $ 1,880      $ 68      $   13     $    1     $ 1,893     $   69
  U.S. agencies, state and
     municipal...................      193         3          30          6         223          9
  Foreign governments............       61         1          18          3          79          4
  U.S. corporate.................    2,918        57       2,677        199       5,595        256
  Foreign corporate..............      714        15         550         42       1,264         57
  Residential mortgage-backed
     securities..................    5,191       341       1,892        516       7,083        857
  Commercial mortgage-backed
     securities..................      548        12       2,087        246       2,635        258
  Asset-backed securities........      535        31         395         81         930        112
                                   -------      ----      ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   12,040       528       7,662      1,094      19,702      1,622
                                   -------      ----      ------     ------     -------     ------
EQUITIES
  Common stock...................        3          *         --         --           3           *
                                   -------      ----      ------     ------     -------     ------
  TOTAL EQUITIES.................        3        --          --         --           3         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL..........................  $12,043      $528      $7,662     $1,094     $19,705     $1,622
                                   =======      ====      ======     ======     =======     ======



--------

*    Unrealized loss is less than $1 million.

(1) The aging of the unrealized losses as of December 31, 2009 was reset back to the date the security would have been first impaired by the adoption of new authoritative guidance.

     At December 31, 2010, the unrealized loss amount consisted of approximately 1,999 different fixed-maturity securities and 28 equity securities.

     At December 31, 2010, unrealized losses on investment grade fixed maturities were $414 million or 53% of the Company's total fixed maturity securities' unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $366 million or 47% of the Company's total fixed maturities unrealized losses at December 31, 2010.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $357 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $42 million for 6 months or less, $18 million for greater than 6 months through 12 months and $297 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Corporate Bonds. U.S. Corporate securities with a fair value below 80% of the security's amortized cost totaled $17 million or 16% of the total unrealized losses on U.S. Corporate securities. Foreign corporate securities with a fair value below 80% of the security's amortized cost totaled $1 million or 3% of the total unrealized loss on foreign corporate securities. The overall improvement in the Company's fixed maturity investments generally reflects higher market prices, mainly due to credit spread tightening throughout the year. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Finance ($7 million), Gaming and Real Estate Investment Trusts ("REITs") ($3 million each) and Utilities ($2 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Residential mortgage-backed securities that were priced below 80% of the security's amortized cost represented $287 million or 57% of total unrealized losses on residential mortgage -- backed securities. Commercial mortgage-backed securities that were priced below 80% of the security's amortized cost represented $11 million or 44% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investments gains in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

     Asset-Backed Securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investment gains in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company's impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $41 million or 65% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery , therefore the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in OCI at December 31, 2010, 2009 and 2008 are as follows (in millions):

                                                       2010     2009     2008
                                                      ------   -----   -------
Fixed maturity securities, available for sale-all
  other.............................................  $2,525   $ 488   $(4,225)
Fixed maturity securities on which an OTTI loss has
  been recognized...................................    (151)   (179)       --
                                                      ------   -----   -------
  Total fixed maturity securities...................   2,374     309    (4,225)
Equity securities, available for sale...............      10      11        37
Derivatives designed as cash flow hedges............     (12)    (10)       33
Other investments...................................       1      (2)       (3)
                                                      ------   -----   -------
  Subtotal..........................................   2,373     308    (4,158)
Amounts recognized for:
  Policyholders' account balances and future policy
     benefits.......................................      14       4       (56)
  Other assets (sales inducements)..................     (17)     (5)       55
  Deferred policy acquisition costs.................    (832)   (137)      871
  Deferred taxes....................................    (538)    (59)    1,151
                                                      ------   -----   -------
NET UNREALIZED GAINS (LOSSES) ON INVESTMENTS........  $1,000   $ 111   $(2,137)
                                                      ======   =====   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The net unrealized gains (losses) on fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, are presented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

NET UNREALIZED INVESTMENT GAINS AND LOSSES ON FIXED MATURITY SECURITIES ON WHICH AN OTTI LOSS HAS BEEN RECOGNIZED

                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)    DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                              ON INVESTMENTS   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                              --------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31, 2008..       $  --              $--              $--             $--            $ --           $  --
Cumulative impact of the
  adoption of new
  authoritative guidance on
  January 1, 2009...........         (17)               4               --              --               5              (8)
Net investment gains
  (losses) on investments
  arising during the
  period....................        (238)              --               --              --              83            (155)
Reclassification adjustment
  for (gains) losses
  included in net income....         253               --               --              --             (88)            165
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........        (177)              --               --              --              62            (115)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               63                2              --             (23)             42
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (2)              1              (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2009..       $(179)             $67              $ 2             $(2)           $ 40           $ (72)
                                   =====              ===              ===             ===            ====           =====
Net investment gains
  (losses) on investments
  arising during the
  period....................          86               --               --              --             (30)             56
Reclassification adjustment
  for (gains) losses
  included in net income....          18               --               --              --              (6)             12
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........         (76)              --               --              --              27             (49)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               (4)              (1)             --               1              (4)
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (1)               *             (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2010..       $(151)             $63              $ 1             $(3)           $ 32           $ (58)
                                   =====              ===              ===             ===            ====           =====



--------

(*)  Amounts less than $1 million

(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ALL OTHER NET UNREALIZED INVESTMENT GAINS AND LOSSES IN AOCI

                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2007....................       $   177             $   (41)           $  1           $  9          $   (51)        $    95
Net investment gains
  (losses) on investments
  arising during the
  period..................        (4,100)                 --              --             --            1,435          (2,665)
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (235)                 --              --             --               82            (153)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 912              54             --             (338)            628
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --            (65)              23             (42)
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2008....................        (4,158)                871              55            (56)           1,151          (2,137)
Cumulative impact of the
  adoption of new
  authoritative guidance
  on January 1, 2009......           (78)                 17               1             (1)              21             (40)
Net investment gains
  (losses) on investments
  arising during the
  period..................         5,257                  --              --             --           (1,840)          3,417
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (711)                 --              --             --              249            (462)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............           177                  --              --             --              (62)            115
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --              (1,092)            (63)            --              404            (751)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             63              (22)             41
                                 -------             -------            ----           ----          -------         -------

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2009....................           487                (204)             (7)             6              (99)            183
Net investment gains
  (losses) on investments
  arising during the
  period..................         2,080                  --              --             --             (728)          1,352
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (119)                 --              --             --               42             (77)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............            77                  --              --             --              (27)             50
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                (692)            (11)            --              246            (457)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             11               (4)              7
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2010....................       $ 2,525             $  (896)           $(18)          $ 17          $  (570)        $ 1,058
                                 =======             =======            ====           ====          =======         =======



--------

(1)  Includes cash flow hedges. See Note 12 for information on cash flow hedges.

(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

     The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized in OCI (in millions):

                                                              2010   2009
                                                              ----   ----
BALANCE AT BEGINNING OF YEAR................................  $130   $ --
ADDITIONS
  Credit losses remaining in retained earnings related to
     the change in accounting principle.....................    --     47
  Credit loss impairment recognized in the current period on
     securities previously not impaired.....................    50     24
  Additional credit loss impairments recognized in the
     current period on securities previously impaired.......    29     68
REDUCTIONS
  Credit loss impairments previously recognized on
     securities which matured, were paid down, prepaid or
     sold during the period.................................     8      9
                                                              ----   ----
BALANCE AT END OF YEAR......................................  $201   $130
                                                              ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2010 and 2009 were as follows (in millions):

                                                            2010      2009
                                                          -------   -------
Deferred annuities......................................  $37,677   $35,157
Universal life contracts................................   21,642    19,893
Annuities certain.......................................      424       295
Supplementary contracts without life contingencies......      357       338
Unearned revenue liability..............................      334       350
Guaranteed minimum accumulation benefit.................      222       235
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $60,656   $56,268
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit ("GMAB") is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2010 and 2009, of the total policyholders' account balances of $60,656 million and $56,268 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $59,814 million and $55,544 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2010 and 2009 were $57,498 million and $53,300 million, respectively.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2010:

PRODUCT                     INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                     ---------------   -----------------------------------------------
Deferred annuities........  1.00% to 10.00%   Surrender charges 0% to 10% for up to 10 years.
Annuities certain.........  0.50% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..  2.73% to 10.00%   Various up to 19 years.
Supplementary contracts
  without life
  contingencies...........  1.50% to 3.50%    No surrender or withdrawal charges.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2010 and 2009 were as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  902   $  775
  Other life..............................................     129      102
                                                            ------   ------
       Total life insurance...............................   1,031      877
Individual and group payout annuities.....................   5,867    4,369
Other contract liabilities................................      39       46
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $6,937   $5,292
                                                            ======   ======



     Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2010:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------------------   ---------------------   ---------------------
Life insurance:                    Based upon best         3.80% to 7.50%          Net level premium
  Taiwan business --               estimates at time of                            reserve taking into
  100% coinsured                   policy issuance with                            account death
                                   provision for adverse                           benefits, lapses and
                                   deviations ("PAD").                             maintenance expenses
                                                                                   with PAD.
Individual and group payout        Based upon best         3.94% to 9.50%          Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a rate
                                   PAD.                                            expected at issue
                                                                                   with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2010 and 2009, the Company had variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2010 and 2009 for GMDB and GMAB ($ in millions):

                                                                  2010
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)           (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $5,737            $3,103           $12,165
Net amount at risk......................       $   67            $   62           $   519
Average attained age of contract
  holders...............................           57                56                61



                                                                  2009
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,552            $2,283           $11,342
Net amount at risk......................       $  179            $  172           $ 1,277
Average attained age of contract
  holders...............................           58                56                61


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2008...........................  $ 42   $ 72    $114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
Balance at December 31, 2008.........................    65    316     381
  Incurred guarantee benefits........................     1    (81)    (80)
  Paid guarantee benefits............................   (22)    --     (22)
                                                       ----   ----    ----
Balance at December 31, 2009.........................    44    235     279
  Incurred guarantee benefits........................     5    (12)     (7)
  Paid guarantee benefits............................   (11)    (1)    (12)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2010.........................  $ 38   $222    $260
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 15 -- Fair Value Measurements).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2010 and 2009:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 5.42% to 6.73% for 2010 and 5.85% to 6.88% for 2009.

     - Volatility assumption ranged from 13.47% to 15.45% for 2010 and was 14.26% for 2009.

     - Mortality was assumed to be 91.00% of the A2000 table for 2010 and 2009.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.30% for 2010, and 0.50% to 30.00%, with an average of 6.10% for 2009.

     - Discount rates ranged from 6.69% to 7.25% for 2010 and 6.48% to 7.29% for 2009.

     The following table presents the aggregate fair value of assets at December 31, 2010 and 2009, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2010               2009
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate account:
  Equity....................................  $ 8,523   $1,826   $ 7,383   $1,374
  Fixed income..............................    3,412      635     2,970      462
  Balanced..................................    2,427      463     2,007      287
General account.............................    3,540      179     3,534      160
                                              -------   ------   -------   ------
     TOTAL..................................  $17,902   $3,103   $15,894   $2,283
                                              =======   ======   =======   ======



  ADDITIONAL LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2010, 2009 and 2008 (in millions):

                                                           2010   2009   2008
                                                           ----   ----   ----
Beginning balance........................................   $45    $41    $29
Net liability increase...................................    23      4     12
                                                            ---    ---    ---
ENDING BALANCE...........................................   $68    $45    $41
                                                            ===    ===    ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7 -- SEPARATE ACCOUNTS

  SEPARATE ACCOUNTS REGISTERED WITH THE SEC

     The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $17,653 million and $15,307 million at December 31, 2010 and 2009, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Fund, Inc. managed by NYL Investments and other non-proprietary funds.

  SEPARATE ACCOUNTS NOT REGISTERED WITH THE SEC

     The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,106 million and $782 million at December 31, 2010 and 2009, respectively. The assets in these separate accounts are comprised of MainStay VP Series Fund, Inc. managed by NYL Investments, other non- proprietary funds and limited partnerships.

     See Note 6 -- Policyholders' Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The following is an analysis of DAC for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                      2010      2009     2008
                                                     ------   -------   ------
Balance at beginning of year.......................  $4,041   $ 4,667   $3,431
  Current year additions...........................     640       715      673
  Amortized during year............................    (557)     (312)    (349)
                                                     ------   -------   ------
  Balance at end of year before related
     adjustments...................................   4,124     5,070    3,755
  Adjustment for change in unrealized investment
     (gains)/losses................................    (695)   (1,029)     912
                                                     ------   -------   ------
  BALANCE AT END OF YEAR...........................  $3,429   $ 4,041   $4,667
                                                     ======   =======   ======



  SALES INDUCEMENTS

     Changes in deferred sales inducements included in other assets in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010, 2009 and 2008 are as follows (in millions):

                                                         2010   2009   2008
                                                         ----   ----   ----
Balance at beginning of year...........................  $313   $331   $272
  Current year additions...............................   103     64     64
  Amortized during year................................   (50)   (21)   (59)
                                                         ----   ----   ----
  Balance at end of year before related adjustments....   366    374    277
  Adjustment for change in unrealized investment
     (gains)/losses....................................   (12)   (61)    54
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $354   $313   $331
                                                         ====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 9 -- INCOME TAXES

     A summary of the components of the net total income tax expense (benefit) for the years ended December 31, 2010, 2009 and 2008, respectively, included in the accompanying Consolidated Statement of Income are as follows (in millions):

                                                        2010   2009    2008
                                                        ----   ----   -----
Current:
  Federal.............................................  $133   $206   $(167)
  State and local.....................................     3      1      --
                                                        ----   ----   -----
                                                         136    207    (167)
Deferred:
  Federal.............................................    72     53     104
                                                        ----   ----   -----
TOTAL INCOME TAX EXPENSE (BENEFIT)....................  $208   $260   $ (63)
                                                        ====   ====   =====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2010 and 2009, the Company recorded a net income tax receivable (payable) from (to) New York Life of $37 million and ($183) million, included in other assets and other liabilities, respectively, in the accompanying Consolidated Balance Sheet.

     The Company's actual income tax expense for the years ended December 31, 2010, 2009 and 2008, respectively, differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

                                                         2010   2009    2008
                                                         ----   ----   -----
Statutory federal income tax rate......................  35.0%  35.0%   35.0%
Tax exempt income......................................  (3.5)% (1.1)% 149.4%
Uncertain tax position.................................  (5.6)%  0.2%   (7.5)%
Investment credits.....................................  (1.7)% (0.8)%  14.8%
Other..................................................   0.0%  (0.5)%   4.5%
                                                         ----   ----   -----
EFFECTIVE TAX RATE.....................................  24.2%  32.8%  196.2%
                                                         ====   ====   =====



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2010 and 2009, respectively, are as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  623   $  696
  Employee and agents benefits............................      61       66
  Other...................................................      11       12
                                                            ------   ------
     Gross deferred tax assets............................     695      774
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................     928    1,146
  Investments.............................................     787       97
  Other...................................................       1        1
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,716    1,244
                                                            ------   ------
       NET DEFERRED TAX LIABILITY.........................  $1,021   $  470
                                                            ======   ======



     The Company has no net operating or capital loss carryforwards.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008, respectively, are as follows (in millions):

                                                         TOTAL UNRECOGNIZED
                                                            TAX BENEFITS
                                                         ------------------
                                                         2010   2009   2008
                                                         ----   ----   ----
BEGINNING OF PERIOD BALANCE............................  $117   $117   $107
Reductions for tax positions of prior years............    --     (9)    (1)
Additions for tax positions of current year............     1      9     24
Settlements with tax authorities.......................   (49)    --    (13)
                                                         ----   ----   ----
END OF PERIOD BALANCE..................................  $ 69   $117   $117
                                                         ====   ====   ====



     As of December 31, 2010, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by less than $1 million. The Company's total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2009 and 2008, are $44 million and $42 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008, aggregated $3 million, $6 million and $7 million, respectively, and are included in income tax expense (benefit) in the accompanying Consolidated Statement of Income. At December 31, 2010, 2009 and 2008, the Company had $14 million, $31 million and $30 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Balance Sheet (included in other liabilities). The $17 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $3 million of interest expense and a $20 million decrease resulting from IRS settlements. The $1 million increase from December 31,

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2008 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense and a $5 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 78% and 76% of the reinsurance ceded to non-affiliates at December 31, 2010 and 2009, respectively.

     In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life ("VUL"), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance ("MODCO") for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $48 million and $5 million at December 31, 2010 and 2009, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $43 million, ($4) million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2010, 2009 and 2008, $1 million, $32 million and $75 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


affiliated reinsurance agreement for the years ended December 31, 2010, 2009 and 2008 was as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  293   $  283   $  305
Net revenue from reinsurance........................  $  216   $  143   $  211
Policyholders' benefits ceded.......................  $  116   $  132   $   95
Amounts recoverable from reinsurer..................  $6,193   $5,909   $5,692
Amounts payable to reinsurer........................  $6,146   $5,905   $5,653
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                         2010   2009   2008
                                                         ----   ----   ----
Amounts recoverable from reinsurer.....................  $902   $775   $702
Premiums ceded.........................................  $ 68   $ 68   $ 74
Benefits ceded.........................................  $ 42   $ 32   $367

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,961   $1,865   $1,447
  Assumed...........................................       2        2        2
  Ceded.............................................     (71)     (70)     (75)
                                                      ------   ------   ------
Net premiums........................................  $1,892   $1,797   $1,374
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  572   $  542   $  539
Net revenue from reinsurance........................  $  218   $  145   $  206
Policyholders' benefits ceded.......................  $  410   $  384   $  704
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   15   $   16
Amounts recoverable from reinsurer:
  Affiliated........................................  $7,095   $6,684   $6,394
  Unaffiliated......................................  $  255   $  243   $  210
Amounts payable to reinsurer:
  Affiliated........................................  $6,148   $5,906   $5,653
  Unaffiliated......................................  $   37   $   35   $   33
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


NOTE 11 -- DEBT

     Debt consisted of the following at December 31, 2010 and 2009 (in millions):

                                                               2010   2009
                                                               ----   ----
RECOURSE DEBT
  Payable to Capital Corporation.............................   $10    $51
  Other......................................................     5      5
                                                                ---    ---
     Total recourse debt.....................................    15     56
                                                                ---    ---
NON-RECOURSE DEBT
  Other......................................................     5     14
                                                                ---    ---
     Total non-recourse debt.................................     5     14
                                                                ---    ---
TOTAL DEBT...................................................   $20    $70
                                                                ===    ===



  RECOURSE DEBT

     At December 31, 2010 and 2009, the Company had an outstanding debt balance of $10 million and $51 million, respectively, with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life. Refer to Note 14 -- Related Party Transactions.

     Other consists of a promissory note the Company issued on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


whole or in part and there are no collateral requirements. The carrying amount of the note at December 31, 2010 and 2009 was $5 million.

  NON-RECOURSE DEBT

     At December 31, 2010 and 2009, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $5 million and $14 million, respectively. Refer to Note 4 -- Investments.

NOTE 12 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, market and credit risk. These derivative financial instruments include foreign exchange forward contracts; interest rate and equity options; interest rate, inflation, and credit default and currency swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. See Note 2 -- Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company's objectives and strategies for using derivative instruments and how they are accounted for.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company's policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

     To further minimize risk, credit support annexes ("CSA") typically are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from "in the money" derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties' rating. In addition, certain of the Company's contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company's credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company does not have any derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2010.

     The Company is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under its contractual terms. For contracts with counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2010 and 2009, the Company held collateral for derivatives of $167 million and $153 million, respectively. Credit risk exposure in a net gain position, net of offsets and collateral, was $28 million and $58 million at December 31, 2010 and 2009, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

     In September 2008, one of the Company's derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for Chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. A gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in AOCI. The gains will be reclassified into net investment losses in the accompanying Consolidated Statement of Income when the hedged forecasted transactions occur. At December 31, 2008 a gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregate realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2010 and 2009 (in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


millions, except for number of contracts). See Note 15 -- Fair Value Measurements for a discussion of valuation methods for derivative instruments.

                                              DECEMBER 31, 2010                          DECEMBER 31, 2009
                                  ----------------------------------------   ----------------------------------------
                                         VOLUME            FAIR VALUE(1)            VOLUME            FAIR VALUE(1)
                        PRIMARY   --------------------   -----------------   --------------------   -----------------
                         RISK                NUMBER OF                                  NUMBER OF
                       EXPOSURE   NOTIONAL   CONTRACTS   ASSET   LIABILITY   NOTIONAL   CONTRACTS   ASSET   LIABILITY
                       --------   --------   ---------   -----   ---------   --------   ---------   -----   ---------
DERIVATIVES
  DESIGNATED AS
  HEDGING:
CASH FLOW HEDGES:
  Interest rate
     swaps...........  Interest    $    37        2       $  8      $--       $    37        2       $  6      $--
  Currency swaps.....  Currency        203       13           *      19           218       14          1       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     DESIGNATED AS
     HEDGING
     INSTRUMENTS.....                  240       15          8       19           255       16          7       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
DERIVATIVES NOT
  DESIGNATED AS
  HEDGING:
  Interest rate
     swaps...........  Interest        249       37         13        9           292       42         18        7
  Interest rate
     options.........  Interest     17,760       56         58       --        19,475       47        100       --
  Swaptions..........  Interest      6,781       31         62       --            --       --         --       --
  Corridor options...  Interest     18,650      166         27       --        20,725      184         74       --
  Currency swaps.....  Currency         72        3          1        3            --       --         --       --
  Currency forwards..  Currency         34       12          1         *             *       2         --         *
  Equity options.....  Market          275       25         40       --           844       35         31       --
  Credit default
     swaps:
     Buy protection..  Credit           12        3         --         *           12        3         --        1
     Sell
       protection....  Credit            1        1         --         *            1        1         --         *
  Average call rate
     spread..........  Interest         17        2         --        1            --       --         --       --
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     NOT DESIGNATED
     AS HEDGING
     INSTRUMENTS.....               43,851      336        202       13        41,349      314        223        8
                                   -------      ---       ----      ---       -------      ---       ----      ---
  ACCRUED INVESTMENT
     INCOME..........                   --       --         --       --            --       --           *      --
                                   -------      ---       ----      ---       -------      ---       ----      ---
TOTAL DERIVATIVES....              $44,091      351       $210      $32       $41,604      330       $230      $24
                                   =======      ===       ====      ===       =======      ===       ====      ===



--------

*    Amounts are less than $1 million.

(1) The estimated fair value of all derivatives in an asset position is reported within other investments, with the exception of accrued investment income, which is reported with investment income due and accrued in the accompanying Consolidated Balance Sheet, and the estimated fair value of all derivatives in a liability position, including investment income payable on derivatives, is reported within other liabilities in the accompanying Consolidated Balance Sheet. For 2010, accrued investment income on derivatives and investment income payable on derivatives was excluded from the above table.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH FLOW HEDGES

     The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder's Equity for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                           AMOUNT OF                   AMOUNT OF                   AMOUNT OF
                                          GAIN (LOSS)                 GAIN (LOSS)                 GAIN (LOSS)
                                         RECOGNIZED IN             RECLASSIFIED FROM           RECLASSIFIED FROM
                                       OCI ON DERIVATIVE          AOCI INTO NET INCOME        AOCI INTO NET INCOME
                                    (EFFECTIVE PORTION)(1)        (EFFECTIVE PORTION)        (INEFFECTIVE PORTION)
                                    ----------------------     -------------------------     ---------------------
                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                                 LOSSES         INCOME
                                                               ----------


                                                                              ----------
FOR THE YEAR ENDED 12/31/2010:
Interest rate contracts........              $ 10                  $ 8           $  1                 $--
Currency contracts.............               (12)                  (7)            (2)                 --
                                             ----                  ---           ----                 ---
Total..........................              $ (2)                 $ 1           $ (1)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2009:
Interest rate contracts........              $(20)                 $ 4           $ (1)                $--
Currency contracts.............               (32)                  --            (12)                 --
                                             ----                  ---           ----                 ---
Total..........................              $(52)                 $ 4           $(13)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2008:
Interest rate contracts........              $ 21                  $--           $ --                 $--
Currency contracts.............                24                   --             10                  --
                                             ----                  ---           ----                 ---
Total..........................              $ 45                  $--           $ 10                 $--
                                             ====                  ===           ====                 ===



--------

(1) The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder's Equity.

     In 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging. In December 31, 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The Company believes that it is no longer probable that all of the remaining forecasted cash flows will still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million has been reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income at December 31, 2009. There are no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses. In 2008, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

     There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Presented below is a roll forward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

                                                          2010   2009   2008
                                                          ----   ----   ----
Balance, beginning of year..............................  $(10)  $ 33   $ (2)
(Losses) gains deferred in OCI on the effective portion
  of cash flow hedges...................................    (2)   (52)    45
Losses (gains) reclassified to net income...............    --      9    (10)
                                                          ----   ----   ----
Balance, end of year....................................  $(12)  $(10)  $ 33
                                                          ====   ====   ====



     For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2010 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

  DERIVATIVES NOT QUALIFYING OR DESIGNATED AS HEDGING INSTRUMENTS

     The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                            AMOUNT OF GAIN
                                                          (LOSS) RECOGNIZED
                                                              IN INCOME
                                                          ON DERIVATIVES(1)
                                                         -------------------
                                                          2010   2009   2008
                                                         -----   ----   ----
Interest rate swaps....................................  $  (6)  $ 13    $--
Swaptions..............................................     11     --     --
Interest rate caps.....................................    (55)     1     --
Currency swaps.........................................     (2)    --     --
Corridor options.......................................    (47)    56    (30)
Currency forwards......................................      2     (1)    --
Equity options.........................................     (6)   (53)    44
Futures................................................    (32)   (16)    --
Bond forwards..........................................     25     --     --
Credit default swaps
  CDS -- buy protection................................       *    (1)    (1)
  CDS -- sell protection...............................       *      *    (1)
                                                         -----   ----    ---
Total..................................................  $(110)  $ (1)   $12
                                                         =====   ====    ===



--------

*    Recognized loss is less than $1 million.

(1) The amount of gain (loss) is reported within net investment gains (losses) in the Consolidated Statement of Income.

     The Company enters into credit default swaps ("CDS") both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The Company also sells CDS protection on a basket of U.S. securities and indexes in order to swap the credit risk from certain foreign denominated fixed maturities. The approximate term of these contracts ranges from three to ten years. At December 31, 2010, 2009 and 2008, the Company had four open contracts, for CDS at a notional amount of $13 million, with a negative fair value of less than $1 million, $1 million and $2 million, respectively. Realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


gains of less than $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the year ended December 31, 2010. For the year ended December 31, 2009, realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded. For the year ended December 31, 2008, realized losses of $2 million, which includes realized losses of $1 million related to credit protection sold, were recorded. These amounts are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2010, 2009 and 2008. The market value of swaps for credit protection sold was less than $1 million for December 31, 2010, 2009 and 2008. The Company posted collateral in the amount of $1 million, $2 million and $1 million for December 31, 2010, 2009 and 2008 respectively, on open positions for credit protection sold.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2010 and 2009, there were no embedded derivatives that could not be separated from their host contracts.

     The following table presents the fair value amounts of the Company's embedded derivatives at December 31, 2010 and 2009 (in millions):

                                                                                  FAIR VALUE
                                                                                 -----------
                                                  BALANCE SHEET LOCATION         2010   2009
                                           -----------------------------------   ----   ----
EMBEDDED DERIVATIVES IN ASSET HOST
  CONTRACTS:
Other(1).................................  Amounts recoverable from reinsurers   $ 48   $  5
EMBEDDED DERIVATIVES IN LIABILITY HOST
  CONTRACTS:
Guaranteed minimum accumulation
  benefits(1)............................  Policyholders' account balances       $222   $235


--------

(1) For further information on these embedded derivatives refer to Note 15 -- Fair Value Measurements.

     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                          2010   2009   2008
                                                          ----   ----   ----
Net revenue from reinsurance............................  $ 43    $(4)  $  6
Interest credited to policyholders' account balances....  $(25)   $90)  $236


NOTE 13 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $39 million and $12 million which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010 and 2009, respectively.

  GUARANTEES

     The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from these guarantees would not have a material adverse effect on the Company's financial position.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2010 and 2009, $452 million and $449 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2010 and 2009, the Company recorded cash collateral received under these agreements $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2010 and 2009.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2010 and 2009, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $146 million and $172 million at an average coupon rate of 0.19% and 0.01%, respectively. At December 31, 2010 and 2009, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $182 million and $535 million at an average coupon rate of 3.94% and 4.23%, respectively.

  LIENS

     Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 14 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $723 million, $684 million and $668 million for the years ended December 31, 2010, 2009 and 2008, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, by New York Life. In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2010, 2009 and 2008, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

     The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2010, 2009 and 2008, the total cost for these services amounted to $69 million, $53 million and $46 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2010, 2009 and 2008 of $16 million, $13 million, and $15 million, respectively.

     At December 31, 2010 and 2009, the Company had a net liability of $241 million and $221 million, respectively, for the above-described services, which are included in other assets and other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 4.42% to 7.81%. At December 31, 2010 and 2009, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $5,454 million and $4,858 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.14%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2010 and 2009, the amount of outstanding reserves on these contracts included in future policy benefits was $173 million and $176 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $85 million, $65 million and $86 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2010, 2009 and 2008, the Company incurred an expense of $29 million, $28 million and $14 million, respectively, under this agreement. At December 31, 2010 and 2009, the Company recorded no payables to NYLIFE Securities under this agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2010 and 2009.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2010, 2009 and 2008, the credit facility was not used, no interest was paid and no outstanding balance was due.

     On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. As of December 31, 2010 and 2009 there was $10 million and $51 million outstanding to Capital Corporation, respectively. Interest expense for 2010 and 2009 was less than $1 million. There was no interest expense for 2008.

     During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2010 and 2009, the Company recorded a receivable from MCF, included in investments in affiliates in the accompanying Consolidated Balance Sheet, of $5 million. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2010 the Company did not purchase any new loans only additional debt with existing loans. In 2009 the Company purchased certain loans from MCF with a total commitment amount of $73 million. At December 31, 2010, the Company held loans with a total commitment amount of $308 million of which $250 million had been funded and $58 million remained unfunded. At December 31, 2009, the Company held loans with a total commitment amount of $420 million of which $329 million had been funded and $91 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     On April 30, 2010, the Company entered into a revolving loan agreement with MCF, effective as of January 1, 2010 (the "MCF Loan Agreement"). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company's statutory admitted assets as of December 31 of the prior year, provided that the total aggregate funding provided to or on behalf of MCF by New York Life and its affiliates will not exceed the lesser of $3.2 billion or 3% of New York Life's statutory admitted assets as of December 31 of the prior year. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2010, the outstanding balance of loans to MCF under the MCF Loan Agreement was $533 million. These loans are reported in investments in affiliates in the accompanying Consolidated Balance Sheet. During 2010, the Company received interest payments from MCF totaling $8 million, which are included in net investment income in the accompanying Consolidated Statement of Income.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $18 million, $17 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million, and $2 million from NYLAZ for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, the Company recorded liabilities of approximately $2,823 million and $2,601 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, policyholders' account balances and separate account liabilities related to these policies aggregated $285 million and $270 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2010 and 2009, the Company recorded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


commission and fee expense to NYLINK agents of $4 million. For the year ended December 31, 2008 the Company recorded commission and fee expense to NYLINK agents of $3 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 15 --  FAIR VALUE MEASUREMENTS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs.
         Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact.
         Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs; they are classified as Level 3.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009 (in millions):

                                                                      2010
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $               $ 2,940        $    6      $ 2,946
  U.S. agencies, state and municipal......            --           1,222            10        1,232
  Foreign governments.....................            --             817            11          828
  U.S. corporate..........................            --          25,710           134       25,844
  Foreign corporate.......................            --           7,190            82        7,272
  Residential mortgage-backed securities..            --          16,282         1,100       17,382
  Commercial mortgage-backed securities...            --           5,150             3        5,153
  Asset-backed securities.................            --           3,147           564        3,711
  Redeemable preferred stock..............            --               6            --            6
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          62,464         1,910       64,374
                                                 -------         -------        ------      -------
Fixed maturities -- Trading
  Foreign governments.....................            --               1            --            1
  Asset-backed securities.................            --              76            19           95
                                                 -------         -------        ------      -------
Total fixed maturities -- Trading.........            --              77            19           96
                                                 -------         -------        ------      -------
Equity securities:
  Common stock............................            15              --             6           21
  Non-redeemable preferred stock..........            --               2             3            5
                                                 -------         -------        ------      -------
Total equity securities...................            15               2             9           26
                                                 -------         -------        ------      -------
Derivative assets (including embedded)....            --             211            --          211
Securities purchased under agreements to
  resell..................................            --             146            --          146
Cash and cash equivalents.................             9             730            --          739
Amounts recoverable from reinsurers.......            --              --            48           48
Separate account assets(1)................        18,336             309           114       18,759
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $18,360         $63,939        $2,100      $84,399
                                                 =======         =======        ======      =======
Policyholders' account balances(2)........            --              --           222          222
Derivative liabilities....................            --              32             1           33
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $    --         $    32        $  223      $   255
                                                 =======         =======        ======      =======



--------

(1) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

(2) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                      2009
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $    --         $ 2,991        $    8      $ 2,999
  U.S. agencies, state and municipal......            --             725            --          725
  Foreign governments.....................            --             757            25          782
  U.S. corporate..........................            --          23,207           142       23,349
  Foreign corporate.......................            --           5,993           328        6,321
  Residential mortgage-backed securities..            --          14,483           775       15,258
  Commercial mortgage-backed securities...            --           4,879            26        4,905
  Asset-backed securities.................            --           2,389           510        2,899
  Redeemable preferred stock..............            --              10            --           10
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          55,434         1,814       57,248
                                                 -------         -------        ------      -------
Fixed maturities -- Trading...............            --              21            22           43
Equity securities:
  Common stock............................            40              --             4           44
  Non-redeemable preferred stock..........            --               3            --            3
                                                 -------         -------        ------      -------
Total equity securities...................            40               3             4           47
                                                 -------         -------        ------      -------
Derivative assets (including
  embedded)(1)............................            --             229             1          230
Securities purchased under agreements to
  resell..................................            --             172            --          172
Investment, at fair value, of consolidated
  investment company......................            --             137            --          137
Cash and cash equivalents.................             9             427            --          436
Amounts recoverable from reinsurers.......            --              --             5            5
Separate account assets(2)................        15,819             221            49       16,089
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $15,868         $56,644        $1,895      $74,407
                                                 =======         =======        ======      =======
Policyholders' account balances(3)........            --              --           235          235
Derivative liabilities....................            --              24            --           24
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    24        $  235      $   259
                                                 =======         =======        ======      =======



--------

(1)  Includes less than $1 million derivative investment income due and accrued.

(2) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

(3) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

TRANSFERS BETWEEN LEVELS

     Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company's policy is to assume the transfer occurs at the beginning of the period.

  TRANSFERS BETWEEN LEVELS 1 AND 2

     Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

     During the twelve months ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

  TRANSFERS INTO AND OUT OF LEVEL 3

     The Company's basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

     Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

     During the year ended December 31, 2010, the Company transferred $270 million of securities into Level 3 consisting of fixed maturity available-for-sale securities and separate accounts assets. The transfers into Level 3 related to fixed maturity available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

     Transfers out of Level 3 of $630 million during the year ended December 31, 2010 was primarily due to significant increase in market activity, or one or more significant input(s) becoming observable for fixed maturity available-for-sale and trading securities.

     Net transfers into (out of) Level 3 for fixed maturity available-for-sale securities totaled ($909) million during the year ended December 31, 2009. For the year ended December 31, 2009, transfers out of Level 3 were primarily the result of observable inputs utilized within valuation methodologies and observable information from third party pricing services or internal models in place of previous broker quotes. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs in valuation methodologies as well as the utilization of broker quotes for certain assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2010 and 2009 (in millions):

                                                                    2010
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 8           $--          $ 25         $142       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains
          (losses)..................        --            --            --           (2)        (13)
       Net investment income(1).....        --            --            --           --          --
       Net revenue from
          reinsurance...............        --            --            --           --          --
       Interest credited to
          policyholders' account
          balances..................        --            --            --           --          --
     Other comprehensive income.....         1            --            --            5          (2)
  Purchases, sales, issuances and
     settlements....................        (3)           10            11           15         (75)
  Transfers into Level 3(2).........        --            --            --           25          69
  Transfers (out of) Level 3(2).....        --            --           (25)         (51)       (225)
                                           ---           ---          ----         ----       -----
FAIR VALUE, END OF YEAR.............       $ 6           $10          $ 11         $134       $  82
                                           ===           ===          ====         ====       =====




                                      RESIDENTIAL   COMMERCIAL                   TOTA FIXED      ASSET-
                                       MORTGAGE-     MORTGAGE-                  MATURITIES-      BACKED
                                         BACKED       BACKED     ASSET-BACKED    AVAILABLE-   SECURITIES-
                                       SECURITIES   SECURITIES    SECURITIES      FOR-SALE      TRADING
                                      -----------   ----------   ------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......    $   775        $ 26          $ 510         $1,814         $22
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
     Net investment gains (losses)..         --          --             (6)           (21)         --
     Net investment income(1).......         20          --              2             22          --
     Net revenue from reinsurance...         --          --             --             --          --
     Interest credited to
       policyholders' account
       balances.....................         --          --             --             --          --
     Other comprehensive income.....         23           4             30             61          --
  Purchases, sales, issuances and
     settlements....................        331         (23)           160            426          (1)
  Transfers into Level 3(2).........        139           1              2            236          --
  Transfers (out of) Level 3(2).....       (188)         (5)          (134)          (628)         (2)
                                        -------        ----          -----         ------         ---
FAIR VALUE, END OF YEAR.............    $ 1,100        $  3          $ 564         $1,910         $19
                                        =======        ====          =====         ======         ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    2010
                                        -----------------------------------------------------------
                                                    NON-                   DERIVATIVE     AMOUNTS
                                                 REDEEMABLE      TOTAL       ASSETS     RECOVERABLE
                                        COMMON    PREFERRED     EQUITY     (INCLUDING       FROM
                                         STOCK      STOCK     SECURITIES    EMBEDDED)    REINSURERS
                                        ------   ----------   ----------   ----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.........    $ 4        $--          $ 4          $ 1          $  5
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)..      2         --            2           --            --
       Net investment income(1).......     --         --           --           --            --
       Net revenue from reinsurance...     --         --           --           --            43
       Interest credited to
          policyholders' account
          balances....................     --         --                        --            --
     Other comprehensive income.......     (1)         3            2           (1)           --
  Purchases, sales, issuances and
     settlements......................      1         --            1           --            --
  Transfers into Level 3(2)...........     --         --           --           --            --
  Transfers (out of) Level 3(2).......     --         --           --           --            --
                                          ---        ---          ---          ---          ----
FAIR VALUE, END OF YEAR...............    $ 6        $ 3          $ 9          $--          $ 48
                                          ===        ===          ===          ===          ====




                                         SEPARATE            POLICYHOLDERS'
                                          ACCOUNT    TOTAL       ACCOUNT       DERIVATIVE      TOTAL
                                          ASSETS    ASSETS      BALANCES      LIABILITIES   LIABILITIES
                                         --------   ------   --------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........    $ 49     $1,895        $ 235           $--           $235
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)...      --        (19)          --             1              1
       Net investment income(1)........      --         22           --            --             --
       Net revenue from reinsurance....      --         43           --            --             --
       Interest credited to
          policyholders' account
          balances.....................      --         --          (25)           --             --
     Other comprehensive income........       4         66           --            --             --
  Purchases, sales, issuances and
     settlements.......................      27        453           12            --             12
  Transfers into Level 3(2)............      34        270           --            --             --
  Transfers (out of) Level 3(2)........      --       (630)          --            --             --
                                           ----     ------        -----           ---           ----
FAIR VALUE, END OF YEAR................    $114     $2,100        $ 222           $ 1           $223
                                           ====     ======        =====           ===           ====



--------

(1) Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    2009
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 5           $ 3          $ 9         $ 300       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses)
          gains.....................        --            --           --           (11)        (12)
       Net investment income(1).....        --            --           --            --          --
       Net revenue from
          reinsurance...............        --            --           --            --          --
       Interest credited to
          policyholders' account
          balances..................        --            --           --            --          --
     Other comprehensive income.....        (1)           --           --            40          47
  Purchases, sales, issuances and
     settlements....................         9            --           25           (39)        118
  Transfers into (out of) Level
     3(2)...........................        (5)           (3)          (9)         (148)       (153)
                                           ---           ---          ---         -----       -----
FAIR VALUE, END OF YEAR.............       $ 8           $--          $25         $ 142       $ 328
                                           ===           ===          ===         =====       =====




                                         RESIDENTIAL   COMMERCIAL                   FIXED
                                          MORTGAGE-     MORTGAGE-     ASSET-      MATURITY
                                            BACKED       BACKED       BACKED       TRADING    COMMON
                                          SECURITIES   SECURITIES   SECURITIES   SECURITIES    STOCK
                                         -----------   ----------   ----------   ----------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........     $ 609          $13         $ 503         $36        $ 1
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...         1            1             2          (3)        --
       Net investment income(1)........        --           --             1           3         --
       Net revenue from reinsurance....        --           --            --          --         --
       Interest credited to
          policyholders' account
          balances.....................        --           --            --          --         --
     Other comprehensive income........         1           --            (6)         --          2
  Purchases, sales, issuances and
     settlements.......................       578            3           188          (7)         2
  Transfers into (out of) Level 3(2)...      (414)           9          (178)         (7)        (1)
                                            -----          ---         -----         ---        ---
FAIR VALUE, END OF YEAR................     $ 775          $26         $ 510         $22        $ 4
                                            =====          ===         =====         ===        ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                     2009
                                                 --------------------------------------------
                                                                AMOUNTS
                                                              RECOVERABLE   SEPARATE
                                                 DERIVATIVE       FROM       ACCOUNT    TOTAL
                                                   ASSETS      REINSURERS    ASSETS    ASSETS
                                                 ----------   -----------   --------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND
  LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..................      $ 4          $ 9         $ 151    $1,971
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...........       --           --            (2)      (24)
       Net investment income(1)................       --           --            --         4
       Net revenue from reinsurance............       --           (4)           --        (4)
       Interest credited to policyholders'
          account balances.....................       --           --            --        --
     Other comprehensive income................       (3)          --            --        80
  Purchases, sales, issuances and settlements..       --           --          (100)      777
  Transfers into (out of) Level 3(2)...........       --           --            --      (909)
                                                     ---          ---         -----    ------
FAIR VALUE, END OF YEAR........................      $ 1          $ 5         $  49    $1,895
                                                     ===          ===         =====    ======




                                                              POLICYHOLDERS'
                                                                  ACCOUNT         TOTAL
                                                                 BALANCES      LIABILITIES
                                                              --------------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR...............................       $316            $316
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains........................         --              --
       Net investment income(1).............................         --              --
       Net revenue from reinsurance.........................         --              --
       Interest credited to policyholders' account
          balances..........................................        (90)            (90)
     Other comprehensive income.............................         --              --
  Purchases, sales, issuances and settlements...............          9               9
  Transfers into (out of) Level 3(2)........................         --              --
                                                                   ----            ----
FAIR VALUE, END OF YEAR.....................................       $235            $235
                                                                   ====            ====



--------

(1) Net investment income (loss) includes amortization of discount and premium on fixed maturities.

(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below include the unrealized gains or losses for the years ended December 31, 2010 and 2009 by category for Level 3 assets and liabilities still held at December 31, 2010 and 2009 (in millions):

                                                                     2010
                                      -----------------------------------------------------------------
                                      U.S. TREASURY,                           RESIDENTIAL   COMMERCIAL
                                        AGENCY AND                              MORTGAGE-     MORTGAGE-
                                        GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                        GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                      --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING
  TO LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)..................        $--           $--         $(20)        $ 1           $--
       Net investment income........         --            --           --          18            --
       Net revenue from
          reinsurance...............         --            --           --          --            --
       Interest credited to
          policyholders' account
          balances..................         --            --           --          --            --
     Other comprehensive
       gains/(losses)...............          1             4            5          22            (1)
                                            ---           ---         ----         ---           ---
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)..........................        $ 1           $ 4         $(15)        $41           $(1)
                                            ===           ===         ====         ===           ===




                                                                         NON-        AMOUNTS
                                                  ASSET-              REDEEMABLE   RECOVERABLE
                                                  BACKED     COMMON    PREFERRED       FROM
                                                SECURITIES    STOCK      STOCK      REINSURERS
                                                ----------   ------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........      $(6)       $ 2        $--          $--
       Net investment income..................        1         --         --           --
       Net revenue from reinsurance...........       --         --         --           43
       Interest credited to policyholders'
       account balances.......................       --         --         --           --
     Other comprehensive gains/(losses).......       24         --          3           --
                                                    ---        ---        ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....      $19        $ 2        $ 3          $43
                                                    ===        ===        ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                         2010
                                                  -------------------------------------------------
                                                   SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT     TOTAL       ACCOUNT         TOTAL
                                                  ASSETS(1)   ASSETS      BALANCES      LIABILITIES
                                                  ---------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $--       $(23)        $ --            $ --
       Net investment income....................      --         19           --              --
       Net revenue from reinsurance.............      --         43           --              --
       Interest credited to policyholders'
          account balances......................      --         --          (16)            (16)
     Other comprehensive gains/(losses).........       4         62           --              --
                                                     ---       ----         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $ 4       $101         $(16)           $(16)
                                                     ===       ====         ====            ====



--------

(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

                                                                      2009
                                       -----------------------------------------------------------------
                                       U.S. TREASURY,                           RESIDENTIAL
                                         AGENCY AND                              MORTGAGE-      ASSET-
                                         GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                         GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                       --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING TO
  LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)...................        $--           $--         $--          $--          $ --
       Net investment income.........         --            --          --           --             1
       Net revenue from reinsurance..         --            --          --           --            --
       Interest credited to
          policyholders' account
          balances...................         --            --          --           --            --
     Other comprehensive
       gains/(losses)................         (1)           19          47            1           (18)
                                             ---           ---         ---          ---          ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)...........................        $(1)          $19         $47          $ 1          $(17)
                                             ===           ===         ===          ===          ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                     2009
                                                ----------------------------------------------
                                                                         FIXED       AMOUNTS
                                                                       MATURITY    RECOVERABLE
                                                COMMON   DERIVATIVE     TRADING        FROM
                                                 STOCK     ASSETS     SECURITIES    REINSURERS
                                                ------   ----------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........    $--        $--          $(4)         $--
       Net investment income..................     --         --            6           --
       Net revenue from reinsurance...........     --         --           --           (4)
       Interest credited to policyholders'
       account balances.......................     --         --           --           --
     Other comprehensive gains/(losses).......      2         (3)          --           --
                                                  ---        ---          ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....    $ 2        $(3)         $ 2          $(4)
                                                  ===        ===          ===          ===




                                                  SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT    TOTAL       ACCOUNT         TOTAL
                                                   ASSETS    ASSETS      BALANCES      LIABILITIES
                                                  --------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $41       $37         $ --            $ --
       Net investment income....................      --         7           --              --
       Net revenue from reinsurance.............      --        (4)          --              --
       Interest credited to policyholders'
          account balances......................      --        --          (79)            (79)
     Other comprehensive gains/(losses).........      --        47           --              --
                                                     ---       ---         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $41       $87         $(79)           $(79)
                                                     ===       ===         ====            ====



--------

(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third-party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

     The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

     The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

LEVEL 1 MEASUREMENTS

  EQUITY SECURITIES

     These securities are comprised of certain exchange traded U.S. and foreign common stock. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  SEPARATE ACCOUNT ASSETS

     These assets are comprised of actively traded open-ended mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

LEVEL 2 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The fair value of fixed maturity securities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. Where the vendor updates the price to be consistent with the market observations, the security remains a Level 2.

     Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

     While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

     For certain private placements, which are below investment grade and not part of the Bloomberg data, the adjustments for maturity rating and liquidity are calculated by the analyst. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For certain short-term investments, amortized cost is used as the best estimate of fair value.

  EQUITY SECURITIES

     These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

  SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL

     Due to the short-term nature (generally one month) of this investment, the asset's carrying value approximates fair value.

  DERIVATIVE ASSETS AND LIABILITIES

     The fair value of these derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and the exchange value of the U.S. dollar.

     Over-the-counter ("OTC") derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting arrangements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company's derivative agreements are with highly rated major international financial institutions.

  CASH EQUIVALENTS

     These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets, however their fair value is based on observable inputs. The prices are either from a pricing vendor or amortized cost is used as the best estimate of fair value.

  SEPARATE ACCOUNT ASSETS

     These are investments primarily related to investments in privately placed corporate bonds, mortgage-backed securities, commercial mortgages and equities, as well as publicly traded investment grade corporate bonds, high-yield bonds and treasury bonds. These separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

LEVEL 3 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

     Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

  EQUITY SECURITIES

     These securities include equity investments with privately held entities, including a government organization, where the prices are derived from internal valuations or the Company's private placement models since the securities are not actively traded in an active market.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received if applicable, or an estimate of fair value provided by the investment manager.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included are the embedded derivatives for GMAB contracts.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. The spread reflects the market's perception of the Company's non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 in the fair value hierarchy.

NON-RECURRING FAIR VALUE MEASUREMENTS

     Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2010 (in millions):

                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2010
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(39)    $(39)



                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2009
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(40)    $(40)


     The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent on the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

     The carrying value and estimated fair value of instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2010 and 2009 are presented below (in millions):

                                                        2010                        2009
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,805       $ 6,143       $ 5,779       $ 5,688
Collateralized third-party loans...........   $   273       $   290       $   351       $   384
LIABILITIES
Policyholders' account
  balances -- Investment contracts.........   $34,703       $35,005       $32,042       $32,469
Debt.......................................   $    20       $    20       $    70       $    70
Collateral received on securities lending
  and repurchase agreements................   $   461       $   461       $   461       $   461
                                              -------       -------       -------       -------



  MORTGAGE LOANS

     Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

  COLLATERALIZED THIRD-PARTY LOANS

     The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES -- INVESTMENT CONTRACTS

     This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company's medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  DEBT

     The carrying amount of the Company's non-recourse debt and other debt approximates fair value.

  COLLATERAL RECEIVED ON SECURITIES LENDING AND REPURCHASE AGREEMENTS

     The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes (paid) received were ($356) million, $63 million and ($14) million during 2010, 2009 and 2008, respectively.

     Total interest paid was $14 million, $13 million and $15 million during 2010, 2009 and 2008, respectively.

  NON-CASH TRANSACTIONS

     There was a non-cash capital contribution transaction of $123 million in fixed maturities for the year ended December 31, 2009. There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets.

     Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturity securities and mortgage loans. Other non-cash investing transactions were $6 million for the year ended December 31, 2009 which was related to transfers between mortgage loans and real estate. There were no other non-cash investing transactions for the year ended December 31, 2008.

NOTE 17 --  STATUTORY FINANCIAL INFORMATION

     The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the Company's statutory surplus at December 31, 2010 and 2009 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

                                                             2010     2009
                                                            ------   ------
Statutory Surplus, Delaware Basis.........................  $5,424   $4,998
State prescribed or permitted practices:
Presenting Universal Life and Variable Universal Life
  Separate Accounts at book value.........................     124       21
                                                            ------   ------
Statutory Surplus, NAIC SAP...............................  $5,548   $5,019
                                                            ======   ======



     Statutory net income (loss) for the years ended December 31, 2010, 2009 and 2008 was $562 million, $225 million and ($387) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2010 or 2009. As of December 31, 2010, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,618 million. The maximum amount of dividends that may be paid in 2011 without prior approval is $540 million.

NOTE 18 --  SUBSEQUENT EVENTS

     As of March 16, 2011, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company's books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York

March 16, 2011

                            PART C. OTHER INFORMATION






ITEM 26.         EXHIBITS

(a)              Board of Directors Resolutions

(a)(1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit 1.(1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant's Post-Effective Amendment No.
                 4 on Form S-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(a)(2) Resolution of the Board of Directors of NYLIAC authorizing filings relating to the Policy with the Securities and Exchange Commission - Previously filed as Exhibit 1.(1)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/13/98 and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Survivorship Variable Adjustable Life Insurance - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(2) Form of Policy for Survivorship Variable Universal Life Policies (No. 302-150) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a)(l) to Registrant's Post-Effective Amendment No. 5 on Form S-6 (File No. 333-39157), filed 1/24/02 and incorporated herein by reference.

(d)(3) Form of Guaranteed Minimum Death Benefit Rider for Survivorship Variable Adjustable Life Insurance - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(4) Form of Level First-To-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(c) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(5) Amended Form of Level First-to-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(c)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(6) Form of First-To-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 1.(5)(d) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(7) Amended Form of First-to-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 1.(5)(d)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(8) Form of Supplementary Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(e) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(9) Form of Accelerated Benefits Rider for Survivorship Variable Adjustable Life Insurance - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(f) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(10) Life Extension Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to Registrant's Post-Effective Amendment No. 5 on Form S-6 (File No. 333-39157), filed 1/24/02 and incorporated herein by reference.

(e)              Applications.

(e)(1) Form of Application - Previously filed as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to Post-Effective Amendment No. 4 to Registrant's registration statement on Form S-6 (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and filed 7/3/96 incorporated herein by reference.


(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.


(g)              Reinsurance Contracts.

(g)(1) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/17/03 and incorporated herein by reference.

(g)(2) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies - Amendment Number 1 thereto, and Amendment Number 2 thereto - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/17/03 and incorporated herein by reference.

(g)(3) Specimen Faculative Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.201(e) as Exhibit (g)(5) to Post Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed on 1/2/97 and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.


(h)(6) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.


(h)(8) Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T,
                 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I
                 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(11) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(13) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(15) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(16)          Form of Participation Agreement, dated May 1, 2007, among
                 New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc.
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(17)          Form of Participation Agreement, dated May 1, 2007, among
                 New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File
                 No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File
                 No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.



(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File
                 No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(7) Addendum to the Participation Agreement among Calvert Variable Series, Inc. Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.


(i)(8) Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.


(i)(9) Form of Administrative and Shareholder Services Letter of Agreement dated 1/16/98 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-79309), filed 9/13/05 and incorporated herein by reference.


(i)(10) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(11)          Administrative Service Agreement between Morgan Stanley & Co.
                 Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-147707), filed on 4/14/08 and incorporated herein by reference.

(i)(12) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(13)          Form of Service Agreement by and between AIM Advisors, Inc.
                 and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(14) Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc.
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(15)          Administrative Services Letter of Agreement, dated May 1,
                 2007, between Deutsche Investment Management Americas, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(16) Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post- Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.


(j)              Other Material Contracts.




(j)(1) Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.




(j)(2) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(3) Powers of Attorney for Stephen P. Fisher, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(4) Powers of Attorney for John T. Fleurant, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(5) Powers of Attorney for Robert M. Gardner, Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(6) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(7) Powers of Attorney for Michael J. Gordon, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(8) Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(9) Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.






(j)(10)            Powers of Attorney for Mark W. Pfaff, Director and Executive
                  Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.






(j)(11) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(12) Powers of Attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



(j)(13) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.






(j)(14) Powers of Attorney for Susan A. Thrope, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)              Actuarial Opinion.


                 Opinion and consent of Amanda L. Kuhl, Actuary - Filed herewith.


(m)              Calculation.

                 Sample Calculation of Illustrations - Filed herewith.

(n)              Other Opinions.

(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the survivorship variable adjustable life insurance policies - previously filed as Exhibit 8(d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

(q)(2) Memorandum describing NYLIAC's Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(iii) - Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Christopher O. Blunt      Director, Executive Vice President
Frank M. Boccio           Director and Executive Vice President
Mark W. Pfaff             Director and Executive Vice President
Michael E. Sproule        Director, Executive Vice President and Chief Financial Officer
Solomon Goldfinger        Director, Senior Vice President and Senior Advisor
Michael J. Gordon         Director and Senior Vice President
Steven D. Lash            Director and Senior Vice President
Arthur H. Seter           Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg         Director, Senior Vice President and Chief Actuary
Stephen P. Fisher         Director
John T. Fleurant          Director
Susan A. Thrope           Director
John Y. Kim               Executive Vice President - CEO and President of New York
                          Life Investments
Patricia Barbari          Senior Vice President
Scott L. Berlin           Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President & Chief Legal Officer
Robert J. Hebron          Senior Vice President
Angela T. Kyle            Senior Vice President
Barbara McInerney         Senior Vice President & Chief Compliance Officer
Anthony Malloy            Senior Vice President
Gary J. Miller            Senior Vice President
Michael M. Oleske         Senior Vice President and Chief Tax Counsel
Frank J. Ollari           Senior Vice President
Paul T. Pasteris          Senior Vice President
Gerard A. Rocchi          Senior Vice President
Eileen T. Slevin          Senior Vice President and Chief Information Officer
Mark W. Talgo             Senior Vice President
Joseph Bennett            First Vice President
Stephen A. Bloom          First Vice President and Chief Underwriter
Minas C. Joannides        First Vice President and Chief Medical Director
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President
Thomas J. Troeller        First Vice President and Actuary
Richard J. Witterschein   First Vice President and Treasurer
Stephen Abramo            Vice President
Nikhil A. Advani          Vice President
Mitchell P. Ascione       Vice President
David Boyle               Vice President
Craig L. DeSanto          Vice President and Actuary
Robert M. Gardner         Vice President and Controller
Robert J. Hynes           Vice President
Michael P. Lackey         Vice President
Catherine A. Marrion      Vice President and Secretary
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Nicholas Pasyanos         Vice President and Actuary
Linda M. Reimer           Vice President and Associate Legal Officer
Andrew N. Reiss           Vice President - National Sales Manager
Michelle D. Richter       Vice President
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
George E. Silos           Vice President and Actuary
Teresa A. Turner          Vice President
Robin M. Wagner           Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland

ICAP Funds Inc.                                                        Maryland

Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

MainStay Funds Trust                                                   Delaware

New York Life Insurance and Annuity Corporation                        Delaware

     Pacific Square Investments LLC                                    Delaware

          29 Park Investments No. 2 Limited                            Cayman Islands

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware


--------

         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.


--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of        Percent of Voting
Name                                                                   Organization           Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
         Jacob Ballas Capital India PVT. Ltd.                          Mauritius                 24.66%
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, LLC                           Delaware
              New York Life Capital Partners, L.P.                     Delaware
         New York Life Capital Partners II, LLC                        Delaware
              New York Life Capital Partners II, L.P.                  Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
              New York Life Capital Partners III GenPar, LP            Delaware
                   New York Life Capital Partners III, LP              Delaware
                       NYLCAP III RBG Corp.                            Delaware
                   New York Life Capital Partners III-A, LP            Delaware
                       NYLCAP III-A RBG Corp.                          Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
              New York Life Capital Partners IV GenPar, LP             Delaware
                   New York Life Capital Partners IV, LP               Delaware
                   New York Life Capital Partners IV-A, LP             Delaware
         NYLCAP 2010 Co-Invest GenPar GP, LLC                          Delaware
              NYLCAP 2010 Co-Invest GenPar L.P.                        Delaware
                   NYLCAP 2010 Co-Invest L.P.                          Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.     Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker A L.P.            Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.     Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker B L.P.            Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
              NYLIM Mezzanine GenPar, LP                               Delaware
                  New York Life Investment Management Mezzanine
                  Partners, LP                                         Delaware
                      NYLIM Mezzanine Luxco S.a.r.l.                   Luxembourg
                  NYLIM Mezzanine Partners Parallel Fund, LP           Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
                  NYLIM Mezzanine Partners II, AIV, L.P.               Delaware
                      NYLIM Mezzanine Partners II, AIV, INC.           Delaware
                  NYLIM Mezzanine Offshore Partners II, LP             Cayman Islands
                  NYLIM Mezzanine Partners II, GenPar, LP              Delaware
                      New York Life Investment Management Mezzanine    Delaware
                      Partners II, LP
                           NYLIM Mezzanine II Luxco S.a.r.l.           Luxembourg
                      NYLIM Mezzanine Partners II Parallel Fund, LP    Delaware
                           NYLIM Mezzanine II Parallel Luxco
                           S.a.r.l.                                    Luxembourg
                      NYLIM Mezzanine Partners II AIV Splitter, LP     Delaware
         NYLCAP Canada GenPar Inc.                                     Canada
              NYLCAP Select Manager Canada Fund, LP                    Canada
         NYLCAP India Funding LLC                                      Delaware
              NYLIM-JB Asset Management Co. LLC                        Mauritius                24.66%
                  New York Life Investment Management India
                   Fund II, LLC                                        Mauritius
                      New York Life Investment Management India Fund   Mauritius
                       (FVCI) II, LLC
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
              NYLCAP Select Manager GenPar, LP                         Delaware
                  NYLCAP Select Manager Fund, LP                       Delaware
              NYLCAP Select Manager Cayman Fund, LP                    Cayman Islands
         NYLIM-JB Asset Management Co. (Mauritius) LLC                 Mauritius                24.6%
              New York Life Investment Management India Fund II, LLC   Mauritius                24.6%
                  New York Life Investment Management India
                  Fund (FVCI) II, LLC                                  Mauritius                24.6%
         NYLCAP India Funding III LLC                                  Delaware
              NYLIM-JB Asset Management Co. III LLC                    Mauritius                24.66%
                  NYLIM Jacob Ballas India Fund III LLC                Mauritius
                       NYLIM Jacob Ballas Capital India                Mauritius
                       (FVCI) III LLC
                       NYLIM Jacob Ballas India (FII) III LLC          Mauritius
         NYLCAP Mezzanine Partners III GenPar GP, LLC                  Delaware
              NYLCAP Mezzanine Partners III GenPar, LP                 Delaware                 44.16%
                  NYLCAP Mezzanine Partners III, LP                    Delaware
                       NYLCAP Mezzanine III Luxco S.a.r.l.             Luxembourg
              NYLCAP Mezzanine Offshore Partners III, LP               Cayman Islands
     MacKay Shields LLC                                                Delaware
         MacKay Shields Core Plus Opportunities Fund GP LLC            Delaware
              MacKay Shields Core Plus Opportunities Fund LP           Delaware
         MacKay Municipal Managers Opportunities GP LLC                Delaware
              MacKay Municipal Opportunities Master Fund, L.P.         Delaware
              Mariner Municipal Opportunities Fund, L.P.               Delaware
         MacKay Municipal Managers Credit Opportunities GP LLC         Delaware
              MacKay Municipal Credit Opportunities Master Fund, L.P.  Delaware
              Mariner Municipal Credit Opportunities Fund, L.P.        Delaware
         MacKay Shields High Yield Active Core Fund GP LLC             Delaware
              MacKay Shields High Yield Active Core Fund LP            Delaware
         MacKay Shields Credit Strategy Fund Ltd.                      Cayman Islands
         MacKay Shields Defensive Bond Arbitrage Fund Ltd.             Bermuda                  40.13%
         MacKay Shields Core Plus Opportunities Fund Ltd.              Cayman Islands
         MacKay Shields Credit Strategy Partners LP                    Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
              MacKay Shields Long/Short Fund LP                        Delaware
              MacKay Shields Long/Short Fund (Master) LP               Delaware
              MacKay Shields Long/Short Fund (QP) LP                   Delaware
              MacKay Shields Long/Short Fund (Offshore) LP             Cayman Islands
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
              NYLIM Large Cap Enhanced Index Fund p.l.c.               Ireland
         NYLIM Fund II GP, LLC                                         Delaware
              NYLIM Real Estate Mezzanine Fund II, LP                  Delaware
                  NYLIM-TND, LLC                                       Delaware
                  NYLIM-CN, LLC                                        Delaware
                  NYLIM-DCM, LLC                                       Delaware
                      NYLIM-MM, LLC                                    Delaware
                           DCM-N, LLC                                  Delaware                   80%
                                DCM Warehouse Series A, LLC            Delaware
                                     DCM Warehouse Series One, LLC     Delaware
                                          Sixteen West Savannah, LLC   Indiana
                                          Metropolis I Perm, LLC       Delaware
                                          Metropolis II Construction,
                                          LLC                          Delaware
                                          CLV Holding, LLC             Indiana
                                               Current at Lee Vista,
                                               LLC                     Florida                    75%
                                          Streets Las Vegas, LLC       Arizona                    90%
                  NYLIM Re Mezzanine Fund II Investment
                  Corporation                                          Delaware
                       Albany Hills Holding, LLC                       Delaware
                            Joplin Holding, LLC                        Delaware
                                 Joplin Properties LLC                 Missouri                   50%
                       NYLIM-JP LLC                                    Delaware
                          Jefferson at Maritime Holding, L.P.          Delaware
                             Jefferson at Maritime GP, LLC             Delaware
                                Jefferson at Maritime, L.P.            Delaware
                  NYLIM Repurchase Mezzanine Subsidiary LLC            Delaware
                  Kimball Woods LLC                                    Delaware                   50%
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM-GCR Fund I LLC                                          Delaware                   50%
              NYLIM-GCR Fund I 2002 L.P.                               Delaware                   50%
         WFHG GP, LLC                                                  Delaware                   50%
              Workforce Housing Fund I-2007 LP                         Delaware
     Madison Capital Funding LLC                                       Delaware
         MCF Co-Investment GP, LLC                                     Delaware
           MCF Co-Investment GP, LP                                    Delaware
               Madison Capital Funding Co-Investment Fund, LP          Delaware
         MCF Fund I LLC                                                Delaware
         MCF Capital Management LLC                                    Delaware
           OFS Capital WM, LLC                                         Delaware
     McMorgan & Company LLC                                            Delaware
     Madison Square Investors LLC                                      Delaware
         Madison Square Investors Asian Equity Market Neutral
         Master Fund Ltd.                                              Cayman Is.
         Madison Square Investors Large-Cap Enhanced Index Fund GP,
            LLC                                                        Delaware
               Madison Square Investors Large-Cap Enhanced Index
                  Fund L.P.                                            Delaware
          Madison Square Investors Asian Equity Market Neutral
               Fund GP, LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Private Advisors L.L.C.                                           Delaware                   60%
       Private Advisors Small Company Buyout Fund IV, LP               Delaware
     New York Life Investments International Limited                   Ireland
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    HSBC New York Life Seguros de Retiro (Argentina) S.A.              Argentina                  40%
    HSBC New York Life Seguros de Vida (Argentina) S.A.                Argentina                  40%
    Maxima S.A. AFJP                                                   Argentina                  40%
    New York Life Insurance Worldwide Limited                          Bermuda                 95.98%
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYL Cayman Holdings Ltd.                                           Cayman Islands
       New York Life Worldwide Capital, LLC                            Delaware
          Fianzas Monterrey, S.A.                                      Mexico                  99.95%
             Operadora FMA, S.A. de C.V.                               Mexico                  99.99%
    NYL-HK Capital Planning LLC                                        Delaware
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        NYL Data Center Limited                                        Thailand                99.97%
    Siam Commercial New York Life Insurance Public Company             Thailand                47.33%
       Limited
    New York Life International India Fund (Mauritius) LLC             Mauritius               92.97%
    SEAF Sichuan SME Investment Fund LLC                               Delaware                39.98%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  95%
        Max New York Life Insurance Limited                            India                      26%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.998%
         Administradora de Conductos SMNYL, S.A. de C.V.               Mexico                     99%
         Agencias de Distribution SMNYL, S.A. de C.V.                  Mexico                     99%
    NYL Cayman Ltd.                                                    Cayman Islands
Seward Lease Acquisition LLC                                           Delaware                56.76%
Silver Spring, LLC                                                     Delaware
   Silver Spring Associates, L.P.                                      Pennsylvania
Biris Holdings LLC                                                     Delaware
NYL Wind Investments LLC                                               Delaware
New York Life Short Term Fund                                          New York
29 Park Investments No. 1 Limited                                      Cayman Islands
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
   NYMH-Houston, L.P.                                                  Texas
NYMH-Plano GP, LLC                                                     Delaware
   NYMH-Plano, L.P.                                                    Texas
NYMH-Freeport GP, LLC                                                  Delaware
   NYMH-Freeport, L.P.                                                 Texas
NYMH-Ennis GP, LLC                                                     Delaware
   NYMH-Ennis, L.P.                                                    Texas
NYMH-San Antonio GP, LLC                                               Delaware
   NYMH-San Antonio, L.P.                                              Texas
NYMH-Taylor GP, LLC                                                    Delaware
   NYMH-Taylor, L.P.                                                   Texas
NYMH-Stephenville GP, LLC                                              Delaware
   NYMH-Stephenville, L.P.                                             Texas
NYMH-Farmingdale, NY LLC                                               Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia GP, LLC                                         Delaware
   NYLMDC-King of Prussia Realty, LP                                   Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware
   CC Acquisitions, LP                                                 Delaware
   Martingale Road LLC                                                 Delaware              71.4693%
   NYL Midwest Apartments LLC                                          Delaware
   REEP-MF Verde NC LLC                                                Delaware
PTC Acquisitions, LLC                                                  Delaware

ITEM 29.          INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141 (f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the Bylaws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



Names of Directors and Officers   Positions and Offices with Underwriter
-------------------------------   ------------------------------------------
John Y. Kim                       Chief Executive Officer
Stephen P. Fisher                 Manager, President and Chief Operating Officer
Christopher O. Blunt              Chairman and Executive Vice President, Retirement Income Security
Penny Nelson                      Manager and Managing Director, Operations
Drew E. Lawton                    Manager
Robert J. Hebron                  Executive Vice President, AMN Executive Benefits and Retail Distribution
John R. Meyer                     Executive Vice President, IAD and RIS Agency Distribution
Thomas A. Clough                  Senior Managing Director, Retirement Plan Services
Barbara McInerney                 Senior Managing Director, Compliance
Daniel A. Andriola                Managing Director and Controller
Philip L. Gazzo                   Managing Director, Retirement Income Security
Mark A. Gomez                     Managing Director and Chief Compliance Officer
Joseph J. Henehan                 Managing Director, Retirement Plan Services
Marguerite E. H. Morrison         Managing Director and Secretary
Rebekah M. Mueller                Managing Director, Retirement Plan Services
Mark S. Niziak                    Managing Director, Retirement Plan Services
John J. O'Gara                    Managing Director, Life Distribution
Bernadette Hoban                  Director, Retirement Income Security
Linda M. Howard                   Director, Compliance and Anti-Money Laundering Officer
Paula Taylor                      Director, Retirement Plan Services
John Vaccaro                      Director, Compliance
Albert W. Leier                   Vice President - Financial Operations and Treasurer
David F. Boyle                    Vice President, Executive Benefits

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 32.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 33.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Survivorship Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES

      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 19th day of April, 2011.


                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)


                                              By:  /s/ Michelle D. Richter
                                                   -----------------------------
                                                   Michelle D. Richter
                                                   Vice President



                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)


                                              By:  /s/ Michelle D. Richter
                                                   -----------------------------
                                                   Michelle D. Richter
                                                   Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Christopher O. Blunt*          Director

Frank M. Boccio*               Director

Stephen P. Fisher*             Director

John T. Fleurant*              Director

Robert M. Gardner*             Vice President and Controller
                               (Principal Accounting Officer)

Solomon Goldfinger*            Director

Michael J. Gordon*             Director

Steven D. Lash*                Director

Theodore A. Mathas*            Chairman and President (Principal Executive
                               Officer)

Mark W. Pfaff*                 Director

Arthur H. Seter*               Director

Michael E. Sproule*            Director and Chief Financial Officer

Joel M. Steinberg*             Director

Susan A. Thrope*               Director




By:      /s/ Michelle D. Richter
      ----------------------------------
      Michelle D. Richter
      Attorney-in-Fact
      April 19, 2011



* Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------


(k)                           Opinion and Consent of Thomas F. English, Esq.


(l)                           Opinion and Consent of Amanda L. Kuhl,
                              Actuary


(m)                           Sample Calculation of Illustrations

(n)(1)                        Consent of PricewaterhouseCoopers LLP

